As filed with the Securities and Exchange Commission on May 11, 2026

1933 Act Registration File No. 333-205411

1940 Act File No. 811-23063

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.__

Post-Effective Amendment No. 68

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 70

HORIZON FUNDS

(Exact Name of Registrant as Specified in Charter)

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

(Address of Principal Office)

Registrant’s Telephone Number, including Area Code: (704) 544-2399

Matthew S. Chambers

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

(Name and Address of Agent for Service)

With copy to: Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

It is proposed that this filing become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on May 1, 2026, pursuant to paragraph (b)
[ X ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ________________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

This Post-Effective Amendment No. 68 to the Registrant’s Registration Statement filed on Form N-1A (“PEA No. 68”) is being filed pursuant to Rule 485(a) under the Securities Act of 1933 for the purpose of making material updates to the investment strategies and corresponding risk disclosures of Horizon Defensive Core Fund. This PEA No. 68 does not affect the registration or disclosures of any other series of the Registrant identified in this PEA No. 68, and no information contained in this filing is intended to materially amend, update, or supersede the disclosures in the Registration Statement on Form N-1A relating to any other such series.

Horizon Active Asset Allocation Fund Advisor Class (HASAX) Institutional Class (HASIX) Investor Class (AAANX)	Horizon Active Risk Assist® Fund Advisor Class (ARAAX) Institutional Class (ACRIX) Investor Class (ARANX)
Horizon Active Income Fund Advisor Class (AIHAX) Institutional Class (AIRIX) Investor Class (AIMNX)	Horizon Equity Premium Income Fund Advisor Class (HADUX) Institutional Class (HIDDX)* Investor Class (HNDDX)
Horizon Defined Risk Fund Advisor Class (HADRX) Institutional Class (HIDRX)* Investor Class (HNDRX)	Horizon Multi-Factor U.S. Equity Fund Advisor Class (USRTX) Institutional Class (USRIX)* Investor Class (USRAX)
Horizon Defensive Core Fund Advisor Class (HESAX) Institutional Class (HESIX)* Investor Class (HESGX)	Horizon Tactical Fixed Income Fund Advisor Class (HTFAX) Institutional Class (HTFIX)* Investor Class (HTFNX)
Horizon Multi-Factor Small/Mid Cap Fund Advisor Class (HSMBX) Institutional Class (HSMIX)* Investor Class (HSMNX)	Centre American Select Equity Fund Advisor Class (DHAMX) Institutional Class (-)* Investor Class (DHANX)

Centre Global Infrastructure Fund

Advisor Class (DHIVX)

Institutional Class (-)*

Investor Class (DHINX)

[July __], 2026

The Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

*	As of the date of this Prospectus, the Institutional Class shares of the Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Defensive Core Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Tactical Fixed Income Fund, Horizon Multi-Factor Small/Mid Cap Fund, Centre American Select Equity Fund, and Centre Global Infrastructure Fund have not commenced operations.

TABLE OF CONTENTS

SUMMARY SECTIONS	1
Horizon Active Asset Allocation Fund	1
Horizon Active Risk Assist® Fund	8
Horizon Active Income Fund	15
Horizon Equity Premium Income Fund	22
Horizon Defined Risk Fund	28
Horizon Multi-Factor U.S. Equity Fund	34
Horizon Defensive Core Fund	39
Horizon Tactical Fixed Income Fund	45
Horizon Multi-Factor Small/Mid Cap Fund	51
Centre American Select Equity Fund	56
Centre Global Infrastructure Fund	62
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	68
PRINCIPAL INVESTMENT RISKS	69
MANAGEMENT OF THE FUNDS	81
INVESTMENT ADVISER	81
PORTFOLIO MANAGERS	83
HOW SHARES ARE PRICED	84
HOW TO PURCHASE SHARES	85
HOW TO REDEEM SHARES	87
HOW TO EXCHANGE SHARES	91
TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS	91
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	95
HOUSEHOLDING	96
ADDITIONAL INFORMATION	96
FINANCIAL HIGHLIGHTS	97
PRIVACY NOTICE	123

SUMMARY SECTIONS

HORIZON ACTIVE ASSET ALLOCATION FUND

Investment Objective

The investment objective of the Horizon Active Asset Allocation Fund (the “Allocation Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Allocation Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Allocation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.12%	0.12%	0.12%
Interest Expense	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.11%	0.11%	0.11%
Shareholder Servicing Expenses	None	None	0.10%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses(2)	1.46%	1.21%	1.31%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Allocation Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses. The ratio of expenses to average net assets in the financial highlights also includes interest expense incurred during the 2025 fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Allocation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Allocation Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$149	$462	$797	$1,746
Institutional Class	$123	$384	$665	$1,466
Investor Class	$133	$415	$718	$1,579

Portfolio Turnover. The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Allocation Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Allocation Fund’s portfolio turnover rate was 90% of the average value of the portfolio.

Principal Investment Strategies of the Allocation Fund

The Fund seeks to achieve its investment objective by allocating assets across one or more of the following sectors of the global securities markets:

●	U.S. Common Stocks
●	Foreign Developed Market Common Stocks
●	Emerging Market Common Stocks

●	Real Estate Investment Trusts (“REITs”)
●	Government Bonds
●	Corporate Bonds
●	International Bonds
●	Municipal Bonds
●	High Yield Bonds

The Allocation Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), selects asset classes using a flexible approach that allocates the Allocation Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk.

This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. As a part of the Fund’s overall allocation strategy, Horizon expects to invest a portion of the Fund’s assets in equity securities of U.S. and foreign (non-U.S.) companies that offer exposure to emerging technologies in various phases of development, including, without limitation, companies involved with the development of technologies related to artificial intelligence. Horizon expects to engage in frequent buying and selling of securities to achieve the Allocation Fund’s investment objective.

Horizon may execute the Allocation Fund’s strategy by investing in exchange-traded funds (“ETFs”) or by investing directly in individual securities or baskets of securities. Potential investments are reviewed for trading efficiency, liquidity, risk/return profile, and fit within overall portfolio diversification needs prior to investment. Horizon generally expects to select individual securities or baskets of securities instead of ETFs, when it believes such investments are more cost effective, more operationally efficient or will provide strategic exposure to a specific sector or market segment.

Horizon selects investments without restriction as to the issuer country, capitalization, currency, or maturity or credit quality of the securities or the securities held by each ETF. Under normal market conditions, the Allocation Fund invests a majority of its assets in equity securities or ETFs that invest primarily in equity securities; however, the Allocation Fund may invest in fixed income securities, including, without limitation, lower-quality fixed income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”) or in ETFs that invest primarily in such securities. In addition, the Allocation Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Allocation Fund, and may implement such investments through option combinations such as spreads, straddles, and collars.

The Allocation Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Allocation Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Allocation Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Allocation Fund (the right of the Allocation Fund to sell a specific security within a specified period) with a call option that is written by the Allocation Fund (the right of the counterparty to buy the same security) in a single instrument, and the Allocation Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Allocation Fund may engage; however, the Allocation Fund will not use options for the purpose of increasing the Allocation Fund’s leverage with respect to any portfolio investment.

The Allocation Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Allocation Fund. Depending on market conditions, the Allocation Fund may at times focus its investments in particular sectors or areas of the economy.

Principal Risks of the Allocation Fund

Many factors affect the Allocation Fund’s performance. The Allocation Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Allocation Fund invests. The Allocation Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Allocation Fund.

Management Risk. The ability of the Allocation Fund to meet its investment objective is directly related to the allocation of the Allocation Fund’s assets. Horizon may allocate the Allocation Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Allocation Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Allocation Fund to potentially significant losses. If the Allocation Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Allocation Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Allocation Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Allocation Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Allocation Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Emerging Technologies and Artificial Intelligence (AI) Risk. Companies involved in emerging technologies, including artificial intelligence (AI), are subject to particular risks. These companies face risks associated with product obsolescence as a result of the rapid pace of innovation, changes in business cycles, economic growth, and government regulation any of which could adversely impact their performance. These companies may have limited product lines, markets, financial resources or personnel and often face intense competition. These companies may be heavily dependent on intellectual property rights, and challenges to or misappropriation of such rights could have a material adverse effect on such companies. These companies typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s financial performance.

Underlying ETFs Risk. To the extent that the Allocation Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Allocation Fund’s direct fees and expenses. As a result, the cost of investing in the Allocation Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Allocation Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Allocation Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Allocation Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Allocation Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Quantitative Model Risk. The Allocation Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Allocation Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Allocation Fund’s portfolio. Any of these factors could cause the Allocation Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Allocation Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Allocation Fund, and may also result in the realization of short-term capital gains. The Allocation Fund must generally distribute realized capital gains to shareholders, increasing the Allocation Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Large Capitalization Company Risk.  Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities.  The market price of equity securities owned by the Allocation Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Allocation Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).These investments are considered to be speculative in nature.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Municipal Obligations Risk. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. From time-to-time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Sector and Focus Risk. To the extent that the Allocation Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Allocation Fund’s performance.

Foreign Currency Risk. Foreign currency-linked investments risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Allocation Fund’s service providers or counterparties, issuers of securities held by the Allocation Fund, or other market participants may adversely affect the Allocation Fund and its shareholders, including by causing losses for the Allocation Fund or impairing its operations.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Allocation Fund by showing the Allocation Fund’s average returns for the last ten calendar years. The Average Annual Total Returns table shows how the Allocation Fund’s average annual returns compare with those of a broad measure of market performance, as well as an additional index that reflects the market sectors in which the Allocation Fund may invest. The Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Allocation Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Allocation Fund is the successor to the investment performance of the Predecessor Allocation Fund as a result of the reorganization of the Predecessor Allocation Fund into the Allocation Fund on February 8, 2016. Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Allocation Fund. The Predecessor Allocation Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Allocation Fund.

Calendar Year Returns as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 18.28% (for the quarter ended June 30, 2020). The worst performance was -22.34% (for the quarter ended March 31, 2020).

Active Asset Allocation Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Ten Years*	Since Inception of Class*
Investor Class
Return Before Taxes	16.55%	9.11%	9.57%	9.14%
Return After Taxes on Distributions	15.43%	6.61%	7.35%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	10.70%	6.30%	6.86%	6.58%
Advisor Class
Return Before Taxes	16.34%	8.92%	9.43%	9.51%
Institutional Class
Return Before Taxes	16.61%	9.21%	N/A	10.18%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.70%
S&P Global BMI ex-US Index (reflects no deduction for fees, expenses or taxes)	31.34%	7.56%	8.35%	7.18%

*	Investor Class shares commenced operations on January 31, 2012. Advisor Class shares commenced operations on September 4, 2015, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Allocation Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The S&P Global BMI ex-U.S. Index is a comprehensive, rules-based index that represents the composition of global stock markets. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Allocation Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management, share responsibility for the day-to-day management of the Allocation Fund as Co-Portfolio Managers. Mr. Ladner has been a Co-Portfolio Manager of the Allocation Fund since 2018. Dr. Dickson and Mr. Hill have been Co-Portfolio Managers of the Allocation Fund since 2020.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Allocation Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Allocation Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Allocation Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Allocation Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Allocation Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Allocation Fund through a broker-dealer or other financial intermediary (such as a bank), the Allocation Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HORIZON ACTIVE RISK ASSIST® FUND

Investment Objective

The investment objective of the Horizon Active Risk Assist® Fund (the “Risk Assist Fund” or the “Fund”) is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy (the “Risk Assist strategy”).

Fees and Expenses of the Risk Assist Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Risk Assist Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.09%	0.09%	0.09%
Shareholder Servicing Expenses	None	None	0.10%
Acquired Fund Fees and Expenses(1)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses(2)	1.40%	1.15%	1.25%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Risk Assist Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses. The ratio of expenses to average net assets in the financial highlights also includes interest expense incurred during the 2025 fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Risk Assist Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Risk Assist Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Risk Assist Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$143	$443	$766	$1,680
Institutional Class	$117	$365	$633	$1,398
Investor Class	$127	$397	$686	$1,511

Portfolio Turnover. The Risk Assist Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Risk Assist Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Risk Assist Fund’s portfolio turnover rate was 172% of the average value of the portfolio.

Principal Investment Strategies of the Risk Assist Fund

The Fund seeks to achieve its investment objective by using a multi-discipline active asset allocation investment approach. The Risk Assist Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), allocates the Risk Assist Fund’s assets across various sectors of the global securities markets. In addition, Horizon seeks to mitigate downside risk through its Risk Assist strategy, which is an active risk reduction strategy intended to guard against large declines in an equity portfolio.

Global Securities Strategy

Horizon executes its global securities allocation strategy by allocating assets across one or more of the following sectors of the global securities markets:

●	U.S. Common Stocks
●	Foreign Developed Market Common Stocks
●	Emerging Market Common Stocks
●	Real Estate Investment Trusts (“REITs”)
●	Government Bonds
●	Corporate Bonds
●	International Bonds
●	Municipal Bonds
●	High Yield Bonds

Horizon selects asset classes using a flexible approach that allocates the Risk Assist Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. Horizon expects to engage in frequent buying and selling of securities to achieve the Risk Assist Fund’s investment objective. Depending on market conditions, the Risk Assist Fund may at times focus its investments in particular sectors or areas of the economy.

Horizon may execute the Risk Assist Fund’s strategy by investing in exchange-traded funds (“ETFs”) or by investing directly in individual securities or baskets of securities. Potential investments are reviewed for trading efficiency, liquidity, risk/return profile, and fit within overall portfolio diversification needs prior to investment. Horizon generally expects to select individual securities or baskets of securities instead of ETFs, when it believes such investments are more cost effective, more operationally efficient or will provide strategic exposure to a specific sector or market segment.

Horizon selects investments without restriction as to the issuer country, capitalization, currency, or maturity or credit quality of the securities or the securities held by each ETF. Under normal market conditions, the Risk Assist Fund invests a majority of its assets in equity securities or ETFs that invest primarily in equity securities; however, the Risk Assist Fund may invest in fixed income securities, including, without limitation, lower-quality fixed income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”) or in ETFs that invest primarily in such securities. In addition, the Risk Assist Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Risk Assist Fund, and may implement such investments through option combinations such as spreads, straddles, and collars.

The Risk Assist Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Risk Assist Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Risk Assist Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Risk Assist Fund (the right of the Risk Assist Fund to sell a specific security within a specified period) with a call option that is written by the Risk Assist Fund (the right of the counterparty to buy the same security) in a single instrument, and the Risk Assist Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Risk Assist Fund may engage; however, the Risk Assist Fund will not use options for the purpose of increasing the Risk Assist Fund’s leverage with respect to any portfolio investment.

Additional Overlay: Risk Assist Strategy

Under the Risk Assist strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions (such as increases in market volatility and decreases in global equity markets), in order to apply a proprietary process that prompts a risk reduction of the portfolio. Horizon executes this strategy by investing up to 100% of the Risk Assist Fund’s portfolio in U.S. Treasuries or U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”), U.S. Government money market funds, exchange traded options on U.S. Treasury Securities, repurchase agreements fully collateralized by U.S. Treasury Securities, or ETFs that invest in any of the foregoing. The Risk Assist Fund may invest in U.S. Treasury Securities without regard to maturity or duration.

Although Horizon may allocate 100% of the Risk Assist Fund’s assets to the Risk Assist strategy, it is not required to. Instead, Horizon employs the Risk Assist strategy in stages, and Horizon may allocate between 0% and 100% of the Risk Assist Fund’s assets to the Risk Assist strategy, depending on Horizon’s determination of current market risk.

The Risk Assist Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Risk Assist Fund.

The Risk Assist Fund’s algorithm also includes a process by which it systematically raises the loss tolerance limit in an effort to protect investment gains within the portfolio. The result of this process is referred to as a “ratchet”. To implement the ratchet, Horizon first determines the lowest portfolio value that the algorithm is calculated to accommodate during any 12-month period. As the Risk Assist’s portfolio value grows (typically when the portfolio has experienced 3-5% of appreciation, depending on market conditions), the Risk Assist algorithm will increase (i.e., “ratchet” up) the value of the loss tolerance limit in an attempt to protect those gains.

Risk Assist is a registered trademark of Horizon Investments, LLC and is used herein with its permission.

Principal Risks of the Risk Assist Fund

Many factors affect the Risk Assist Fund’s performance. The Risk Assist Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Risk Assist Fund invests. The Risk Assist Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Risk Assist Fund.

Management Risk. The ability of the Risk Assist Fund to meet its investment objective is directly related to the allocation of the Risk Assist Fund’s assets. Horizon may allocate the Risk Assist Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Risk Assist Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Risk Assist Fund to potentially significant losses. If the Risk Assist Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Risk Assist Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Risk Assist Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Risk Assist Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Risk Assist Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Underlying ETFs Risk. To the extent that the Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Risk Assist Strategy Risk. There can be no guarantee that the Risk Assist strategy, including the ratchet function, will be successful in preventing losses in the Risk Assist Fund’s portfolio. Because the Risk Assist strategy may be implemented in stages, the Risk Assist Fund may have market exposure during times when the Risk Assist strategy is being implemented. To the extent that the Risk Assist strategy is implemented, the Risk Assist Fund will likely not benefit from capital appreciation or income from the equity markets.

Equity Securities Risk.  Equity securities typically have greater price volatility than fixed income securities.  The market price of equity securities owned by the Risk Assist Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk.   Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Risk Assist Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). These investments are considered to be speculative in nature.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Quantitative Model Risk. The Risk Assist Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Risk Assist Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Risk Assist Fund’s portfolio. Any of these factors could cause the Risk Assist Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Sector and Focus Risk. To the extent that the Risk Assist Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Risk Assist Fund’s performance.

Foreign Currency Risk. Foreign currency-linked investment risk includes market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Risk Assist Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Municipal Obligations Risk. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. From time-to-time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Risk Assist Fund’s service providers or counterparties, issuers of securities held by the Risk Assist Fund, or other market participants may adversely affect the Risk Assist Fund and its shareholders, including by causing losses for the Risk Assist Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Risk Assist Fund by showing the Risk Assist Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Risk Assist Fund’s average annual returns compare with those of a broad measure of market performance, as well as additional indices that reflect the market sectors in which the Risk Assist Fund may invest. The Risk Assist Fund’s past performance, before and after taxes, is not necessarily an indication of how the Risk Assist Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Risk Assist Fund is the successor to the investment performance of the Predecessor Risk Assist Fund as a result of the reorganization of the Predecessor Risk Assist Fund into the Risk Assist Fund on February 8, 2016. Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Risk Assist Fund. The Predecessor Risk Assist Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Risk Assist Fund.

Calendar Year Returns as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 13.17% (for the quarter ended December 31, 2020). The worst performance was -16.67% (for the quarter ended March 31, 2020).

Active Risk Assist Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Ten Years	Since Inception of Class*
Investor Class
Return Before Taxes	13.98%	7.99%	6.88%	5.65%
Return After Taxes on Distributions	11.34%	6.33%	5.69%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares	9.52%	5.89%	5.18%	4.21%
Advisor Class
Return Before Taxes	13.78%	7.82%	6.73%	6.62%
Institutional Class
Return Before Taxes	14.09%	8.10%	N/A	7.41%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	13.44%
S&P Global BMI ex-US Index (reflects no deduction for fees, expenses or taxes)	31.34%	7.56%	8.35%	6.11%
Bloomberg Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	1.92%

*	Investor Class shares commenced operations on August 29, 2014. Advisor Class shares commenced operations on September 4, 2015, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Risk Assist Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. The Bloomberg Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Risk Assist Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Risk Assist Fund as Co-Portfolio Managers. Mr. Ladner has been a Co-Portfolio Manager of the Risk Assist Fund since its inception in September 2014, Dr. Dickson has been a Co-Portfolio Manager of the Risk Assist Fund since 2018 and Mr. Hill has been a Co-Portfolio Manager of the Risk Assist Fund since 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Risk Assist Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Risk Assist Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Risk Assist Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Risk Assist Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Risk Assist Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Risk Assist Fund through a broker-dealer or other financial intermediary (such as a bank), the Risk Assist Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Risk Assist Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HORIZON ACTIVE INCOME FUND

Investment Objective

The investment objective of the Horizon Active Income Fund (the “Income Fund” or the “Fund”) is income.

Fees and Expenses of the Income Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%
Shareholder Servicing Expenses	None	None	0.10%
Acquired Fund Fees and Expenses(1)	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses(2)	1.43%	1.18%	1.28%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Income Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses.

Example. This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$146	$452	$782	$1,713
Institutional Class	$120	$375	$649	$1,432
Investor Class	$130	$406	$702	$1,545

Portfolio Turnover. The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Income Fund’s portfolio turnover rate was 93% of the average value of the portfolio.

Principal Investment Strategies of the Income Fund

The Fund seeks to achieve its investment objective by allocating assets across various sectors of the global securities markets. The Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), executes this strategy by investing primarily in income-producing securities, which Horizon generally considers as: equity securities that are expected to pay a dividend; fixed-income securities; cash equivalents; sovereign debt; U.S. treasuries; fixed and floating rate securities of publicly traded companies; convertible bonds; preferred stock; master limited partnerships (“MLPs”); mortgage-backed securities (“MBS”); real estate investment trusts (“REITs”); futures; and options.

Horizon selects asset classes using a flexible approach that allocates the Income Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. Horizon expects to engage in frequent buying and selling of securities to achieve the Income Fund’s investment objective.

Horizon may execute the Income Fund’s strategy by investing in exchange-traded funds (“ETFs”) or by investing directly in individual securities or baskets of securities. Potential investments are reviewed for trading efficiency, liquidity, risk/return profile, and fit within overall portfolio diversification needs prior to investment. Horizon generally expects to select individual securities or baskets of securities instead of ETFs, when it believes such investments are more cost effective, more operationally efficient or will provide strategic exposure to a specific sector or market segment.

The Income Fund will invest primarily in U.S. Dollar denominated securities, but may also invest a portion of its assets in non-U.S. Dollar denominated securities. Horizon selects portfolio investments without restriction as to the issuer country, capitalization, currency, maturity or credit quality. In addition, the Income Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Income Fund, and may implement such investments through option combinations such as spreads, straddles, and collars.

The Income Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Income Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Income Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Income Fund (the right of the Income Fund to sell a specific security within a specified period) with a call option that is written by the Income Fund (the right of the counterparty to buy the same security) in a single instrument, and the Income Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Income Fund may engage; however, the Income Fund will not use options for the purpose of increasing the Income Fund’s leverage with respect to any portfolio investment.

The Income Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Income Fund. Depending on market conditions, the Income Fund may at times focus its investments in particular sectors or areas of the economy.

Principal Risks of the Income Fund

Many factors affect the Income Fund’s performance. The Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Income Fund invests. The Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Income Fund.

Management Risk. The ability of the Income Fund to meet its investment objective is directly related to the allocation of the Income Fund’s assets. Horizon may allocate the Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Income Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Income Fund to potentially significant losses. If the Income Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Income Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Income Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Income Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Income Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Underlying ETFs Risk. To the extent that the Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Fixed Income Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Income Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) or lower (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Interest Rate Risk. When the Income Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Income Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Income Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). These investments are considered to be speculative in nature.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

MBS Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In connection with the Fund’s use of futures contracts, if the value of investments is incorrectly forecasted, the Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by the Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations, including increased volatility and possible foreign government interference. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.

Quantitative Model Risk. The Income Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Income Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Income Fund’s portfolio. Any of these factors could cause the Income Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Income Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Sector and Focus Risk. To the extent that the Income Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Income Fund’s performance.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Income Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Income Fund’s service providers or counterparties, issuers of securities held by the Risk Assist Fund, or other market participants may adversely affect the Income Fund and its shareholders, including by causing losses for the Income Fund or impairing its operations.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Income Fund by showing the Income Fund’s average returns for the past ten calendar years. The Average Annual Total Returns table shows how the Income Fund’s average annual returns compare with those of a broad measure of market performance. The Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Income Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Income Fund is the successor to the investment performance of the Predecessor Income Fund as a result of the reorganization of the Predecessor Income Fund into the Income Fund on February 8, 2016. Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Income Fund. The Predecessor Income Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Income Fund.

Calendar Year Returns as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 7.04% (for the quarter ended December 31, 2023). The worst performance was -6.59% (for the quarter ended March 31, 2022).

Active Income Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Ten Years	Since Inception of Class*
Investor Class
Return Before Taxes	5.03%	-1.07%	0.85%	0.77%
Return After Taxes on Distributions	3.32%	-2.31%	-0.24%	-0.23%
Return After Taxes on Distributions and Sale of Fund Shares	2.96%	-1.33%	0.21%	0.18%
Advisor Class
Return Before Taxes	4.95%	-1.19%	N/A	0.72%
Institutional Class
Return Before Taxes	5.16%	-0.98%	N/A	0.68%
Bloomberg Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	2.15%

*	Investor Class shares commenced operations on September 30, 2013. Advisor Class shares commenced operations on February 8, 2016, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Bloomberg Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Investors cannot directly invest in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Income Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, and Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, share responsibility for the day-to-day management of the Income Fund as Co-Portfolio Managers. Mr. Ladner has been a Co-Portfolio Manager of the Income Fund since its inception in 2013. Mr. Hill and Mr. Dickson have been a Co-Portfolio Managers of the Income Fund since 2019.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the sections titled “How to Purchase Shares” and “How to Redeem Shares” of the Income Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Income Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Income Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HORIZON EQUITY PREMIUM INCOME FUND

Investment Objective

The investment objective of the Horizon Equity Premium Income Fund (the “Equity Premium Income Fund” or the “Fund”) is capital appreciation and current income.

Fees and Expenses of the Equity Premium Income Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Premium Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.24%	0.23%	0.23%
Expense Recoupment	0.01%	0.00%	0.00%
Remainder of Other Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses(2)	1.24%	0.98%	1.08%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Equity Premium Income Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses. The ratio of expenses to average net assets in the financial highlights also includes interest expense incurred during the 2025 fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Equity Premium Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Premium Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Premium Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$126	$391	$677	$1,490
Institutional Class	$100	$312	$542	$1,201
Investor Class	$217	$448	$697	$1,411

Portfolio Turnover. The Equity Premium Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Premium Income Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Equity Premium Income Fund’s portfolio turnover rate was 10% of the average value of the portfolio.

Principal Investment Strategies of the Equity Premium Income Fund

The Fund seeks to achieve its investment objective primarily by investing in the equity securities of dividend-paying U.S. large-capitalization companies and selling call options on broad-based securities indices (including, without limitation, the S&P 500). The Fund may invest in the equity securities of companies of any size capitalization, although it expects to primarily invest in large-capitalization companies (companies with a market capitalization of $10 billion or more at the time of investment).

The Equity Premium Income Fund’s investment adviser (“Horizon”) Horizon employs a flexible approach that combines active management with quantitative models to allocate the Fund’s portfolio with the goal of generating attractive potential returns for a given amount of risk. The Fund may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon, and may, depending on market conditions, focus its investments in particular sectors or areas of the economy.

Under normal circumstances, the Equity Premium Income Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and investments that produce premium income. For purposes of this policy, equity securities means common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities.

Dividend-Paying Securities. Horizon selects and weights securities using a process that emphasizes diversification across dividend-paying securities that Horizon believes offer the opportunity for attractive potential return. Dividend-paying securities include equity securities that have paid a dividend in the prior 12 calendar months, or that Horizon believes are reasonably likely to pay a dividend in the 12 calendar months following the Fund’s acquisition of the security. In selecting securities for the Fund’s portfolio, Horizon seeks to diversify across dividend-paying securities that exhibit characteristics such as high profitability and stable earnings, low price variability, low fundamental valuation measures, and positive price trends. These characteristics may be adjusted as economic, market, and financial conditions change.

Options. The Equity Premium Income Fund seeks to generate additional cash flow, and may reduce volatility, through the sale of call options on broad-based securities indices (including, without limitation, the S&P 500). The Equity Premium Income Fund expects that, under normal circumstances, it will sell call options on a portion of the value of the Fund’s portfolio. As a seller of call options, the Equity Premium Income Fund will receive a premium (cash) from the purchaser of the option, in exchange for which the purchaser of the call option has the right to participate in the underlying index’s gains above the predetermined strike price until the option expires. If the option is exercised, the Fund, as the seller of the call option, must pay the difference between the price of the index and the strike price of the option.

During periods where the U.S. equity market is relatively stable, falling, or slightly rising such that the option premiums received by the Fund exceed the appreciation of the index and the strike price, the strategy may outperform an otherwise similar strategy that does not generate additional income from options premiums. Alternatively, during periods of rising markets where gains in the underlying indices exceed the premiums received, the strategy would be expected to underperform an otherwise similar strategy with no option overlay. The Equity Premium Income Fund expects that the underlying portfolio of securities, together with the option overlay, should in the aggregate result in a portfolio with a modest defensive tilt as compared to the S&P 500, designed to outperform in flat to down markets, and expected to underperform in large positive markets.

In addition to the sale of call options discussed above, the Equity Premium Income Fund may also buy or write put and call options on individual securities (including ETFs) or securities indices for investment purposes, to hedge other investments, or to generate additional option premiums for the Fund. The Equity Premium Income Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Equity Premium Income Fund may involve a “collateralized” strategy more generally, where the Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities. The Equity Premium Income Fund may also write options on individual securities that it does not hold in its portfolio (i.e., “naked” options), which have the potential for unlimited loss.

The Equity Premium Income Fund’s option strategies may also involve options combinations, such as spreads, straddles and collars. In “spread” transactions, the Equity Premium Income Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different strike prices, expiration dates, or both. When the Equity Premium Income Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Equity Premium Income purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same strike price. A “collar” position combines a put option purchased by the Equity Premium Income (the right of the Equity Premium Income Fund to sell a specific security within a specified period) with a call option that is written by the Equity Premium Income Fund (the right of the counterparty to buy the same security) in a single instrument, and the Equity Premium Income Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Equity Premium Income Fund may engage.

The Equity Premium Income Fund will typically sell portfolio securities to seek to secure gains or limit potential losses when Horizon believes that other more favorable opportunities exist or when Horizon otherwise believes it is in the best interest of the Equity Premium Income Fund.

Principal Risks of the Equity Premium Income Fund

Many factors affect the Equity Premium Income Fund’s performance. The Equity Premium Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Equity Premium Income Fund invests. The Equity Premium Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Equity Premium Income Fund.

Management Risk. The ability of the Equity Premium Income Fund to meet its investment objective is directly related to the allocation of the Equity Premium Income Fund’s assets. Horizon may allocate the Equity Premium Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Equity Premium Income Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Equity Premium Income Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Dividend Yield Risk. While the Equity Premium Income Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Equity Premium Income Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Domestic Strategy Risk. Because the Equity Premium Income Fund will invest primarily in securities of U.S. issuers, the Equity Premium Income Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Focus Risk. To the extent that the Equity Premium Income Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Equity Premium Income Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Fund’s shares and dividends may decline.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Equity Premium Income Fund to potentially significant losses. If the Equity Premium Income Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Equity Premium Income Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Equity Premium Income Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Equity Premium Income Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Equity Premium Income Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin or collateral if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Equity Securities Risk.  Equity securities typically have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk.  Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Equity Premium Income Fund’s service providers or counterparties, issuers of securities held by the Equity Premium Income Fund, or other market participants may adversely affect the Equity Premium Income Fund and its shareholders, including by causing losses for the Equity Premium Income Fund or impairing its operations.

Quantitative Model Risk. The Equity Premium Income Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Equity Premium Income Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Equity Premium Income Fund’s portfolio. Any of these factors could cause the Equity Premium Income Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Equity Premium Income Fund by showing the Equity Premium Income Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Equity Premium Income Fund’s average annual returns compare with those of a broad measure of market performance. The Equity Premium Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Equity Premium Income Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 14.01% (for the quarter ended December 31, 2022). The worst performance was -25.37% (for the quarter ended March 31, 2020).

Equity Premium Income Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	18.89%	11.49%	9.25%
Return After Taxes on Distributions	18.72%	11.00%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	11.28%	9.01%	7.20%
Advisor Class
Return Before Taxes	18.69%	11.31%	8.50%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.07%
CBOE S&P 500 Buy-Write Index (reflects no deduction for fees, expenses or taxes)	8.91%	9.33%	7.29%

*	Investor Class shares commenced operations on December 28, 2016. Advisor Class shares commenced operations on June 20, 2017. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot directly invest in an index.

The CBOE S&P 500 Buy/Write Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Equity Premium Income Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsible for the day-to-day management of the Equity Premium Income Fund as Co-Portfolio Managers. Dr. Dickson has been a Co-Portfolio Manager of the Equity Premium Income Fund since 2018, Mr. Ladner and Mr. Hill have been Co-Portfolio Managers of the Equity Premium Income Fund since 2023.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Equity Premium Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this Prospectus, Institutional Class shares of the Equity Premium Income Fund are not being offered for sale.

Tax Information. The Equity Premium Income Fund’s distributions are taxed as ordinary, capital gains, or nontaxable return of capital distributions, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Equity Premium Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Premium Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Premium Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HORIZON DEFINED RISK FUND

Investment Objective

The investment objective of the Horizon Defined Risk Fund (the “Defined Risk Fund” or the “Fund”) is capital appreciation and capital preservation.

Fees and Expenses of the Defined Risk Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Defined Risk Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.14%	0.12%	0.14%
Expense Recoupment	0.02%	0.00%	0.02%
Remainder of Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses(2)	1.19%	0.92%	1.04%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Defined Risk Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses. The ratio of expenses to average net assets in the financial highlights also includes interest expense incurred during the 2025 fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Defined Risk Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defined Risk Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defined Risk Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 years
Advisor Class	$121	$374	$646	$1,422
Institutional Class	$94	$293	$509	$1,131
Investor Class	$106	$327	$565	$1,250

Portfolio Turnover. The Defined Risk Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Defined Risk Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Defined Risk Fund’s portfolio turnover rate was 13% of the average value of the portfolio.

Principal Investment Strategies of the Defined Risk Fund

The Fund seeks to achieve its investment objective by investing in a broadly diversified portfolio of equity securities (the “Equity Portfolio”), while seeking to generate income, hedge volatility and reduce the downside risk of the Equity Portfolio by buying and selling put and call options (the “Options Portfolio”). The Defined Risk Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), expects that the combination of the returns from the Equity Portfolio and the potential cash flow, reduced volatility and downside protection from the Options Portfolio will provide the Defined Risk Fund with the potential to capture a majority of the returns associated with the general equity markets with reduced risk and volatility.

Equity Portfolio

Securities in the Equity Portfolio may include common and preferred stock, exchange-traded funds (“ETFs”), convertible debt securities, American Depositary Receipts (“ADRs”), and securities issued by real estate investment trusts (“REITs”).

Horizon selects equity securities for the Defined Risk Fund’s Equity Portfolio by assessing each security’s projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis.

The Equity Portfolio typically focuses on investing in individual stocks. However, the Equity Portfolio may also invest in ETFs or baskets of securities, preferred stock, convertible debt securities, ADRs and REITs when Horizon believes such investments may offer higher return and/or lower risk than individual securities or when Horizon believes such investments will provide strategic exposure to a desired sector or market segment. Potential ETFs are reviewed for sufficient trading liquidity and fit within the overall diversification needs of the Equity Portfolio prior to investment. Horizon selects securities for the Equity Portfolio without restriction as to an issuer’s country or capitalization.

The Defined Risk Fund will typically sell equity securities to achieve a desired diversification, to secure gains or limit potential losses or when Horizon otherwise believes it is in the best interest of the Defined Risk Fund. In some market conditions, Horizon expects to engage in frequent buying and selling of securities to achieve the Defined Risk Fund’s investment objective.

Options Portfolio

The Options Portfolio will generally consist of options “collars”, which are options combinations comprised of a written call option or call spread and a purchased put option or put spread on the same underlying security. To implement an options collar, the Defined Risk Fund will write a call option or call spread on the underlying security with a strike price above the price of the underlying security and purchase a corresponding put option or put spread on the same underlying security with a strike price below the price of that security.  A call or put “spread” is an option combination whereby the Defined Risk Fund buys an option for investment purposes and writes another option on the same underlying security with the same expiration date, but a different strike price (e.g., a higher strike price in the case of a call and a lower strike price in the case of a put), as a way to offset some of the cost of purchasing the first option.

When the Defined Risk Fund writes (sells) a call or put option, it receives a premium from the purchaser, which may be used to offset the price of purchasing other options. In addition to the cash flow generated by the selling options, the Defined Risk Fund will write call options to seek to reduce the volatility of the Equity Portfolio, especially in down or sideways markets.  Writing call options will, however, reduce the Defined Risk Fund’s ability to profit from increases in the value of the Equity Portfolio because the Defined Risk Fund will begin to accrue liabilities to the purchaser of the call option once the price of the underlying security rises above the option’s strike price. The Defined Risk Fund will buy corresponding put options in an attempt to protect the Defined Risk Fund from significant market declines in the Equity Portfolio that may occur over short periods of time.  The Defined Risk Fund will primarily use exchange-traded options on indexes, ETFs and other individual equity securities, but may also use over-the-counter options when Horizon deems it advisable to do so.

The Defined Risk Fund will typically increase its use of options collars when the Adviser’s research indicates that markets are likely to experience volatility, and there is no maximum or minimum amount of assets that the Defined Fund may use to invest in options collars.

Horizon uses quantitative techniques to screen the available option universe for options collars that Horizon believes offer the best risk/return characteristics for the Equity Portfolio, taking into account, among other things, the following characteristics:

●	liquidity of underlying instruments
●	basis risk/tracking error between portfolio & options positions
●	volatility forecasts
●	option relative valuation
●	time to maturity & strike prices

The Defined Risk Fund typically expects to allow the options in the Options Portfolio to expire, but may seek to close out options positions ahead of expiration when Horizon believes it is advantageous to do so.

There is no limit on the number or size of the options transactions in which the Fund may engage; however, the Fund will not use options for the purpose of increasing the Fund’s leverage with respect to any portfolio investment.

Principal Risks of the Defined Risk Fund

Many factors affect the Defined Risk Fund’s performance. The Defined Risk Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Defined Risk Fund invests. The Defined Risk Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Defined Risk Fund.

Management Risk. The ability of the Defined Risk Fund to meet its investment objective is directly related to the allocation of the Defined Risk Fund’s assets. Horizon may allocate the Defined Risk Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Defined Risk Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Equity Securities Risk.  Equity securities typically have greater price volatility than fixed income securities.  The market price of equity securities owned by the Defined Risk Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Capitalization Company Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Quantitative Model Risk. The Defined Risk Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Defined Risk Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Defined Risk Fund’s portfolio. Any of these factors could cause the Defined Risk Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Foreign Currency Risk. Foreign currency-linked investment risk includes market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Defined Risk Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Underlying ETFs Risk. To the extent that the Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Defined Risk Fund’s service providers or counterparties, issuers of securities held by the Defined Risk Fund, or other market participants may adversely affect the Defined Risk Fund and its shareholders, including by causing losses for the Defined Risk Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Defined Risk Fund by showing the Defined Risk Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Defined Risk Fund’s average annual returns compare with those of a broad measure of market performance. The Defined Risk Fund’s performance, before and after taxes, is not necessarily an indication of how the Defined Risk Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 8.48% (for the quarter ended June 30, 2020). The worst performance was -12.12% (for the quarter ended March 31, 2020).

Defined Risk Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	10.78%	8.63%	7.49%
Return After Taxes on Distributions	10.73%	8.50%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	6.42%	6.79%	5.98%
Advisor Class
Return Before Taxes	10.61%	8.45%	7.27%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.24%
Bloomberg U.S. Treasury 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	5.17%	1.75%	2.14%

*	Investor Class shares commenced operations on December 28, 2017. Advisor Class shares commenced operations on February 2, 2018. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Defined Risk Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after tax-returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index.

The Bloomberg U.S. Treasury 1-3 Years Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Defined Risk Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Defined Risk Fund as Co-Portfolio Managers. Mr. Ladner has been a Portfolio Manager of the Defined Risk Fund since its inception in 2016, Dr. Dickson has been a Co-Portfolio Manager of the Defined Risk Fund since 2018 and Mr. Hill has been a Co-Portfolio Manager of the Defined Risk Fund since 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Defined Risk Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this prospectus, Institutional Class shares of the Defined Risk Fund are not being offered for sale.

Tax Information. The Defined Risk Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Defined Risk Fund through a broker-dealer or other financial intermediary (such as a bank), the Defined Risk Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defined Risk Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Multi-Factor U.S. Equity Fund

Investment Objective

The investment objective of the Horizon Multi-Factor U.S. Equity Fund (the “Multi-Factor U.S. Equity Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Multi-Factor U.S. Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Multi-Factor U.S. Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses(2)	1.17%	0.92%	1.02%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	The Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Multi-Factor U.S. Equity Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses.

Example: This Example is intended to help you compare the cost of investing in the Multi-Factor U.S. Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Multi-Factor U.S. Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Factor U.S. Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$119	$372	$644	$1,420
Institutional Class	$94	$293	$509	$1,131
Investor Class	$104	$325	$563	$1,248

Portfolio Turnover. The Multi-Factor U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Factor U.S. Equity Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Multi-Factor U.S. Equity Fund’s portfolio turnover rate was 134% of the average value of the portfolio.

Principal Investment Strategies of the Multi-Factor U.S. Equity Fund

The Multi-Factor U.S. Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of large and mid-cap U.S. issuers, and employs defensive techniques, including strategic portfolio positioning, to achieve lower overall volatility as compared to the market generally.

The Multi-Factor U.S. Equity Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), generally considers large and mid-cap issuers to be those that are within the range of the S&P 500 and S&P 400 indices when purchased. However, the Fund can invest in companies of any size, which may include small-cap companies, at the discretion of the Adviser. Depending on market conditions, the Multi-Factor U.S. Equity Fund may at times focus its investments in particular sectors or areas of the economy.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis. The Multi-Factor U.S. Equity Fund expects its risk/return analysis will favor defensive investments, and therefore the Multi-Factor U.S. Equity Fund may lag the performance of traditional U.S. equity markets in strong up markets, but is designed to outperform when traditional U.S. equity markets decline. The Multi-Factor U.S. Equity Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Under normal circumstances, the Multi-Factor U.S. Equity Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies. For purposes of this policy: (A) equity securities means common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities; and (B) a U.S. company is an issuer that (i) generates at least 50% of its revenues or profits from business activities in the United States, (ii) has at least 50% of its assets situated in the United States, or (iii) has the principal trading market for its securities in the United States.

Options. The Multi-Factor U.S. Equity Fund may also buy or write put and call options for investment purposes, to hedge other investments, or to generate option premiums for the Fund. The Multi-Factor U.S. Equity Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Multi-Factor U.S. Equity Fund may involve a “collateralized” strategy more generally, where the Multi-Factor U.S. Equity Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities.

The Multi-Factor U.S. Equity Fund’s option strategies may involve options combinations, such as spreads, straddles, and collars. In “spread” transactions, the Multi-Factor U.S. Equity Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Multi-Factor U.S. Equity Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Multi-Factor U.S. Equity Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. A “collar” position combines a put option purchased by the Multi-Factor U.S. Equity Fund (the right of the Multi-Factor U.S. Equity Fund to sell a specific security within a specified period) with a call option that is written by the Multi-Factor U.S. Equity Fund (the right of the counterparty to buy the same security) in a single instrument, and the Multi-Factor U.S. Equity Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Multi-Factor U.S. Equity Fund may engage.

Principal Risks of the Multi-Factor U.S. Equity Fund

Many factors affect the Multi-Factor U.S. Equity Fund’s performance. The Multi-Factor U.S. Equity Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector of the securities in which the Multi-Factor U.S. Equity Fund invests. The Multi-Factor U.S. Equity Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Multi-Factor U.S. Equity Fund.

Management Risk. The ability of the Multi-Factor U.S. Equity Fund to meet its investment objective is directly related to the allocation of the Multi-Factor U.S. Equity Fund’s assets. Horizon may allocate the Multi-Factor U.S. Equity Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Multi-Factor U.S. Equity Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Domestic Strategy Risk. Because the Multi-Factor U.S. Equity Fund will invest primarily in securities of U.S. issuers, the Multi-Factor U.S. Equity Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Multi-Factor U.S. Equity Fund to potentially significant losses. If the Multi-Factor U.S. Equity Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Multi-Factor U.S. Equity Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Multi-Factor U.S. Equity Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Quantitative Model Risk. The Multi-Factor U.S. Equity Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Multi-Factor U.S. Equity Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Multi-Factor U.S. Equity Fund’s portfolio. Any of these factors could cause the Multi-Factor U.S. Equity Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Multi-Factor U.S. Equity Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Multi-Factor U.S. Equity Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Multi-Factor U.S. Equity Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Multi-Factor U.S. Equity Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Sector and Focus Risk. To the extent that the Multi-Factor U.S. Equity Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Multi-Factor U.S. Equity Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Multi-Factor U.S. Equity Fund’s service providers or counterparties, issuers of securities held by the Multi-Factor U.S. Equity Fund, or other market participants may adversely affect the Multi-Factor U.S. Equity Fund and its shareholders, including by causing losses for the Multi-Factor U.S. Equity Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Multi-Factor U.S. Equity Fund by showing the Multi-Factor U.S. Equity Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Multi-Factor U.S. Equity Fund’s average annual returns compare with those of a broad measure of market performance. The Multi-Factor U.S. Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Multi-Factor U.S. Equity Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 11.69% (for the quarter ended March 31, 2024). The worst performance was -18.80% (for the quarter ended March 31, 2020).

Multi-Factor U.S. Equity Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	15.24%	12.16%	11.01%
Return After Taxes on Distributions	13.17%	9.02%	8.59%
Return After Taxes on Distributions and Sale of Fund Shares	10.03%	8.29%	7.78%
Advisor Class
Return Before Taxes	15.05%	12.01%	11.08%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.81%
MSCI USA Minimum Volatility Index (reflects no deduction for fees, expenses or taxes)	7.84%	8.58%	8.77%

*	Investor Class shares commenced operations on June 26, 2019. Advisor Class shares commenced operations on January 31, 2020. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Multi-Factor U.S. Equity Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Investors cannot directly invest in an index. Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Multi-Factor U.S. Equity Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Multi-Factor U.S. Equity Fund as Co-Portfolio Managers. Mr. Ladner and Dr. Dickson have been Co-Portfolio Managers of the Multi-Factor U.S. Equity Fund since its inception in June 2019 and Mr. Hill has been a Co-Portfolio Manager of the Multi-Factor U.S. Equity Fund since 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Multi-Factor U.S. Equity Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Multi-Factor U.S. Equity Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Multi-Factor U.S. Equity Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Multi-Factor U.S. Equity Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Multi-Factor U.S. Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Multi-Factor U.S. Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Multi-Factor U.S. Equity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Multi-Factor U.S. Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Defensive Core Fund

Investment Objective

The investment objective of the Horizon Defensive Core Fund (the “Defensive Core Fund” or the “Fund”) is to seek to capture the majority of returns associated with U.S. equity market investments, while mitigating downside risk through the use of a risk overlay strategy (the “Risk Assist® strategy”).

Fees and Expenses of the Defensive Core Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Defensive Core Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.08%	0.83%	0.93%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Defensive Core Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses.

Example: This Example is intended to help you compare the cost of investing in the Defensive Core Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defensive Core Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defensive Core Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$110	$343	$595	$1,317
Institutional Class	$85	$265	$460	$1,025
Investor Class	$95	$296	$515	$1,143

Portfolio Turnover. The Defensive Core Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Defensive Core Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Defensive Core Fund’s portfolio turnover rate was 216% of the average value of the portfolio.

Principal Investment Strategies of the Defensive Core Fund

The Defensive Core Fund seeks to achieve its investment objective by utilizing two strategies: (1) the Core Equity Strategy; and (2) the Risk Assist® Strategy. The Core Equity Strategy invests primarily in common stocks of large and mid-cap U.S. companies that exhibit high quality and growth characteristics, while the Risk Assist® Strategy is an actively managed risk reduction strategy intended to guard against large declines in the Fund’s equity portfolio. The Fund’s investment adviser (Horizon Investments, LLC (“Horizon” or the “Adviser”)) will determine how to allocate the Defensive Core Fund’s assets between the Core Equity Strategy and the Risk Assist® Strategy.

Core Equity Strategy. Horizon executes the Core Equity Strategy by investing the Fund’s assets primarily in equity securities of large and mid-cap U.S. companies. Horizon generally considers large and mid-cap companies to be those that are within the range of the S&P 500 and S&P 400 indices when purchased. However, the Fund can invest in companies of any size, which may include small-cap companies, at the discretion of Horizon.

Horizon employs a multi-factor process to select investments that Horizon believes have high quality and growth characteristics as compared to the market generally. Horizon considers high quality characteristics to include, without limitation, high profitability and stable earnings; low price variability; low fundamental valuation measures; and high recent price trends. Horizon considers growth characteristics to include, without limitation, revenue growth, earnings per share (EPS) growth, gross profit, and free cash flow (FCF) growth.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, profitability, sentiment and fundamental safety) that Horizon believes offer the opportunity for the highest quality characteristics that may provide higher projected return for a given amount of risk. In constructing the portfolio, Horizon may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon, and may invest in other investment companies, including ETFs, that invest in equity securities of U.S. companies. The Core Equity Strategy expects securities with the foregoing characteristics in aggregate to have a similar performance and risk as traditional U.S. equity markets. In addition, the Defensive Core Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Fund and may implement such investments through option combinations such as spreads, straddles, and collars.

The Defensive Core Fund’s option strategies may involve options combinations, such as spreads or collars. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Defensive Core Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument, and the Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Defensive Core Fund may engage; however, the Fund will not use options for the purpose of increasing the Defensive Core Fund’s leverage with respect to any portfolio investment.

The Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Risk Assist® Strategy. Under the Risk Assist® strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions (such as increases in market volatility and decreases in global equity markets), in order to apply a proprietary process that prompts a risk reduction of the portfolio. The Defensive Core Fund typically executes this strategy by investing up to 100% of the Defensive Core Fund’s portfolio in U.S. Treasuries or other cash equivalents, which may include, without limitation, U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”); exchange traded options on U.S. Treasury Securities; repurchase agreements fully collateralized by U.S. Treasury Securities; and money market instruments, including obligations of U.S. and foreign banks, corporate obligations, U.S. government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate (collectively, “Cash Equivalents”); or money market funds or ETFs that invest in Cash Equivalents (collectively “Defensive Investments”). The Defensive Core Fund may invest in U.S. Treasury Securities without regard to maturity or duration.

Although Horizon may elect to allocate 100% of the Defensive Core Fund’s assets to the Risk Assist® strategy, it is not required to. Instead, Horizon typically employs the Risk Assist® strategy in stages, and Horizon may elect to allocate between 0% and 100% of the Defensive Core Fund’s assets to the Risk Assist® strategy, depending on Horizon’s determination of current market risk.

The Risk Assist® algorithm includes a process by which it systematically attempts to protect investment gains within the portfolio based on Horizon’s measures of perceived risk. The result of this process is referred to as a “ratchet”. To implement the ratchet, Horizon first determines the lowest portfolio value that the algorithm is calculated to accommodate during any 12-month period. As the Risk Assist® strategy portfolio value grows (typically when the portfolio has experienced 3-5% of appreciation, depending on market conditions), the Risk Assist® algorithm will increase (i.e., “ratchet” up) the value of the loss tolerance limit in an attempt to protect those gains.

Principal Risks of the Defensive Core Fund

Many factors affect the Defensive Core Fund’s performance. The Defensive Core Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector of the securities in which the Defensive Core Fund invests. The Defensive Core Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Defensive Core Fund.

Risk Assist® Strategy Risk. The ability of the Defensive Core Fund to meet its investment objective is directly related to Horizon’s ability to effectively allocate Fund assets to, and otherwise implement, the Risk Assist® strategy. Implementing the Defensive Core Fund’s Risk Assist® strategy may result in periods of time when the Defensive Core Fund is invested primarily (or entirely) in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist® strategy, including the ratchet function, will be successful in preventing losses in the Defensive Core Fund’s portfolio. Because the Risk Assist® strategy may be implemented in stages, the Defensive Core Fund may have market exposure during times when the Risk Assist® strategy is being implemented. To the extent that the Risk Assist® strategy is implemented, the Defensive Core Fund will likely not benefit from capital appreciation or income from the equity markets. To the extent that the Risk Assist® strategy is not implemented in a timely manner, the Defensive Core Fund may underperform. The Defensive Core Fund’s portfolio managers analysis of economic trends, or other matters could be wrong and may not produce desired results.

Management Risk. The ability of the Defensive Core Fund to meet its investment objective is directly related to the allocation of the Defensive Core Fund’s assets. Horizon may allocate the Defensive Core Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Defensive Core Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Defensive Core Fund’s service providers or counterparties, issuers of securities held by the Defensive Core Fund, or other market participants may adversely affect the Defensive Core Fund and its shareholders, including by causing losses for the Defensive Core Fund or impairing its operations.

Quantitative Model Risk. The Risk Assist® strategy relies heavily on quantitative models and the analysis of specific metrics to construct and implement the Risk Assist® strategy portion of the Defensive Core Fund. The impact of these metrics on performance can be difficult to predict. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in determining the weighting of particular investments in the Defensive Core Fund’s portfolio. Any of these factors could cause the Defensive Core Fund to underperform funds with similar strategies that do not utilize quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Domestic Strategy Risk. Because the Defensive Core Fund will invest primarily in securities of U.S. issuers, the Defensive Core Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Defensive Core Fund has exposure, and the Defensive Core Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the Defensive Core Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Fixed-Income Risk. The Defensive Core Fund will be subject to fixed-income risks to the extent that the Defensive Core Fund implements the Risk Assist® strategy. The value of investments in fixed-income securities, options on fixed-income securities and securities in which the underlying investments are fixed-income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Defensive Core Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Interest Rate Risk. When the Defensive Core Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Defensive Core Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by Defensive Core Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Sector and Focus Risk. To the extent that the Defensive Core Fund focuses its investments in particular asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those asset classes or sectors may have a significant impact on the Defensive Core Fund’s performance.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Defensive Core Fund to underperform investments that focus on small or mid-cap companies.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Defensive Core Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Multi-Factor U.S. Equity Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Multi-Factor U.S. Equity Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Multi-Factor U.S. Equity Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over-the-counter options, counterparty default risk. Option positions may expire worthless exposing the Defensive Core Fund to potentially significant losses. If the Defensive Core Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Defensive Core Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Defensive Core Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Defensive Core Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Defensive Core Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Defensive Core Fund by showing the Defensive Core Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Defensive Core Fund’s average annual returns compare with those of a broad measure of market performance. The Defensive Core Fund’s past performance, before and after taxes, is not necessarily an indication of how the Defensive Core Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 13.69% (for the quarter ended December 31, 2020). The worst performance was -13.95% (for the quarter ended June 30, 2022).

Defensive Core Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	9.48%	11.35%	12.94%
Return After Taxes on Distributions	5.78%	10.33%	11.89%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	8.95%	10.30%
Advisor Class
Return Before Taxes	9.33%	11.18%	12.78%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)**	17.88%	14.42%	14.99%

*	Investor Class shares commenced operations on December 26, 2019. Advisor Class shares commenced operations on January 8, 2020. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Defensive Core Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot directly invest in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Defensive Core Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC serves as the investment adviser to the Defensive Core Fund.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Clark Allen, Director of Quantitative Research, share responsibility for the day-to-day management of the Defensive Core Fund as Co-Portfolio Managers. Mr. Ladner and Dr. Dickson have each been a Co-Portfolio Manager of the Defensive Core Fund since its inception in December 2019 and Mr. Allen has been a Co-Portfolio Manager since March 2023.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Defensive Core Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Defensive Core Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Defensive Core Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Defensive Core Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Defensive Core Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Defensive Core Fund through a broker-dealer or other financial intermediary (such as a bank), the Defensive Core Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defensive Core Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Tactical Fixed Income Fund

Investment Objective

The investment objective of the Horizon Tactical Fixed Income Fund (the “Tactical Income Fund” or the “Fund”) is to seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses of the Tactical Income Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Tactical Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses (1)(2)	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses(3)	1.37%	1.12%	1.22%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Tactical Income Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses.

Example: This Example is intended to help you compare the cost of investing in the Tactical Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Tactical Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Tactical Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$139	$434	$750	$1,646
Institutional Class	$114	$356	$617	$1,363
Investor Class	$124	$387	$670	$1,477

Portfolio Turnover. The Tactical Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Tactical Income Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Tactical Income Fund’s portfolio turnover rate was 421% of the average value of the portfolio.

Principal Investment Strategies of the Tactical Income Fund

The Tactical Income Fund seeks to achieve its investment objective by allocating to investments across various sectors of the global securities markets. The Tactical Income Fund’s investments will be primarily comprised of fixed and floating rate bonds of U.S. and foreign corporate issuers, both those that are investment-grade and non-investment grade (i.e., high yield or “junk” bonds); debt securities issued by the U.S. government and its agencies and instrumentalities (collectively, “U.S. Government Securities”); foreign sovereign debt; preferred stocks; convertible bonds; mortgage-backed securities (“MBS”); and bank loan assignments and participations. The Tactical Income Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), may execute the Tactical Income Fund’s strategy by investing in exchange-traded funds (“ETFs”) that invest primarily in the foregoing or by investing directly in individual securities or baskets of securities.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Tactical Income Fund’s portfolio. The Tactical Income Fund’s strategy is primarily driven by a tactical, systematic approach that uses measures of past return and risk to shift the Tactical Income Fund’s holdings towards asset classes determined by Horizon to have high and stable measures of price trends. Depending on market conditions, the Tactical Income Fund may at times focus its investments in particular sectors or areas of the economy. The strategy also incorporates a tactical risk management component that monitors asset class trends on a daily basis, and, if conditions deteriorate, prompts Horizon to reduce the Tactical Income Fund’s exposure to that asset class and allocate to more defensive-oriented investments, including, without limitation, U.S. Government Securities and money market instruments. As a result of the Tactical Income Fund’s tactical risk management strategy, in certain market conditions up to 100% of the Tactical Income Fund’s portfolio may be invested in U.S. Government Securities or money market instruments.

The Tactical Income Fund invests in the securities of non-U.S. issuers, including, without limitation, securities of emerging markets issuers and, while the Tactical Income Fund will invest primarily in U.S. Dollar denominated securities, it may also invest a portion of its assets in non-U.S. Dollar denominated securities. Horizon selects portfolio investments without restriction as to the issuer country, capitalization, currency, maturity or credit quality, and investments are expected to include those rated below investment grade (commonly referred to as “high yield” or “junk” bonds). Potential investments are reviewed for trading efficiency, liquidity, risk/return profile, and fit within overall portfolio diversification needs prior to investment. Horizon generally expects to select individual securities or baskets of securities instead of ETFs when it believes such investments are more cost effective, more operationally efficient or will provide strategic exposure to a specific sector or market segment. Horizon expects to engage in frequent buying and selling of securities to achieve the Tactical Income Fund’s objective.

Under normal circumstances, the Tactical Income Fund invests not less than 80% of the value of its net assets (plus any borrowings for investment purposes) in fixed income investments. For purposes of this policy, fixed income investments means: (i) any debt or debt-related securities, income producing securities, and other instruments or evidences of indebtedness, including bonds, bills, notes (including structured notes), loans, money market instruments, mortgage and asset backed securities, and preferred stocks, and derivative instruments related thereto; and (ii) other investment companies, including ETFs, that invest primarily in fixed income investments.

Principal Risks of the Tactical Income Fund

Many factors affect the Tactical Income Fund’s performance. The Tactical Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Tactical Income Fund invests. The Tactical Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Tactical Income Fund.

Management Risk. The ability of the Tactical Income Fund to meet its investment objective is directly related to the allocation of the Tactical Income Fund’s assets. Horizon may allocate the Tactical Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Tactical Income Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Tactical Income Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Tactical Income Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Tactical Income Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Fixed Income Risk. The value of investments in fixed income securities and securities in which the underlying investments are fixed income securities are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Tactical Income Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). These investments are considered to be speculative in nature.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) or lower (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Interest Rate Risk. When the Tactical Income Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Tactical Income Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Tactical Income Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

MBS Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns.

Foreign Securities Risk. Investing in securities issued by companies or governments whose location or principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies and foreign government debt, and the issuers are generally not uniformly bound by consistent accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations, including increased volatility and possible foreign government interference. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign issuers, countries within emerging markets also may have relatively unstable governments, social and legal systems that do not protect securityholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Tactical Income Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Quantitative Model Risk. The Tactical Income Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Tactical Income Fund’s portfolio. The impact of these metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular securities in the Tactical Income Fund’s portfolio. Any of these factors could cause the Tactical Income Fund to underperform funds with similar strategies that do not select investments based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Equity Securities Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Tactical Income Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Sector and Focus Risk. To the extent that the Tactical Income Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Tactical Income Fund’s performance.

Bank Loans Risk. The Fund may invest in ETFs that hold bank loans. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Tactical Income Fund’s service providers or counterparties, issuers of securities held by the Risk Assist Fund, or other market participants may adversely affect the Tactical Income Fund and its shareholders, including by causing losses for the Tactical Income Fund or impairing its operations.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Tactical Income Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Tactical Income Fund by showing the Tactical Income Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Tactical Income Fund’s average annual returns compare with those of a broad measure of market performance. The Tactical Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Tactical Income Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 4.79% (for the quarter ended September 30, 2024). The worst performance was -1.74% (for the quarter ended June 30, 2024).

Tactical Income Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	2.13%	1.59%
Return After Taxes on Distributions	-0.08%	-0.26%
Return After Taxes on Distributions and Sale of Fund Shares	1.24%	0.42%
Advisor Class
Return Before Taxes	1.98%	1.78%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	7.30%	4.30%

*	Investor Class shares commenced operations on December 20, 2022. Advisor Class shares commenced operations on March 7, 2023. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Tactical Income Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Bloomberg US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Defensive Core Fund during the periods shown.

Investment Adviser. The investment adviser to the Tactical Income Fund is Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Tactical Income Fund as Co-Portfolio Managers. Mr. Ladner, Dr. Dickson, and Mr. Hill have been Co-Portfolio Managers of the Tactical Income Fund since its inception in 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Tactical Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Tactical Income Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Tactical Income Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Tactical Income Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Tactical Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Tactical Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Tactical Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Tactical Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Horizon Multi-Factor Small/Mid Cap Fund

Investment Objective

The investment objective of the Horizon Multi-Factor Small/Mid Cap Fund (the “Multi-Factor Small/Mid Cap Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Multi-Factor Small/Mid Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Multi-Factor Small/Mid Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.19%	0.17%	0.19%
Expense Recoupment	0.02%	0.00%	0.02%
Remainder of Other Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.24%	0.97%	1.09%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	The Multi-Factor Small/Mid Cap Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the Multi-Factor Small/Mid Cap Fund, at least until March 31, 2027, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example. This Example is intended to help you compare the cost of investing in the Multi-Factor Small/Mid Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Multi-Factor Small/Mid Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Factor Small/Mid Cap Fund’s operating expenses remain the same (taking into account the contractual expense limitation). The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2027. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$126	$389	$672	$1,479
Institutional Class	$99	$309	$536	$1,190
Investor Class	$111	$342	$592	$1,307

Portfolio Turnover. The Multi-Factor Small/Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Factor Small/Mid Cap Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Multi-Factor Small/Mid Cap Fund’s portfolio turnover rate was 146% of the average value of the portfolio.

Principal Investment Strategies of the Multi-Factor Small/Mid Cap Fund

The Multi-Factor Small/Mid Cap Fund seeks to achieve its investment objective by investing primarily in the equity securities of small and mid-cap U.S. companies. In addition, the Fund employs defensive techniques, including strategic portfolio positioning, to achieve lower overall volatility as compared to the market generally.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. Horizon assesses projected return and expected risk by diversifying across stocks that have one or more high quality underlying fundamentals, such as: high profitability and stable earnings; low price variability; low fundamental valuation measures; and high recent price trends. Horizon may add or modify these characteristics as economic conditions change. In constructing the portfolio, Horizon may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon. The Defensive Small/Mid-Cap Fund expects equity securities with the foregoing characteristics in aggregate to have a defensive tilt, and therefore the Defensive Small/Mid-Cap Fund may lag the performance of traditional U.S. Small/Mid-Cap equity markets in strong up markets, but is designed to outperform when U.S. Small/Mid-Cap equity markets decline. The Multi-Factor Small/Mid Cap Fund will primarily invest in common stocks. Depending on market conditions, the Multi-Factor Small/Mid Cap Fund may at times focus its investments in particular sectors or areas of the economy. The Defensive Small/Mid-Cap Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Under normal circumstances, the Multi-Factor Small/Mid Cap Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small- and mid-cap U.S. companies. For purposes of this policy: (A) a U.S. company is an issuer that (i) generates at least 50% of its revenues or profits from business activities in the United States, (ii) has at least 50% of its assets situated in the United States, or (iii) has the principal trading market for its securities in the United States; (B) Small- and mid-cap issuers are those whose market capitalizations, at the time of purchase, are within the ranges of the S&P SmallCap 600 Index and S&P MidCap 400 Index, respectively, as determined by Horizon; and (C) equity securities means common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), equity securities of real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities.

Options. The Multi-Factor Small/Mid Cap Fund may also buy or write put and call options for investment purposes, to hedge other investments, or to generate option premiums for the Fund. The Multi-Factor Small/Mid Cap Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Multi-Factor Small/Mid Cap Fund may involve a “collateralized” strategy more generally, where the Multi-Factor Small/Mid Cap Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities.

The Multi-Factor Small/Mid Cap Fund’s option strategies may involve options combinations, such as spreads, straddles and collars. In “spread” transactions, the Multi-Factor Small/Mid Cap Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Multi-Factor Small/Mid Cap Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Multi-Factor Small/Mid Cap Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. A “collar” position combines a put option purchased by the Multi-Factor Small/Mid Cap Fund (the right of the Multi-Factor Small/Mid Cap Fund to sell a specific security within a specified period) with a call option that is written by the Multi-Factor Small/Mid Cap Fund (the right of the counterparty to buy the same security) in a single instrument, and the Multi-Factor Small/Mid Cap Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Multi-Factor Small/Mid Cap Fund may engage.

Principal Risks of the Multi-Factor Small/Mid Cap Fund

Many factors affect the Multi-Factor Small/Mid Cap Fund’s performance. The Multi-Factor Small/Mid Cap Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector of the securities in which the Multi-Factor Small/Mid Cap Fund invests. The Multi-Factor Small/Mid Cap Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Multi-Factor Small/Mid Cap Fund.

Management Risk. The ability of the Multi-Factor Small/Mid Cap Fund to meet its investment objective is directly related to the allocation of the Multi-Factor Small/Mid Cap Fund’s assets. Horizon may allocate the Multi-Factor Small/Mid Cap Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Multi-Factor Small/Mid Cap Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Domestic Strategy Risk. Because the Multi-Factor Small/Mid Cap Fund will invest primarily in securities of U.S. issuers, the Multi-Factor Small/Mid Cap Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Options Risk. The value of an option will fluctuate in response to changes in the value of the underlying security or index. In addition, investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Multi-Factor Small/Mid Cap Fund to potentially significant losses. If the Multi-Factor Small/Mid Cap Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Multi-Factor Small/Mid Cap Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Multi-Factor Small/Mid Cap Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Quantitative Model Risk. The Multi-Factor Small/Mid Cap Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Multi-Factor Small/Mid Cap Fund’s portfolio. The impact of these metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular securities in the Multi-Factor Small/Mid Cap Fund’s portfolio. Any of these factors could cause the Multi-Factor Small/Mid Cap Fund to underperform funds with similar strategies that do not select investments based on quantitative analysis.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives. As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Equity Securities Risk. The prices of equity securities are volatile and may fluctuate in response to many factors. The market price of equity securities owned by the Multi-Factor Small/Mid Cap Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Sector and Focus Risk. To the extent that the Multi-Factor Small/Mid Cap Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Multi-Factor Small/Mid Cap Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Multi-Factor Small/Mid Cap Fund’s service providers or counterparties, issuers of securities held by the Multi-Factor Small/Mid Cap Fund, or other market participants may adversely affect the Multi-Factor Small/Mid Cap Fund and its shareholders, including by causing losses for the Multi-Factor Small/Mid Cap Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Multi-Factor Small/Mid Cap Fund by showing the Multi-Factor Small/Mid Cap Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Multi-Factor Small/Mid Cap Fund’s average annual returns compare with those of a broad measure of market performance. The Defensive Core Fund’s past performance, before and after taxes, is not necessarily an indication of how the Multi-Factor Small/Mid Cap Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 12.59% (for the quarter ended March 31, 2024). The worst performance was -4.84% (for the quarter ended March 31, 2025).

Multi-Factor Small/Mid Cap Fund

Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	7.80%	17.26%
Return After Taxes on Distributions	7.69%	16.85%
Return After Taxes on Distributions and Sale of Fund Shares	4.70%	13.47%
Advisor Class
Return Before Taxes	7.66%	15.48%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)**	17.88%	22.96%
S&P 1000 Total Return Index (reflects no deduction for fees, expenses or taxes)**	7.04%	12.14%

*	Inception date is December 20, 2022 for Investor Class Shares and March 7, 2023 for Advisor Class Shares. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.
**	As a result of new regulatory requirements, the Fund’s regulatory index has changed from the S&P 1000 Total Return Index to the S&P 500 Total Return Index.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Multi-Factor Small/Mid Cap Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark. Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Multi-Factor Small/Mid Cap Fund during the periods shown.

Investment Adviser. The Multi-Factor Small/Mid Cap Fund’s investment adviser is Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Multi-Factor Small/Mid Cap Fund as Co-Portfolio Managers. Mr. Ladner, Dr. Dickson, and Mr. Hill have been Co-Portfolio Managers of the Multi-Factor Small/Mid Cap Fund since its inception in 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Multi-Factor Small/Mid Cap Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Multi-Factor Small/Mid Cap Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Multi-Factor Small/Mid Cap Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Multi-Factor Small/Mid Cap Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Multi-Factor Small/Mid Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Multi-Factor Small/Mid Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Multi-Factor Small/Mid Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Multi-Factor Small/Mid Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CENTRE AMERICAN SELECT EQUITY FUND

Investment Objective

The investment objective of the Centre American Select Equity Fund (the “Select Equity Fund” or the “Fund”) is long-term growth of capital.

Fees and Expenses of the Select Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Select Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees(1)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(2)	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(3)(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.13%	0.88%	0.98%

(1)	Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund Fund’s average daily net assets for the first $1 billion and 0.70% of the Fund’s average daily net assets thereafter.
(2)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(4)	This number represents the combined total fees and operating expenses of the underlying funds owned by the American Select Equity Fund and is not a direct expense incurred by the American Select Equity Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the American Select Equity Fund, the operating expenses set forth in the American Select Equity Fund’s financial highlights do not include this figure.

Example. This Example is intended to help you compare the cost of investing in the Select Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Select Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Select Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$115	$359	$622	$1,375
Institutional Class	$90	$281	$488	$1,084
Investor Class	$100	$312	$542	$1,201

Portfolio Turnover. The Select Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Select Equity Fund’s performance. During the fiscal period of October 1, 2025 to November 30, 2025, the portfolio turnover rate for the Select Equity Fund was 29% of the average value of the portfolio.

Principal Investment Strategies of the Select Equity Fund

The Select Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of large capitalization U.S. companies. In selecting investments for the Fund, Horizon Investments, LLC (“Horizon” or the “Adviser”) utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, including a company’s operations, risk profile, growth expectations, and valuation of its securities. The Adviser employs a disciplined Economic Value Added1 framework to select investments. The framework focuses on the fundamentals of shareholder wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, the Adviser considers that markets often undervalue or overvalue a company’s ability to create or destroy shareholder wealth. The framework seeks to identify and exploit these potential investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

[1]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

Under normal circumstances, the Select Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization American companies. For purposes of this policy: (A) large capitalization companies are companies that are members of the S&P 500 Index or within the market capitalization range of the S&P 500 at the time of purchase; (B) American companies are those that (i) generate at least 50% of their revenues or profits from business activities in the United States, (ii) have at least 50% of their assets situated in the United States, or (iii) have the principal trading market for their securities in the United States; and, (C) equity securities include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities. While the Fund will invest primarily in large-cap companies, the Fund may also invest in small-cap and mid-cap companies.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed.

The Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for capital preservation, enhancement of returns, temporary cash management, or investment transition purposes. For example, the Adviser may utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio against significant equity market declines that may occur over short periods of time. Such capital protection strategies will be used tactically when the Adviser’s current assessment of market valuation indicates forward returns as low relative to downside risk and the cost to upside potential from utilizing portfolio preservation tools reasonable. A protective put option strategy, when tactically employed, is executed using exchange-traded put options on U.S. large capitalization Indices such as the S&P 500 Index to hedge the portfolio and to reduce volatility. Generally, S&P 500 Index put options and others have an inverse relationship to their underlying Index level, meaning that the value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund or on U.S. large capitalization Indices such as the S&P 500 Index at the time of the call sale. As the seller of the call option, the Fund receives cash (the premium) from the purchaser. Furthermore, the Fund may also invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant investor inflows may temporarily increase cash positions. The Fund may also, under unusual circumstances, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

Principal Risks of the Select Equity Fund

Many factors affect the Select Equity Fund’s performance. The Select Equity Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Select Equity Fund invests. The Select Equity Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Select Equity Fund.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Underlying ETFs Risk. To the extent that the Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Sector and Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Derivative Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin or collateral if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In connection with the Fund’s use of futures contracts, if the value of investments is incorrectly forecasted, the Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by the Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives, As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Select Equity Fund by showing the Select Equity Fund’s average returns for the past ten calendar years. The Average Annual Total Returns table shows how the Select Equity Fund’s average annual returns compare with those of a broad measure of market performance. The Select Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Select Equity Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Select Equity Fund is the successor to the investment performance of the Predecessor Select Equity Fund as a result of the reorganization of the Predecessor Select Equity Fund into the Select Equity Fund on April 21, 2025. Accordingly, the performance information shown prior to April 21, 2025 is that of the Predecessor Select Equity Fund. The Predecessor Select Equity Fund was advised by the Fund’s existing portfolio managers and had substantially the same investment objective, strategies and policies as the Select Equity Fund.

Calendar Year Total Returns as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 21.86% (for the quarter ended June 30, 2020). The worst performance was -15.96% (for the quarter ended June 30, 2022).

The following performance table compares the Select Equity Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

For the periods ended December 31, 2025	One Year	Five Years	Ten Years	Since Inception of Class*
Investor Class*
Return Before Taxes	19.53%	14.38%	14.22%	12.67%
Return After Taxes on Distributions	12.33%	10.32%	9.94%	8.67%
Return After Taxes on Distributions and Sale of Fund Shares	16.83%	10.12%	9.60%	8.41%
Advisor Class*
Return Before Taxes	19.28%	13.97%	13.81%	13.81%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	13.63%

*	The inception date of the Select Equity Predecessor Fund’s Investor Class shares (the Fund’s Advisor class) is December 21, 2011 and the inception date of the Institutional Class shares (the Fund’s Investor class) is January 21, 2014.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Select Equity Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment.

The S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The “Since Inception” dates for the Index are in alignment with the respective inception dates of the Select Equity Predecessor Fund’s Investor Class shares and Institutional Class shares (the Fund’s Advisor class and Investor class shares, respectively).

The Fund’s Institutional Class shares have not commenced operations as of the date of this Prospectus and therefore do not have past performance data.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon has responsibility for the day-to-day management of the Select Equity Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Select Equity Fund, including while portfolio manager to the Select Equity Predecessor Fund, since December 2011.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Select Equity Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Select Equity Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Select Equity Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Select Equity Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Select Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Select Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Select Equity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Select Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CENTRE GLOBAL INFRASTRUCTURE FUND

Investment Objective

The investment objective of the Centre Global Infrastructure Fund (the “Global Infrastructure Fund” or the “Fund”) is to seek long-term growth of capital and current income.

Fees and Expenses of the Global Infrastructure Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Infrastructure Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.39%	1.14%	1.24%
Fee Waiver/ Reimbursement Recoupment(2)	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver/ Reimbursement Recoupment	1.30%	1.05%	1.15%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)	The Global Infrastructure Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), has contractually agreed to waive its fees and reimburse expenses of the Global Infrastructure Fund, at least until March 31, 2028, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 1.05% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example. This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Global Infrastructure Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Infrastructure Fund’s operating expenses remain the same (taking into account the contractual expense limitation). The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2028. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$132	$422	$743	$1,653
Institutional Class	$107	$344	$610	$1,370
Investor Class	$117	$375	$663	$1,484

Portfolio Turnover. The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Infrastructure Fund’s performance. During the fiscal period of October 1, 2025 to November 30, 2025, the portfolio turnover rate for the Global Infrastructure Fund was 8% of the average value of the portfolio.

Principal Investment Strategies of the Global Infrastructure Fund

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. and non-U.S. infrastructure-related companies across a broad range of industries, sectors, and market capitalizations. The Fund intends to invest globally, including in developed and emerging market countries, and expects its portfolio to include securities of issuers organized or located in multiple countries around the world. While the Fund may invest in companies across all regions, it anticipates that a significant portion of its assets will be allocated to issuers organized or located outside the United States, including in countries such as Japan, Spain, Canada, and the United Kingdom, as well as in emerging markets. The Fund’s investments may include common stock, convertible securities, master limited partnerships (“MLPs”) in the energy sector, and debt securities of infrastructure-related issuers when their attributes are, in Horizon’s view, attractive in terms of total return. The Fund may also engage in transactions in foreign currencies and invest in sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), to gain exposure to non-U.S. issuers.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of infrastructure-related companies, both U.S. and non-U.S. For purposes of this policy: (A) an infrastructure-related company is a company in at least one of these categories: (i) at least 50% of the company’s assets (excluding cash) are infrastructure-related assets; (ii) a company that attributes at least 50% of its gross income or net profits to, the ownership, management, construction, development, operation, use, creation, or financing of infrastructure assets; or (iii) a company that is in one of the following industries: Energy, Telecommunication Services, or Utilities; (B) infrastructure assets are the physical structures and networks that provide essential services to society, including, but not limited to, transportation assets (such as railroads, toll roads, bridges, tunnels, airports, parking facilities, and seaports); utility assets (such as electric transmission and distribution lines, power generation facilities, oil, gas and water distribution and related midstream assets, communications networks and satellites, sewage treatment plants, and critical internet networks); and social assets (such as hospitals, courts, schools, correctional facilities, and subsidized housing); and, (C) equity securities include common and preferred stock, convertible securities, real estate investment trusts (“REITs”), depositary receipts (such as ADRs and GDRs), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in such securities.

The Fund intends to generally maintain a fully-invested posture. As such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added3 framework to select investments. Economic Value Added is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

Principal Risks of the Global Infrastructure Fund

Many factors affect the Global Infrastructure Fund’s performance. The Global Infrastructure Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Global Infrastructure Fund invests. The Global Infrastructure Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Global Infrastructure Fund.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Infrastructure-Related Company Investment Risk. The Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that, individually or collectively, may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies. In addition, infrastructure-related companies may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other challenges and the imposition of special tariffs and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

Sector and Focus Risk. The Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Fixed Income Securities Risk. The value of investments in fixed income securities, options on fixed income securities and securities in which the underlying investments are fixed income securities, are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Allocation Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs and GDRs, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Currency Risk. Foreign currency-linked investments risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) or lower (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Interest Rate Risk. When the Fund invests in bonds (either directly or through underlying investments), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund or its underlying investments. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates or dividend yields.

Municipal Obligations Risk. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

MLP Investment Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Global Infrastructure Fund by showing the Global Infrastructure Fund’s average calendar year returns since inception. The Average Annual Total Returns table shows how the Global Infrastructure Fund’s average annual returns compare with those of a broad measure of market performance. The Global Infrastructure Fund’s past performance, before and after taxes, is not necessarily an indication of how the Global Infrastructure Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Global Infrastructure Fund is the successor to the investment performance of the Predecessor Global Infrastructure Fund as a result of the reorganization of the Predecessor Global Infrastructure Fund into the Select Global Infrastructure on April 21, 2025. Accordingly, the performance information shown prior to April 21, 2025 is that of the Predecessor Global Infrastructure Fund. The Predecessor Select Global Infrastructure was advised by the Fund’s existing portfolio managers and had substantially the same investment objective, strategies and policies as the Global Infrastructure Fund.

Calendar Year Total Returns as of December 31

Investor Class

During the period shown in the bar chart, the best performance for a quarter was 14.74% (for the quarter ended September 30, 2024). The worst performance was -24.23% (for the quarter ended March 31, 2020).

The following performance table compares the Fund’s average annual total returns for the period indicated to those of a broad-based securities market index and a supplemental index. These indices are not actively managed and not available for direct investment.

For the periods ended December 31, 2025
Advisor Class*	One Year	Five Years	Since Inception*
Return Before Taxes	16.12%	9.11%	6.29%
Return After Taxes on Distributions	14.93%	8.09%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	9.99%	6.73%	4.45%
Investor Class*
Return Before Taxes	16.38%	9.52%	6.64%
Return After Taxes on Distributions	15.12%	8.32%	5.41%
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	6.97%	4.65%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	21.09%	12.15%	10.81%
S&P Global Infrastructure Index	21.54%	10.02%	6.79%

*	The inception date of the Global Infrastructure Predecessor Fund’s Investor Class (the Fund’s Advisor Class) and Institutional Class (the Fund’s Investor Class) shares is January 29, 2018.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Global Infrastructure Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries. The index covers approximately 85% of the free float adjusted market capitalization in each country.

The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon, has responsibility for the day-to-day management of the Global Infrastructure Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Select Equity Fund, including while portfolio manager to the Global Infrastructure Predecessor Fund, since December 2011.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Global Infrastructure Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Global Infrastructure Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Global Infrastructure Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Global Infrastructure Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Global Infrastructure Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Global Infrastructure Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Infrastructure Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Infrastructure Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Investment Objective: Each of the Allocation Fund, the Risk Assist Fund, the Income Fund, Equity Premium Income Fund, the Defined Risk Fund, the Multi-Factor U.S. Equity Fund, the Defensive Core Fund, the Tactical Income Fund, the Multi-Factor Small/Mid Cap Fund, Select Equity Fund, and the Global Infrastructure Fund (each, a “Fund”) may change its investment objective without shareholder approval upon not less than 60 days’ written notice to shareholders. Additionally, the 80% investment limitation for each of the Equity Premium Income Fund, the Multi-Factor U.S. Equity Fund the Defensive Core Fund, Select Equity Fund and the Global Infrastructure Fund is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

An investment in a Fund should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be appropriate investment vehicles if they want to invest in the Funds for a short period of time.

Additional Information Regarding the Allocation of Fund Assets Among Market Segments (All Funds): Horizon believes changing market conditions can provide opportunities value creation. Horizon’s portfolio construction methodology is based on modern optimization and risk mitigation tools and is focused on balancing the tradeoff between expected risk and return. Risk is controlled through position, portfolio and market level metrics. Each Fund’s portfolio is periodically tested through both historical as well as simulated market environments to evaluate factors relevant to that Fund, such as potential periods of volatility and downside risk.

Temporary Defensive Strategies (All Funds): To respond to adverse market, economic, political or other conditions, each Fund may take a defensive position and invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments. These short-term debt securities and money market instruments may include, without limitation: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Fund-of-Funds (Allocation Fund, Risk Assist Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Defined Risk Fund, Income Fund and Tactical Income Fund): Horizon may execute each of the Allocation Fund, Risk Assist Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Defined Risk Fund, Income Fund and Tactical Income Fund’s investment strategy by investing primarily in underlying ETFs, which is commonly referred to as a “fund-of- funds” investment style. ETFs are registered investment companies that are generally index-based or actively managed. An index-based ETF typically seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. An actively managed ETF seeks to achieve its investment objective through active management in accordance with an investment strategy, similar to other non-index-based investment companies. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand.

Selection of ETFs: Horizon selects specific ETFs for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). Horizon also considers other factors in the selection of ETFs, such as fund size, liquidity, expense ratio, reputation of sponsor, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Some ETFs in which a Fund may invest may not share the same investment goal or investment limitations as the Fund.

PRINCIPAL INVESTMENT RISKS

An investment in a Fund is subject to one or more of the principal risks identified in the following table and in the description of each Fund’s principal risks, above. The principal risks identified below are discussed in more detail in the disclosure that immediately follows the table.

	Active Asset Allocation Fund	Active Risk Assist Fund	Active Income Fund	Equity Premium Income Fund	Defined Risk Fund	Multi-Factor U.S. Equity Fund	Defensive Core Fund	Tactical Income Fund	Multi-Factor Small/ Mid Cap Fund	Select Equity Fund	Global Infrastructure Fund
ADR Risk	✓	✓	✓	✓	✓
Bank Loans Risk								✓
Credit Risk			✓					✓			✓
Derivatives Risk				✓						✓
Dividend Yield Risk				✓
Domestic Strategy Risk				✓		✓	✓		✓
Emerging Markets Risk	✓	✓	✓					✓			✓
Emerging Technologies and Artificial Intelligence (AI) Risk	✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Underlying ETF Risk/Other Investment Companies Risk	✓	✓	✓		✓	✓	✓	✓		✓
Fixed Income Risk	✓	✓	✓				✓	✓			✓
Fluctuation of NAV; Unit Premiums and Discounts	✓	✓	✓		✓	✓	✓	✓		✓
Foreign Securities Risk	✓	✓									✓
Foreign Currency Risk	✓	✓	✓		✓			✓			✓
Foreign Securities Risk	✓	✓	✓		✓			✓
Futures Contract Risk			✓							✓
High Yield or Junk Bond Risk	✓	✓	✓					✓
Income Risk											✓
Infrastructure-Related Company Investment Risk											✓
Interest Rate Risk			✓					✓			✓
Large Capitalization Company Risk	✓	✓	✓	✓	✓	✓	✓			✓
Liquidity Risk											✓
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Maturity Risk											✓
Master Limited Partnership Risk			✓								✓
Money Market Fund Risk		✓					✓	✓		✓	✓
Mortgage Backed Securities Risk			✓					✓
Municipal Obligations Risk	✓	✓									✓
Non-U.S. Government Debt Risk			✓					✓
Operational and Technology Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Options Risk	✓	✓	✓	✓	✓	✓	✓		✓
Political/Economic Risk										✓	✓
Quantitative Model Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
REIT Risk	✓	✓	✓	✓	✓				✓
Regulatory Risk										✓	✓
Risk Assist Strategy Risk		✓					✓
Risks of Investing in Undervalued Securities										✓
Sector and Focus Risk	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Smaller and Medium Capitalization Company Risk	✓	✓			✓	✓	✓		✓	✓
Frequent Trading and Turnover Risk	✓	✓	✓			✓	✓	✓	✓	✓
U.S. Government Securities Risk	✓	✓	✓				✓	✓

Bank Loans Risk. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If a bank loan is held through another financial institution or another financial institution administers the loan, receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Any collateral securing a loan may be insufficient or unavailable in the event of default, particularly for second liens. Bank loans may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

Credit Risk. Issuers of fixed-income securities may default on their obligations to make interest and principal payments. Generally, securities with lower debt ratings carry a greater risk that the issuer will default on its payment obligations. Fixed-income securities rated below the fourth classification by Moody’s (Baa) and S&P (BBB) (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, which can make them difficult to sell or adversely affect their market value.

Derivative Risk. A Fund may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments.

The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Losses in a Fund’s derivative investments could result in a Fund being called upon to meet obligations in an amount more than the principal amount invested in a derivative instrument or in excess to that Fund’s net asset value, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Domestic Strategy Risk. Because the Multi-Factor U.S. Equity Fund, Defensive Core Fund and Multi-Factor Small/Mid Cap Fund will each invest primarily in U.S. issuers, these Funds are subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Emerging Markets Risk. In addition to the risks generally associated with investing in securities of foreign issuers, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect securityholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which offer fewer protections to securityholders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including, competition; expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If an investor held common stock of an issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Convertible Preferred Stocks.  Preferred stock (see below) may also be convertible.  Convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer.  Convertible preferred stock is senior to common stocks in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  However, convertible preferred stock provides a fixed-income stream (generally higher in yield than the income derived from common stock but lower than that afforded by a similar non-convertible security) and gives the investor the opportunity, through the conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  The market value of convertible preferred stock performs like that of a regular debt security, that is, if market interest rates rise, the value of convertible preferred stock typically falls.

Preferred Stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  Because preferred stocks represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The purchase of rights involves the risk that an investor could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Warrants.   A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Growth Stocks. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news or changes in investors’ perceptions. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Large Capitalization Companies. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Smaller and Medium Capitalization Company Risk. Investments in small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization and medium-capitalization companies often have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or on an exchange and may or may not pay dividends. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Emerging Technologies and Artificial Intelligence (AI) Investments Risk. The Allocation Fund’s focus on companies involved in emerging technologies, including artificial intelligence (AI), exposes the Fund to particular risks associated with these industries. Companies involved in, or exposed to, artificial intelligence-related businesses and businesses related to other emerging technologies may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize artificial intelligence. These companies may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. Emerging technologies could face increasing regulatory scrutiny in the future, which may limit the development of a particular technology and impede the growth of companies that develop and/or utilize that technology. In particular for companies involved with AI, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Such companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in emerging technologies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services. Companies engaged in artificial intelligence-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Emerging technology companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. These companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

Investments in Other Investment Companies Risk. The Funds may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), mutual funds, closed-end funds, and business development companies (“BDCs”). These investments subject the Fund to the risks of the underlying funds, including the risk that an underlying fund may not achieve its investment objective, may underperform its benchmark or the market, or may experience investment losses. The Fund’s performance will be influenced by the allocation of assets among these underlying funds and by the strategies and risks of the underlying funds, in direct proportion to the Fund’s exposure.

Underlying funds may use investment techniques such as statistical sampling and may not perfectly replicate the performance of their target index or investment strategy, leading to tracking error. Factors such as fees, transaction costs, liquidity constraints, market conditions, fund flows, and valuation times can also cause deviations from expected performance. There is a risk that an underlying fund may terminate unexpectedly, lack liquidity, or experience significant market discounts or premiums, which could adversely affect the Fund.

Investments in BDCs and closed-end funds can involve additional risks due to less liquidity, limited public information, more concentrated portfolios, and the use of leverage, all of which can increase volatility and the potential for losses. The Fund will bear its proportionate share of fees and expenses of the underlying funds, resulting in layered costs for shareholders. In addition, regulatory limitations under the Investment Company Act of 1940 may restrict the Fund’s ability to invest in other investment companies as desired, which could affect investment flexibility and performance.

Underlying ETF Risk. When a Fund invests in ETFs, the value of your investment will fluctuate in response to the performance of those ETFs. In addition, investing through a portfolio of ETFs involves certain additional expenses and certain tax results that would not arise for direct investments in the ETFs. By investing indirectly in ETFs through a Fund, an investor will bear not only the investor’s proportionate share of that Fund’s expenses (including operating costs and investment advisory fees), but also, indirectly, similar expenses and charges of the ETFs. In addition, to the extent these ETFs trade their portfolios actively, they will likely incur higher brokerage commissions and increased realization of taxable gains. ETFs that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, may be more volatile than investments in other funds.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the shares of the ETFs in which a Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings. The market prices of an ETF’s shares will generally fluctuate in accordance with changes in the ETF’s NAV and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. It cannot be predicted whether an ETF’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the ETF’s shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the ETF trading individually or in the aggregate at any point in time. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or illiquidity. While an ETF’s creation/redemption feature is designed to make it likely that the ETF’s shares normally will trade close to its NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the ETF’s NAV. If a Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Market makers (other than lead market makers) have no obligation to make markets in an ETF’s shares and may discontinue doing so at any time without notice. To the extent that no market makers are willing to process creation and/or redemption orders for an ETF, shares of the ETF may trade like closed-end fund shares at a discount to NAV and the ETF may possibly face delisting. Trading in an ETF’s shares may be halted because of market conditions or for reasons that, in the view of the exchange on which the ETF lists its shares, make trading in the ETF’s shares inadvisable. In addition, trading in an ETF’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. During stressed market conditions, the liquidity of an ETF’s shares may be less than the liquidity of the securities in the ETF’s portfolio. Any of the foregoing would have an adverse effect on the value of the Fund’s investment in the ETF’s shares.

Index-based ETFs may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. Index-based ETFs that utilize a representative sampling approach to track their respective underlying indices are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETFs will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Under the Investment Company Act of 1940, a Fund generally may not acquire shares of another investment company, including ETFs, beyond the limitations established under Section 12(d)(1). These limitations typically restrict a Fund’s investment in shares of another investment company to no more than 5% of its assets (with such investment representing no more than 3% of the securities of the other investment company) and limit the aggregate investment in all investment companies to 10% of the Fund’s assets. However, a Fund may exceed these limitations by relying on one or more applicable exemptions under the 1940 Act, provided the conditions of the chosen exemption are met. For example, Section 12(d)(1)(F) provides an exemption that permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions, including that the acquiring Fund and its affiliates do not acquire more than 3% of the acquired fund and that the acquiring fund does not charge a sales load exceeding the limits in Section 12(d)(1)(F)(ii). Additionally, Rule 12d1-4 provides a framework for fund-of-funds arrangements, permitting greater flexibility under certain conditions, including requirements related to disclosure, fees, and agreements between the acquiring Fund and the acquired fund. These exemptions are not exclusive, and a Fund may rely on other available provisions or rules under the 1940 Act if they apply to the specific circumstances.

Fixed Income Risk. Investments in fixed income securities are subject to a variety of risks that may adversely affect the Fund’s performance. These risks include, but are not limited to, interest rate risk, credit risk, prepayment risk, extension risk, liquidity risk, and risks specific to high-yield bonds (commonly referred to as “junk bonds”).

Interest Rate Risk: The value of fixed income securities typically declines when interest rates rise, with longer-duration securities being more sensitive to interest rate changes. For example, a sudden or significant increase in interest rates may cause the prices of bonds and other fixed income securities to drop sharply, resulting in losses for the Fund. Conversely, declining interest rates may lead to lower yields on new fixed income investments, reducing income generation for the Fund.

Credit Risk: Fixed income securities are subject to the risk that the issuer may fail to make timely payments of interest or principal, resulting in a loss to the Fund. Credit risk is particularly acute for securities issued by entities with lower credit ratings, as these issuers are more likely to default during periods of economic stress or financial instability.

Prepayment Risk: Certain fixed income securities, such as mortgage-backed securities, may be subject to prepayment risk, which occurs when borrowers repay their loans earlier than expected. Prepayments typically increase during periods of declining interest rates, forcing the Fund to reinvest the proceeds at lower interest rates, which may reduce the Fund’s income.

Extension Risk: When interest rates rise, borrowers may defer repayments, extending the maturity of fixed income securities. This extension increases the sensitivity of the securities to interest rate changes, potentially resulting in greater price declines and reduced liquidity.

Liquidity Risk: Fixed income securities, especially those issued by smaller entities or in less developed markets, may become illiquid during periods of market stress. Reduced liquidity may make it difficult for the Fund to sell these securities at an optimal price or within a desired timeframe, which could negatively impact the Fund’s performance.

Market Risk and Broader Economic Impact: Fixed income securities may be adversely affected by general market conditions, such as inflation, tightening credit markets, or a slowing economy. Market events, such as changes in monetary policy, geopolitical instability, or financial crises, could exacerbate these risks, resulting in further declines in the value of fixed income investments.

U.S. Government Securities Risk. A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Sector and Focus Risk. To the extent that a Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. ETFs that hold short positions in foreign currencies, or buy or write options on currency-focused ETFs, in an attempt to hedge against, or generate returns from, potential depreciation in the value of a currency are subject to the risks of rising currency values.

Foreign Securities Risk. Investing in securities issued by companies or governments whose location or principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not uniformly bound by consistent accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Frequent Trading and Portfolio Turnover Risk. A Fund may engage in frequent trading to achieve its investment objectives, which could result in higher transaction costs and taxable gains, negatively impacting performance. As an ETF, the Fund may also experience active trading of its shares in the market, which could lead to more frequent creation or redemption activities. In certain circumstances, this activity could increase the number of portfolio transactions, resulting in high portfolio turnover. High levels of portfolio turnover may increase brokerage and other transaction costs and could lead to increased taxable capital gains. These factors, in combination with the Fund’s pursuit of its investment objectives, could have a negative impact on the Fund’s overall performance.

Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, or to meet margin increases required as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the broker. A futures clearing broker is required to segregate customer funds pursuant to the Commodities Exchange Act and the regulations of the U.S. Commodity Futures Trading Commission (“CFTC”). However, in the unlikely event of the broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies.

High Yield or Junk Bond Risk. When investing in fixed income securities, the Funds may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Income Risk. Income risk is the risk that the income received by a Fund may decrease as a result of falling interest rates or dividend yields.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Funds’ shares and dividends may decline.

Infrastructure-Related Company Investment Risk. (Global Infrastructure Fund only) The Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that, individually or collectively, may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies. In addition, infrastructure-related companies may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other challenges and the imposition of special tariffs and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

Interest Rate Risk. In the decade leading up to 2022, the U.S. experienced historically low interest rates. Since 2022, however, interest rates have risen steadily as central banks such as the Federal Reserve have been increasing interest rates as part of their efforts to address rising inflation. There is a risk that prolonged increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Funds and the investments held by the Funds. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, some fixed income securities may experience increased volatility and may lose value, which could adversely impact the Fund’s net asset value. Rising interest rates could also impair the ability of borrowers to service interest payment obligations and make principal loan repayments, which could adversely impact the Fund’s performance. Declines in interest rates may increase prepayments of debt obligations.

Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Funds may attempt to minimize the exposure of the portfolios to interest rate changes through the use of interest rate swaps, interest rate futures and/or interest rate options. However, there can be no guarantee that such hedges will be implemented and, if implemented, will be successful in mitigating the impact of interest rate changes on the portfolios.

Interest rate increases may result in periods of volatility and cause the value of the fixed income securities held by the Funds to decrease, which may result in substantial withdrawals from the Funds that, in turn, force the Funds to liquidate such investments at disadvantageous prices negatively impacting the performance of the Funds. In addition, if the Funds borrow money to finance shareholder redemptions, interest on that borrowing will negatively affect remaining shareholders by increasing Fund expenses and reducing any net investment income.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.

Management Risk. The ability of a Fund to achieve its investment objective depends on the decisions made by its investment adviser, Horizon Investments, LLC (“Horizon”). Horizon’s strategies, techniques, and decisions regarding the allocation of the Fund’s assets among various securities, asset classes, sectors, and investment techniques may not produce the desired results. These decisions could result in the Fund underperforming its benchmark index, peer funds with similar objectives, or the broader market.

Horizon’s investment process may rely on proprietary models, analytics, or assumptions that fail to account for changing market conditions, emerging risks, or unforeseen events. Inaccurate or incomplete research, along with unpredictable market developments, could lead to suboptimal investment outcomes. Additionally, Horizon’s active management approach may involve frequent portfolio adjustments, potentially increasing transaction costs, taxable events, and overall volatility, all of which could negatively impact the Fund’s performance. The success of the Fund also depends on the performance and availability of key personnel at Horizon who are responsible for implementing the Fund’s strategy. The loss, unavailability, or underperformance of one or more key individuals could adversely affect the Fund’s ability to achieve its investment objective. Operational constraints, resource limitations, or organizational issues at Horizon may also impair the Fund’s ability to respond effectively to market changes or significant shareholder redemptions.

There is no guarantee that Horizon’s investment approach, including its use of quantitative models, qualitative judgment, or other methodologies, will be successful under all market conditions. Even if Horizon identifies and invests in securities it believes will perform well, macroeconomic factors, company-specific events, or other unforeseen circumstances could prevent those investments from achieving their expected returns, which may result in a decline in the Fund’s net asset value.

Market Risk. Investments in securities and other investments in general are subject to market risks that may cause their prices to fluctuate over time. Investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic, political and market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. Also, certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2020 resulted in closing borders, closings of non-essential businesses, quarantines, cancellations, disruptions to supply chains and customer activity, trading halts, government economic stimulus measures, rapid increases in unemployment, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of a Fund’s securities (which may be material on a daily, weekly, monthly or other basis) will cause the NAV of that Fund to fluctuate. In addition, market events and disruptions such as long-term pandemics may result in the Funds and their service providers experiencing operational difficulties in managing overloads to information technology and communications, coordinating a remote workforce and implementing business continuity plans, among others.

Master Limited Partnership Risk. Investments in MLPs involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in that Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Tactical Income Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions and thereby prevent the Tactical Income Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund. These measures may result in an investment loss or prohibit the Tactical Income Fund from redeeming shares when the Adviser would otherwise redeem shares.

Mortgage Backed Securities Risk. MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity, reducing overall returns. The value of these securities may go down as a result of changes in prepayment and/or default rates on the underlying mortgage loans. During periods of declining interest rates, prepayment rates usually increase and a Fund may have to reinvest prepayment proceeds at lower interest rates. During periods of rising interest rates, prepayment rates usually decrease and a Fund may have less opportunity to reinvest prepayment proceeds at higher interest rates.

Municipal Obligations Risk. (Global Infrastructure Fund only) The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Non-U.S. Government Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (“sovereign debt”) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties, issuers of securities held by the Funds, or other market participants may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the Funds’ service providers or counterparties, issuers of securities held by the Funds or other market participants or data within them. In addition, power or communications outages, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems, whether the result of acts of god, terrorist acts, war, cyber-attack, pandemic or otherwise, may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Funds’ operations.

Cyber-attacks, disruptions, or failures may adversely affect the Funds and their shareholders or cause reputational damage and subject the Funds to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the Funds’ or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the Funds, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the Funds and their service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by the Funds, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the Funds cannot directly control any cybersecurity plans and systems put in place by their service providers, Fund counterparties, issuers of securities held by the Funds, or other market participants.

For example, the Funds rely on various sources to calculate their NAV. Therefore, the Funds are subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Funds’ NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Additionally, the regulatory environment governing cybersecurity and data protection is evolving rapidly and varies significantly across jurisdictions. Regulatory bodies in the United States and internationally continue to develop and implement new rules, standards, and guidance related to cybersecurity, data privacy, and incident reporting. Compliance with these evolving regulations can be challenging and costly, requiring significant resources to monitor, interpret, and implement necessary changes.

Inconsistent or conflicting regulatory requirements across jurisdictions may increase the complexity of compliance and the risk of inadvertent violations by the Funds or the Funds’ service providers. For example, certain jurisdictions may impose stringent breach notification requirements, while others may focus on preventative measures or specific technical standards. Additionally, as regulatory expectations evolve, existing cybersecurity measures may be deemed insufficient, potentially resulting in enforcement actions, penalties, or reputational damage that could substantially impact the Funds.

The uncertainty surrounding future regulatory developments magnifies cybersecurity risk, as it may require rapid adjustments to policies, procedures, and technology systems. If regulatory changes impose significant new obligations or require substantial modifications to current practices, the risk of operational disruptions, compliance failures, or increased costs could adversely impact the Fund. This heightened regulatory uncertainty can also exacerbate the impact of cybersecurity incidents, as the Funds and the Fund’s service providers may face scrutiny not only for the incident itself but also for the adequacy of their response under complex or unclear legal and regulatory frameworks.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If a Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss. Option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk. It is possible that particular investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy the Fund’s obligations.

Options Collars. A “collar” position combines a put option purchased by an investor (the right of the investor to sell a specific security within a specified period) with a call option that is written by the investor (the right of the counterparty to buy the same security) in a single instrument. An investor’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for limited participation in appreciation (up to the price specified by the call option). The premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option, however, participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

When an investor writes a call or put option on an underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option”. When writing “naked” call options, an investor must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. Registered funds are further subject to segregation requirements (described in the SAI) when the fund writes “naked” call options. Such segregation will ensure that a fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase income with minimal capital risk. However, when the price of the security underlying a written option increases, the investor is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the investor will lose the difference. “Naked” written call options are riskier than covered call options because there is no underlying security held by the investor that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the investor must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

Speculation Risk. Because option premiums paid or received by an investor are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s investments.

Frequent Trading and Portfolio Turnover Risk. A Fund may engage in frequent trading to achieve its investment objectives, which could result in higher transaction costs and taxable gains, negatively impacting performance. As an ETF, the Fund may also experience active trading of its shares in the market, which could lead to more frequent creation or redemption activities. In certain circumstances, this activity could increase the number of portfolio transactions, resulting in high portfolio turnover. High levels of portfolio turnover may increase brokerage and other transaction costs and could lead to increased taxable capital gains. These factors, in combination with the Fund’s pursuit of its investment objectives, could have a negative impact on the Fund’s overall performance.

Quantitative Model Risk. Each Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio and manage risks. These models incorporate various data inputs, assumptions, and algorithms. The impact of these metrics on a security’s performance can be difficult to predict, and there is no guarantee that the models will perform as intended or that they will generate positive results. Relying on quantitative models entails substantial risk, including the risk that the models themselves may be unreliable due to errors in model construction, coding, programming, data input, or assumptions. The effectiveness of the models also depends on the availability and quality of data, which may be incorrect, incomplete, or subject to delays, and the investment adviser(s) ability to accurately incorporate or interpret such data. Rapid changes in market conditions or unprecedented events, such as geopolitical events or economic crises, may magnify each of the foregoing risks and result in further substantial losses to a Fund if a Fund’s investment adviser(s) is unable to make model adjustments or portfolio changes in a timely or accurate manner or if the investment adviser(s) are otherwise unsuccessful in selecting companies for investment or determining the weighting of particular securities and other investments in a Fund’s portfolio. Any of these factors could cause a Fund to underperform funds with similar strategies that do not select investments based on quantitative analysis.

REIT Risk. REIT Risk. Investments in REITs involve risks similar to those associated with direct investments in real estate. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT’s performance depends on the types and locations of the properties the REIT owns, how well the REIT manages those properties, competition faced by the REIT’s properties, market conditions and other factors. A decline in rental income may result from extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Changes in regulations may have adverse effects on the value or performance of REITs or their properties.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact a Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which a Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Risk Assist Strategy Risk. Implementing a Fund’s Risk Assist strategy may result in periods of time when the Fund is invested primarily (or entirely) in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist strategy, including the ratchet function, will be successful in preventing losses in a Fund’s portfolio. Because the Risk Assist strategy may be implemented in stages, a Fund may have market exposure during times when the Risk Assist strategy is being implemented. To the extent that the Risk Assist strategy is implemented, a Fund will likely not benefit from capital appreciation or income from the equity markets. To the extent that the Risk Assist strategy is not implemented in a timely manner, a Fund may underperform.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Sector and Focus Risk. To the extent that a Fund focuses its investments in the securities issued by companies in a particular market sector, such as materials, energy, and information technology, a Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if a Fund’s investments were more diversified among various different sectors.

U.S. Government Securities Risk. A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Non-Principal Risks

In addition to the principal risks outlined above, an investment in a Fund is also subject to the following additional risk:

Commodity Risk. Exposure to commodities through underlying investments that invest in commodities may subject an investor to greater volatility than investments in traditional securities. The value of such investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Loans of Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. A Fund will not lend more than 33⅓% of the value of its total assets.

A Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. While voting rights pass with the loaned securities, each Fund will retain the right to call any security in anticipation of a vote that Horizon deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Fund’s adviser to be creditworthy and when, in the judgment of the adviser, the income that can be earned from such securities loans justifies the attendant risk. Each Fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Tax Risk Resulting from the Loper Bright Supreme Court Decision. Recent rulings from the U.S. Supreme Court could result in material changes to U.S. federal income tax regulatory authority and administrative interpretations of established rules.

The Supreme Court’s decision in Loper Bright Enterprises v. Raimondo could significantly impact the Treasury Department’s (“Treasury”) and Internal Revenue Service’s (“IRS”) authority to interpret the Code and issue tax regulations. This may affect: (i) the validity and enforceability of existing regulations of the Treasury promulgated pursuant to the Code (the “Treasury Regulations”), particularly where Congressional authorization is not explicit; (ii) the deference courts give to IRS interpretations, revenue rulings, notices, and other administrative guidance; (iii) treatment of tax positions previously taken based on Treasury Regulations or IRS guidance; (iv) the IRS’s ability to adopt new interpretations or create new rules without specific statutory authorization; (v) the continued validity of tax planning strategies that rely on Treasury Regulations; and (vi) the level of certainty available through IRS private letter rulings and other administrative determinations. Any judicial reexamination of Treasury and IRS authority could result in increased tax uncertainty and compliance costs, the need to reevaluate and potentially restructure existing arrangements, greater risk of challenge to tax positions based on regulatory interpretations, reduced availability of administrative guidance and different courts reaching inconsistent conclusions about regulatory validity. Any such change could materially affect the intended U.S. federal income tax treatment of the Funds or any transaction entered into by the Funds.

Temporary Defensive Strategies

To respond to adverse market, economic, political or other conditions, each Fund may take a defensive position and invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments. These short-term debt securities and money market instruments may include, without limitation: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. The Funds may, from time to time, make available quarter-end (and in some instances month-end) portfolio holdings information on their website at www.horizonmutualfunds.com. The portfolio holdings are generally posted to the website within 30 days following the end of each quarter (or month as applicable) and remain available until more recent portfolio holdings are posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-754-7932.

MANAGEMENT OF THE FUNDS

Investment Adviser

Horizon Investments, LLC, a South Carolina limited liability company, serves as investment adviser to each of the Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Fund, Horizon is responsible for formulating each Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Funds’ operations. As of December 31, 2025, Horizon managed approximately $8.9 billion in client assets.

Under the terms of the Investment Advisory Agreements, Horizon receives monthly fees from each Fund calculated in accordance with the following:

Allocation Fund	At an annual rate of 0.99% of the Fund’s average daily net assets.
Risk Assist Fund	At an annual rate of 0.99% of the Fund’s average daily net assets.
Income Fund	At an annual rate of 0.77% of the Fund’s average daily net assets.
Equity Premium Income Fund	At an annual rate of 0.75% of the Fund’s average daily net assets.
Defined Risk Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
Multi-Factor U.S. Equity Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
Defensive Core Fund	At an annual rate of 0.68% of the Fund’s average daily net assets.
Tactical Income Fund	At an annual rate of 0.60% of the Fund’s average daily net assets.
Multi-Factor Small/Mid Cap Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
Select Equity Fund	At an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion, and 0.70% of the Fund’s average daily net assets of $1 billion and above.
Global Infrastructure Fund	At an annual rate of 0.85% of the Fund’s average daily net assets.

For the most recent fiscal year ended November 30, 2025, Horizon received an advisory fee equal to 0.99%, 0.99%, 0.77%, 0.75%, 0.82%, 0.80%, 0.68%, 0.60%,0.82%, 0.13%, and 0.13% of the average daily net assets from the Allocation Fund, Risk Assist Fund, Income Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, Multi-Factor Small/Mid Cap Fund, Select Equity Fund and Global Infrastructure Fund, respectively, after taking into account the fee waiver and expense reimbursements and recoupments.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreements is included in the Funds’ Form N-CSR for the reporting period November 30, 2025.

Multi-Manager Structure. Horizon, subject to the approval of the Board of Trustees, has ultimate responsibility to recommend the hiring, termination and replacement of sub-advisers, if any, on behalf of each Fund (each, a “Sub-Advised Fund”), and to supervise, monitor and evaluate the performance of each sub-adviser thereof. The Trust, on behalf of each Sub-Advised Fund, and Horizon have obtained an order from the SEC (the “Order”) that permits Horizon to appoint or replace certain sub-advisers to manage all or a portion of each Sub-Advised Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisers, in each case subject to the approval of the Board, but without obtaining shareholder approval (“multi-manager structure”). None of the Funds is currently operating in a multi-manager structure, although the shareholders of each Fund have approved its operation in a multi-manager structure and such Funds may determine to operate in this way in the future. The Defensive Core Fund operated in a multi-manager structure prior to October 1, 2022 and may determine to operate in this way again in the future. Board approval of any change of a Sub-Advised Fund’s sub-adviser will include a determination by the Board that the change is in the best interests of the Sub-Advised Fund and its shareholders and, based on the information provided to the Board, does not involve a conflict of interest from which Horizon, a sub-adviser, any officer or trustee of the Sub-Advised Fund, or any officer or board member of Horizon derives an inappropriate advantage. Pursuant to the Order, Horizon, with the approval of the Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Sub-Advised Fund’s assets among any other sub-advisers. Because Horizon compensates each sub-adviser out of its management fee, Horizon is able to reduce a Sub-Advised Fund’s sub-advisory fees and retain a larger portion of the management fee, or increase the Sub-Advised Fund’s sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, Horizon is not required to publicly disclose its contractual fee arrangements with any sub-adviser. Each Sub-Advised Fund and Horizon is subject to the conditions imposed by the Order, including the condition that within 90 days of hiring a new sub-adviser pursuant to the multi-manager structure, the Sub-Advised Fund will provide shareholders with an information statement containing information about the new sub-adviser. The shareholders of each Sub-Advised Fund have approved the multi-manager structure described herein.

Expense Limitation Agreements

Horizon has agreed to waive its advisory fee and reimburse expenses to limit total operating expenses of each Fund, at least until March 31, 2027, with the exception of the Centre Funds which have until at least March 31, 2028, so that direct expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) of each Fund do not exceed the amounts listed below:

	Advisor Class	Institutional Class	Investor Class
Active Asset Allocation Fund	1.17%	1.17%	1.17%
Active Risk Assist Fund	1.17%	1.17%	1.17%
Active Income Fund	0.99%	0.99%	0.99%
Equity Premium Income Fund	0.99%	0.99%	0.99%
Defined Risk Fund	0.94%	0.94%	0.94%
Multi-Factor U.S. Equity Fund	0.99%	0.99%	0.99%
Defensive Core Fund	0.87%	0.87%	0.87%
Tactical Income Fund	0.80%	0.80%	0.80%
Multi-Factor Small/Mid Cap Fund	0.99%	0.99%	0.99%
Select Equity Fund	0.95%	0.95%	0.95%
Global Infrastructure Fund	1.05%	1.05%	1.05%

Any fees waived or expenses reimbursed are subject to possible recoupment by Horizon within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

Portfolio Managers

Scott Ladner – Chief Investment Officer (Active Asset Allocation Fund, Active Risk Assist Fund, Active Income Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, and Multi-Factor Small/Mid Cap Fund)

Mr. Ladner serves as Chief Investment Officer and is the Chair of the Investment Committee for Horizon. In these capacities, he oversees all aspects of the Investment Management division for the firm. He also provides the Investment Management division with Macro analysis and interpretation of global derivatives, credit, foreign exchange, equity, and funding markets. His previous roles at Horizon included Head of Risk and Director of Quantitative & Alternative Strategies. Prior to joining Horizon, Mr. Ladner was a founder of Charlotte Global Advisors and Principal Guard, LLC. Mr. Ladner helped to launch an equity index volatility and dispersion trading unit at PEΔK6 Investments in Chicago, a proprietary listed option and volatility trading firm. Previously at First Union/Wachovia, Mr. Ladner founded and ran the equity swap and forwards portfolio while also managing equity option and volatility portfolios. He also co-founded and managed the Risk Arbitrage and Special Situations portfolio. Mr. Ladner then managed the swaption and cap/floor portion of the bank’s interest rate derivatives portfolio. Mr. Ladner received his BA in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

Mike Dickson, Ph.D. – Head of Research and Quantitative Strategies (Active Asset Allocation Fund, Active Risk Assist Fund, Active Income Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, and Multi-Factor Small/Mid Cap Fund)

Dr. Dickson serves as the Head of Research and Quantitative Strategies. He leads Horizon’s systematic strategy and process design for all investment strategies managed by the firm. He also oversees the team’s research efforts focused on quantitative methods to support Horizon’s investment process, risk management, and new product development. Additionally, Dr. Dickson serves as a Portfolio Manager for the firm’s mutual fund trust, sub-advisory relationships and model portfolios. He joined Horizon in 2015 and previous roles include Head of Portfolio Management and Director of Structured Financial Solutions. Dr. Dickson specializes in the areas of systematic index design, portfolio construction, and risk mitigation. Both during and after his Ph.D. studies, he taught undergraduate and graduate school coursework in finance and portfolio management at University of North Carolina at Charlotte. Prior to earning his Ph.D., he worked in financial analysis support roles at Premier, Inc. and Global Compliance. Dr. Dickson received his BS in Chemistry from Winthrop University and an MS in Economics and Ph.D. in Finance from UNC Charlotte.

Zachary F. Hill, CFA – Head of Portfolio Management (Active Asset Allocation Fund, Active Risk Assist Fund, Active Income Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Tactical Income Fund, and Multi-Factor Small/Mid Cap Fund)

Mr. Hill serves as the Head of Portfolio Management at Horizon Investments. He oversees the implementation and communication for all investment strategies managed by Horizon across the firm’s mutual funds and model portfolios. Prior to this role, Mr. Hill served as the Global Macro Strategist where he focused on providing investment insights on asset allocation decisions from a global macro and derivatives perspective. Prior to joining Horizon, Mr. Hill held senior roles with Cold Spring Asset Management in New York and in the Foreign Exchange division of Wachovia/Wells Fargo. Mr. Hill received a BA in Economics and a BA in Physics from the University of Virginia. He is also a CFA® Charterholder.

Clark Allen, CFA – Head of ETFs (Defensive Core Fund)

Mr. Allen serves as the Head of ETFs at Horizon Investments. In this role, Mr. Allen oversees the development, management, and strategy of exchange-traded funds, driving growth and innovation while aligning the product offerings with Horizon’s investment objectives and client needs. Additionally, Mr. Allen works on research and product development focusing on the development and implementation of systematic strategies across the investment strategies managed by Horizon. Prior to joining Horizon Investments, Mr. Allen managed the investments at a multi-billion-dollar single-family office. Mr. Allen has also worked on the portfolio management team at a large insurance company as well as at a consulting firm doing merger and valuation work. Mr. Allen holds a Masters of Accountancy and BS in Accounting from Georgia Southern University. He is also a CFA® Charterholder, CPA and a CAIA® Charterholder.

James A. Abate – Managing Director, Fundamental Equities (Select Equity Fund and Global Infrastructure Fund)

Mr. Abate serves as Managing Director, Fundamental Equities for Horizon. Prior to the Reorganization, he served as the Chief Investment Officer and Managing Director of Center Asset Management, LLC, the investment adviser to the Select Equity Predecessor Fund and the Global Infrastructure Predecessor Fund (together, the “Predecessor Funds”). Prior to founding Centre Asset Management, Mr. Abate was Investment Director, North America, for GAM Investments. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. Mr. Abate has achieved Standard & Poor’s Funds Research AAA rating, received numerous “Category King” mentions in The Wall Street Journal, is the recipient of the Refinitiv Lipper Fund Award for Best US Equity Fund, as well as multiyear Investment Week award nominations. Prior to transitioning to asset management, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group, and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in accounting from Fairleigh Dickinson University, an MBA in finance from St. John’s University, and is a visiting Adjunct Professor in the graduate and honors academic programs at the Zicklin School of Business, Baruch College. He is a contributing author to several John Wiley published books, Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; has written articles that have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal and Mergers & Acquisitions, among other publications; and his writings with Professor J. Grant, Ph.D., on the economic value added approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the editorial advisory board of The Journal of Portfolio Management.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

HOW SHARES ARE PRICED

The price of each Fund’s shares is based on the Fund’s NAV. Each Fund’s NAV is calculated on each day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and most national holidays. The calculated and reported NAV of a Fund is the value of a single share of the Fund. The NAV is calculated for each Fund at the close of business of the NYSE, normally 4:00 p.m. Eastern time (“Valuation Time”), and the price at which a purchase or redemption of a Fund share is effected is based on the next calculation of net asset value after the order is placed. Each Fund’s NAV is determined by subtracting the total of a Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of a Fund, the NAV of the three classes of a Fund may vary. The value of a Fund’s total assets is generally based on the market value of the securities that a Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when a Fund does not price its shares. Similarly, when the Funds hold securities traded in foreign markets that close prior to U.S. markets then significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Funds. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares. The Funds normally use third party pricing services to obtain market quotations.

If a security does not have a readily available market quotation, Horizon values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board of Trustees (the “Board”). The types of securities for which fair value pricing is required include, but are not limited to:

●	Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	Securities for which, in the judgment of Horizon, the prices or values available do not represent the fair value of the instrument. Factors which may cause Horizon to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

●	Securities determined to be illiquid; and

●	Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in the Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”), each Fund’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which a Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Class

Each Fund has authorized three classes of shares, Advisor Class, Institutional Class and Investor Class. Each class of shares is designed for specific investors. Not all classes are currently being offered for sale.

If you are making your initial investment in a Fund, you must select a class of shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan pursuant to Rule 12b-1, if any, for the class you choose.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. All share classes are not available to all investors. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

12b-1 Plans. The Board of Trustees of the Funds has adopted, on behalf of the Advisor Class shares of each Fund, and on behalf of the Investor Class shares of the Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, Multi-Factor Small/Mid Cap Fund, Select Equity Fund, and Global Infrastructure Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan allows a Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities, as well as shareholder servicing. For these services, under the 12b-1 Plan, each Fund is authorized to pay the Distributor a distribution fee at the rate of up to 0.25% of average net assets attributable to Advisor Class shares and 0.10% of the average net assets attributable to Investor Class shares, as applicable, of that Fund on an annualized basis. The Distributor may use monies authorized by the 12b-1 Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares. Because these distribution and shareholder service fees are paid out of a Fund’s assets on an ongoing basis, the fees under the 12b-1 Plan may, over time, increase the cost of investing in that Fund and cost investors more than other types of sales loads. The Funds typically use 12b-1 fees to pay for shareholder services, custodial/clearing expenses, and other similar expenses.

Shareholder Servicing. The Board of Trustees of the Funds has adopted, on behalf of the Investor Class shares of the Allocation Fund, Risk Assist Fund and Income Fund, a shareholder serving plan (the “Shareholder Servicing Plan”). The Shareholder Servicing Plan allows each of the Allocation Fund, Risk Assist Fund and Income Fund to use part of its assets for shareholder servicing expenses. Payments under the Shareholder Servicing Plan may vary and are determined by each of the Allocation Fund, Risk Assist Fund and Income Fund in its sole discretion, in amounts up to 0.10% of that Fund’s average daily net assets attributable to Investor Class shares of that Fund on an annualized basis. Payments under the Shareholder Servicing Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting that Fund in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders. However, payments under the Shareholder Servicing Plan are an operating expense of a Fund that is subject to the expense limitation provided by Horizon.

Advisor Class

Advisor Class shares are offered without any sales charges, and are not subject to shareholder servicing fees but are subject to a 0.25% 12b-1 fee.

Investor Class

Allocation Fund, Risk Assist Fund and Income Fund. Investor Class shares of the Allocation Fund, Risk Assist Fund and Income Fund are offered only through financial intermediaries that have been approved by the Funds and are not subject to any 12b-1 fees, but may be subject to shareholder servicing fees as described above.

Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, Multi-Factor Small/Mid Cap Fund, Select Equity Fund and Global Infrastructure Fund. Investor Class shares of the Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, Multi-Factor Small/Mid Cap Fund, Select Equity Fund and Global Infrastructure Fund are offered only through financial intermediaries that have been approved by the Funds and are subject to a 12b-1 fee of up to 0.10%, but are not subject to the Shareholder Servicing Plan.

Please refer to your financial representative for detailed information on purchasing Investor Class shares of any Fund.

Institutional Class

Institutional Class shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees.

Additional Information Regarding the Purchase of Shares

All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the transfer agent. If you do not have the Invest by Mail form, include the Fund name, address, and account number on a separate piece of paper along with your check. If you are purchasing Shares, you may send your purchase request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

PO Box 219252

Kansas City, MO 64121-9252

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave, Suite 219252

Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption request does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

For initial purchases by wire

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

For subsequent investment by wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

Investors may purchase additional shares of the Funds by calling 1-855-754-7932. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan (AIP)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-855-754-7932 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a “redemption” because the Funds buy back their shares. We will redeem your shares at a price per share equal to the NAV next computed following receipt of your redemption request in good order. See the section entitled “Redemption Procedures Request in Good Order”.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind. We will mail your redemption proceeds to your address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days.

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you purchase shares by check or electronic funds transfer through the ACH network and, soon after, request a redemption, your redemption request will not be processed until the purchase amount has cleared (usually within 10 calendar days). This delay will not apply if you purchased your shares via wire payment.

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account. Please call 1-855-754-7932 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

For Investor Class shares, please refer to your financial representative for detailed information on whether your financial representative’s firm is participating in the Funds’ systematic withdrawal plan. Generally, a Fund will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 calendar days). Generally, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

For Advisor Class, Investor Class and Institutional Class shares, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-855-754-7932 for instructions. You may also elect to modify or terminate your participation in this Plan at any time by contacting the transfer agent at least 5 days prior to the next scheduled withdrawal.

Signature Guarantees

Under certain circumstances, your redemption request must be accompanied by a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
●	For all redemptions in excess of $50,000 from any shareholder account.

A Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Third Party Transactions

The Funds have authorized certain financial intermediaries to accept on their behalf purchase and redemption orders. The Funds will be deemed to have received the order when an approved financial intermediary or an authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by an approved financial intermediary or its authorized designee.

If you buy and redeem shares of the Funds through a member of the Financial Industry Regulatory Authority, Inc. that member may charge you a fee for that service. The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by the authorized broker or broker authorized designee.

Horizon may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the Funds available for purchase on their platforms. However, distribution-related fees are made from Horizon and are not charged to the Funds, unless part of an approved 12b-1 Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund’s assets). The securities will be chosen by each Fund and be valued at an amount equal to the net asset value of the shares being redeemed. A shareholder may incur transaction expenses in subsequently converting these securities to cash.

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with each Fund by telephoning the Funds at 1-855-754-7932. between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

●  have declined or canceled your telephone investment privilege;

●  wish to redeem shares valued in excess of $50,000 or if you ask us to send the redemption proceeds using an address, bank instructions, or payee other than what is currently on file;

●  must provide supporting legal documents such as a signature guarantee for redemption; or

●  wish to redeem from certain type of retirement accounts.

By Mail

If you are redeeming Shares, you may send your redemption request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

PO Box 219252

Kansas City, MO 64121-9252

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave, Suite 219252

Kansas City, MO 64105-1307

You must include the following information in your written request:

●  a letter of instruction stating the name of the Fund, the number of shares or dollar amount you are redeeming, the names in which the account is registered and your account number;

●  other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

●  a signature guarantee, if necessary.

By Wire	You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds’ Transfer Agent will charge you a $15.00 fee for each wire redemption. The Transfer Agent will deduct the fee from your redemption proceeds for complete and share certain redemptions and directly from your account in the case of a partial redemption. Your bank may also impose a fee for the incoming wire.
Request in “Good Order”

For our mutual protection, all redemption requests must include:

●  your account number;

●   the amount of the transaction;

●  for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

●  any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Other Redemption Considerations

Shareholders who have an individual retirement account (“IRA”) or other retirement plan must indicate on their written redemption request whether or not to withhold U.S. federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-754-7932. Investors will be asked whether or not to withhold taxes from any distribution.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Options For Redemption Proceeds

You may receive your redemption proceeds by check, ACH transfer, or wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

ACH Redemptions. Before you can receive redemption proceeds by ACH, you must establish this option by completing a special form or the appropriate section of your account application.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Fund.

Telephone Redemptions

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Funds reserve the right to refuse a telephone redemption if the caller cannot provide:

●	the account number
●	the name and address exactly as registered on the account
●	the primary social security or employer identification number as registered on the account

The Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Limitation On Purchases and Redemptions

Purchases or sales of shares of the Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions create higher expenses for the Fund. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds for any shareholder making frequent purchases or sales.

Transferring Registration

You can transfer the registration of your shares in the Funds to another owner by completing a transfer form and sending it to the Horizon Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252. Generally, a signature guarantee is required for all transfers.

Other Purchase Information

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares or any class thereof, to reject any purchase order or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy on prohibition of Foreign Shareholders

Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-855-754-7932 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

HOW TO EXCHANGE SHARES

Exchanges of all or a portion of your investment from a Fund for shares in an identically registered account of another Horizon Fund may be made as long as the exchange is for the same class of shares of the other Horizon Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for U.S. federal income tax purposes on which you may realize a taxable gain or loss. Call the Funds to learn more about exchanges. If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of that Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. Each Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains

●	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
●	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Active Asset Allocation Fund, Active Risk Assist Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Multi-Factor Small/Mid Cap Fund, and Select Equity Fund each distribute dividends annually. The Active Income Fund and Tactical Income Fund distribute dividends quarterly. The Equity Premium Income Fund and Global Infrastructure Fund distribute dividends monthly. Each Fund distributes capital gains at least annually. A Fund may make additional distributions if necessary to avoid U.S. federal income taxes, excise taxes, or as otherwise approved by the Board of Trustees. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Funds in additional shares of the Funds unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, please contact your financial representative for instructions.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then current NAV per share and to reinvest all subsequent distributions. You may change your distribution option in writing or by telephone. Any request for change should be submitted at least 5 days prior to the record date of the next distribution.

Material U.S. Federal Income Tax Considerations

The following information is meant as a general summary for U.S. taxpayers (other than U.S. investors who hold their shares in an IRA or other tax-qualified plan). Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular U.S. federal, state, and local tax consequences of investing in the Fund. This information does not address any tax consideration arising under the laws of any state, local, non-U.S. or U.S. federal tax laws other than U.S. federal income tax laws (other than as may be generally noted below). This discussion is based upon the Internal Revenue Code, Treasury Regulations, judicial decisions, administrative rulings, current administrative interpretations and official pronouncements of the IRS in effect on the date of this document, all of which may change (including as a result of the Supreme Court’s ruling in Loper Bright v. Raimondo), possibly retroactively, and materially and adversely affect the material U.S. federal income tax considerations described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. The summary is not a comprehensive explanation of the U.S. federal income tax treatment of a Fund or its shareholders, and the discussion below and in the SAI is not intended to be a substitute for careful tax planning. Prospective shareholders should consult their tax advisors about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal non-income taxes and state and local tax, and non-U.S. laws.

The Funds. Each Fund intends to elect and to qualify each year for treatment as a regulated investment company (“RIC”) within the meaning of Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Taxes on Distributions. Each Fund anticipates making annual distributions of its net investment income and net capital gains. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable as ordinary income or, in some cases, as qualified dividend income. Distributions from a Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates up to 20% if requirements, including holding period requirements, are satisfied. In general, a Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain non-U.S corporations may be qualified dividend income if that stock is readily tradeable on an established U.S. securities market. A portion of the dividends received from a Fund (but none of its capital gains) may qualify for the dividends received deduction for corporations. Dividends received by a Fund from a REIT may be treated as qualified dividend income generally only to the extent so reported by the REIT.

These distributions are typically declared and paid in December and are taxable as if paid on December 31st of the year declared. A Fund may make an additional distribution if necessary to avoid U.S. federal income taxes, excise taxes or as otherwise approved by the Board of Trustees. Each Fund will send detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year. The Fund will also be required to report to the IRS distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.

Taxes on Sales. Each sale of shares (including a redemption) of a Fund may be a taxable event. Assuming you hold your shares as a capital asset, a sale may result in a capital gain or loss to you. Any capital gain or loss generally will be treated as short-term if you held the shares 12 months or less, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of capital gain distributions paid with respect to such shares. Any capital gain or loss generally will be treated as long-term if you held the shares for longer than 12 months. If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be limited depending on your circumstances.

“Buying a Dividend.” Any dividend or capital gain distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and generally should be avoided by taxable investors. We recommend you consult with your independent tax advisor to determine the tax consequences of “buying a dividend”.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax at the rate of 24% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Medicare Tax. Certain U.S. shareholders with income exceeding specified thresholds, including individuals, estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income.” Net investment income generally includes dividends and capital gain distributions paid by a Fund and net gains from the redemption of a Fund’s shares. Prospective shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund. Cost Basis. A shareholder’s basis in a Fund’s shares (“Covered Shares”) will be determined in accordance with each Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Covered Shares. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their U.S. federal income tax returns.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Additional Tax Information Concerning REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for U.S. federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to U.S. federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income or possibly as qualified dividend income to the extent of the REIT’s current and accumulated earnings and profits. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and that the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but it is not required to do so.

Additional Tax Information Concerning Foreign Investments by a Fund.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of a taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat those foreign income taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles as paid by its shareholders subject to certain exceptions. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their eligible portions of this amount against their U.S. income tax liability or to deduct those portions from their U.S. taxable income. Holding period requirements restrict the ability of the Fund to make, and the shareholders to enjoy the benefits of such an election. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations may be imposed that limit to the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund elects otherwise.

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Generally, a non-U.S. corporation is treated as a PFIC if either 75% or more of its gross income is passive income or 50% of more of its assets (based on a quarterly average) produce passive income or are held for the production of passive income.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the potentially adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Please review the SAI for additional tax information.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs. The Funds may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

The Funds may accept redemptions and exchanges in excess of the above guidelines if they believe that granting such exceptions is in the best interest of the Funds and the redemption is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Funds to knowingly facilitate a purchase or redemption where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Funds or their other shareholders.

Each Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Therefore, with respect to Omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent know to the financial intermediary, to the Funds upon request.

Each Fund reserves the right to modify its policies and procedures at any time without prior notice as it deems in its sole discretion to be in the best interests of its shareholders, or to comply with state or Federal legal requirements.

Anti-Money Laundering Program

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-855-754-7932 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

HOUSEHOLDING

To reduce expenses, the Trust mails only one copy of the prospectus and other similar documents to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-754-7932 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. The Trust will begin sending you individual copies thirty days after receiving your request.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Fund for the periods presented. The financial highlights information presented for the Select Equity Fund and Global Infrastructure Fund for periods prior to April 17, 2025 is the financial history of their respective Predecessor Funds, each of which was reorganized into the corresponding Fund after the close of business on April 17, 2025. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information presented in the tables below has been audited by [___], the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Form N-CSR, which is available upon request. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

No financial highlights are presented for the Institutional Class shares of the Defensive Core Fund, the Equity Premium Income Fund, the Defined Risk Fund, the Multi-Factor U.S. Equity Fund, the Tactical Income Fund, the Multi-Factor Small/Mid Cap Fund, Select Equity Fund, or the Global Infrastructure Fund, because they had not commenced operations prior to the fiscal year ended November 30, 2025.

Horizon Active Asset Allocation Fund – Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025	2024	2023		2022		2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$16.22	$13.29	$12.71		$16.17		$14.07
Investment Operations:
Net investment income(a)	0.11	0.10	0.08		0.15		0.06
Net realized and unrealized gain (loss) on investments(b)	1.38	2.94	0.63		(1.42)		2.96
Total from investment operations	1.49	3.04	0.71		(1.27)		3.02

Less Distributions From:
Net investment income	(0.11)	(0.11)	(0.13)		(0.10)		(0.07)
Net realized gains	(2.34)	—	—		(2.09)		(0.85)
Total Distributions	(2.45)	(0.11)	(0.13)		(2.19)		(0.92)

Net Asset Value, End of Year	$15.26	$16.22	$13.29		$12.71		$16.17

Total Return	11.46%	23.00%	5.69%		-9.63%		22.63%

Supplemental Data and Ratios:(c)
Net assets, end of year (in thousands)	$700,557	$863,138	$872,904		$761,418		$729,517
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.21%	1.21%	1.22%		1.21%		1.23%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.18%	1.19%	1.18%		1.14%		1.14%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.01%	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.17%	1.18%	1.18%		1.14%		1.14%
Ratio of net investment income (loss) to average net assets	0.79%	0.67%	0.62%		1.15%		0.35%
Portfolio turnover rate	90%	198%	247%		139%		142%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than $0.005 per share.

Horizon Active Asset Allocation Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025	2024	2023		2022		2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$16.14	$13.22	$12.64		$16.10		$14.01
Investment Operations:
Net investment income (a)	0.10	0.10	0.05		0.14		0.03
Net realized and unrealized gain (loss) on investments (b)	1.36	2.91	0.62		(1.42)		2.95
Total from investment operations	1.46	3.01	0.67		(1.28)		2.98

Less Distributions From:
Net investment income	(0.09)	(0.09)	(0.09)		(0.09)		(0.04)
Net realized gains	(2.34)	—	—		(2.09)		(0.85)
Total Distributions	(2.43)	(0.09)	(0.09)		(2.18)		(0.89)

Net Asset Value, End of Year	$15.17	$16.14	$13.22		$12.64		$16.10

Total Return	11.30%	22.86%	5.44%		-9.76%		22.43%

Supplemental Data and Ratios: (d)
Net assets, end of year (in thousands)	$735	$1,371	$1,907		$2,126		$3,893
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.37%	1.36%	1.42%		1.36%		1.38%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.34%	1.33%	1.38%		1.28%		1.29%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.01%	0.01%	0.00	%(c)	0.00	%(c)	0.00	%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.33%	1.32%	1.38%		1.28%		1.29%
Ratio of net investment income (loss) to average net assets	0.74%	0.69%	0.46%		1.11%		0.21%
Portfolio turnover rate	90%	198%	247%		139%		142%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

Horizon Active Asset Allocation Fund − Institutional Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025	2024	2023		2022		2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$16.29	$13.35	$12.76		$16.23		$14.11
INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.11	0.09		0.14		0.08
Net realized and unrealized gain (loss) on investments (b)	1.38	2.95	0.64		(1.40)		2.97
Total from investment operations	1.50	3.06	0.73		(1.26)		3.05

Less Distributions From:
Net investment income	(0.12)	(0.12)	(0.14)		(0.12)		(0.08)
Net realized gains	(2.34)	—	—		(2.09)		(0.85)
Total Distributions	(2.46)	(0.12)	(0.14)		(2.21)		(0.93)

Net Asset Value, End of Year	$15.33	$16.29	$13.35		$12.76		$16.23

Total Return	11.56%	23.08%	5.86%		-9.57%		22.82%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$42,069	$42,108	$30,215		$25,595		$8,894
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.11%	1.12%	1.12%		1.11%		1.13%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.08%	1.09%	1.08%		1.04%		1.05%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.01%	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.07%	1.08%	1.08%		1.04%		1.05%
Ratio of net investment income (loss) to average net assets	0.85%	0.71%	0.71%		1.10%		0.47%
Portfolio turnover rate	90%	198%	247%		139%		142%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than $0.005 per share.

Horizon Active Risk Assist® Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023	2022		2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$27.42		$22.07	$20.71	$26.13		$21.74
INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.12	0.18	0.13		0.08
Net realized and unrealized gain (loss) on investments (b)	2.12		5.42	1.29	(3.48)		4.39
Total from investment operations	2.27		5.54	1.47	(3.35)		4.47

Less Distributions From:
Net investment income	(0.14)		(0.19)	(0.11)	(0.17)		(0.08)
Net realized gains	(2.34)		—	—	(1.90)		—
Total Distributions	(2.48)		(0.19)	(0.11)	(2.07)		(0.08)

Net Asset Value, End of Year	$27.21		$27.42	$22.07	$20.71		$26.13

Total Return	9.51%		25.28%	7.13%	-14.24%		20.64%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$1,402,781		$1,370,291	$1,158,227	$1,238,187		$1,156,627
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.18%		1.21%	1.21%	1.19%		1.22%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.17%		1.20%	1.19%	1.17%		1.16%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.02%	0.01%	0.00	%(d)	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.17%		1.18%	1.18%	1.17%		1.16%
Ratio of net investment income (loss) to average net assets	0.61%		0.48%	0.83%	0.58%		0.34%
Portfolio turnover rate	172%		66%	176%	366%		108%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Active Risk Assist® Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$27.36		$21.99	$20.66	$26.08	$21.73
INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.09	0.16	0.12	0.05
Net realized and unrealized gain (loss) on investments (b)	2.09		5.40	1.27	(3.49)	4.37
Total from investment operations	2.23		5.49	1.43	(3.37)	4.42

Less Distributions From:
Net investment income	(0.14)		(0.12)	(0.10)	(0.15)	(0.07)
Net realized gains	(2.34)		—	—	(1.90)	—
Total Distributions	(2.48)		(0.12)	(0.10)	(2.05)	(0.07)

Net Asset Value, End of Year	$27.11		$27.36	$21.99	$20.66	$26.08

Total Return	9.36%		25.08%	6.98%	-14.34%	20.41%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$833		$1,507	$1,489	$4,472	$8,312
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.33%		1.36%	1.36%	1.34%	1.37%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.32%		1.35%	1.33%	1.31%	1.31%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.02%	0.01%	0.01%	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.32%		1.33%	1.32%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	0.55%		0.37%	0.75%	0.53%	0.21%
Portfolio turnover rate	172%		66%	176%	366%	108%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Active Risk Assist® Fund − Institutional Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023	2022		2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$27.51		$22.13	$20.76	$26.19		$21.79
INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.23	0.19	0.16		0.13
Net realized and unrealized gain (loss) on investments (b)	2.12		5.37	1.31	(3.50)		4.37
Total from investment operations	2.30		5.60	1.50	(3.34)		4.50

Less Distributions From:
Net investment income	(0.14)		(0.22)	(0.13)	(0.19)		(0.10)
Net realized gains	(2.34)		—	—	(1.90)		—
Total Distributions	(2.48)		(0.22)	(0.13)	(2.09)		(0.10)

Net Asset Value, End of Year	$27.33		$27.51	$22.13	$20.76		$26.19

Total Return	9.61%		25.47%	7.27%	-14.17%		20.75%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$8,683		$8,630	$32,378	$30,798		$34,320
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.08%		1.11%	1.11%	1.09%		1.12%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.07%		1.11%	1.09%	1.06%		1.06%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.02%	0.01%	0.00	%(d)	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.07%		1.09%	1.08%	1.06%		1.06%
Ratio of net investment income (loss) to average net assets	0.70%		0.92%	0.90%	0.70%		0.54%
Portfolio turnover rate	172%		66%	176%	366%		108%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Active Income Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$8.27		$8.03		$8.24		$9.72	$9.90
INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.33		0.26		0.13	0.19
Net realized and unrealized gain (loss) on investments (b)	(0.05)		0.25		(0.23)		(1.48)	(0.18)
Total from investment operations	0.28		0.58		0.03		(1.35)	0.01

Less Distributions From:
Net investment income	(0.32)		(0.34)		(0.24)		(0.13)	(0.19)
Total Distributions	(0.32)		(0.34)		(0.24)		(0.13)	(0.19)

Net Asset Value, End of Year	$8.23		$8.27		$8.03		$8.24	$9.72

Total Return	3.61%		7.41%		0.38%		-14.04%	0.11%

Supplemental Data and Ratios: (c)	$278,159		$234,451		$245,555		$439,460	$432,982
Net assets, end of year (in thousands)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.02%		1.03%		1.01%		0.99%	1.03%
After expense reimbursement/recoupment and securities lending credit including interest expense	0.95%		0.91%		0.95%		0.89%	0.95%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)	—%	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.95%		0.91%		0.95%		0.89%	0.95%
Ratio of net investment income (loss) to average net assets	4.06%		4.06%		3.20%		1.47%	1.98%
Portfolio turnover rate	93%		90%		175%		110%	93%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Active Income Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$8.34		$8.09		$8.29		$9.77	$9.95
INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.33		0.24		0.12	0.18
Net realized and unrealized gain (loss) on investments (b)	(0.08)		0.25		(0.22)		(1.49)	(0.18)
Total from investment operations	0.27		0.58		0.02		(1.37)	—

Less Distributions From:
Net investment income	(0.31)		(0.33)		(0.22)		(0.11)	(0.18)
Total Distributions	(0.31)		(0.33)		(0.22)		(0.11)	(0.18)

Net Asset Value, End of Year	$8.30		$8.34		$8.09		$8.29	$9.77

Total Return	3.39%		7.31%		0.26%		-14.12%	-0.05%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$213		$535		$675		$1,960	$4,391
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.17%		1.17%		1.16%		1.14%	1.18%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.09%		1.05%		1.10%		1.03%	1.10%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)	—%	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.09%		1.05%		1.10%		1.03%	1.10%
Ratio of net investment income (loss) to average net assets	4.31%		4.06%		3.02%		1.31%	1.82%
Portfolio turnover rate	93%		90%		175%		110%	93%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Active Income Fund − Institutional Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$8.24		$8.00		$8.21		$9.68	$9.86
INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.33		0.26		0.14	0.17
Net realized and unrealized gain (loss) on investments (b)	(0.06)		0.26		(0.22)		(1.47)	(0.15)
Total from investment operations	0.28		0.59		0.04		(1.33)	0.02

Less Distributions From:
Net investment income	(0.33)		(0.35)		(0.25)		(0.14)	(0.20)
Total Distributions	(0.33)		(0.35)		(0.25)		(0.14)	(0.20)

Net Asset Value, End of Year	$8.19		$8.24		$8.00		$8.21	$9.68

Total Return	3.61%		7.55%		0.49%		-13.90%	0.20%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$2,273		$2,603		$1,725		$1,704	$1,840
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	0.92%		0.93%		0.91%		0.89%	0.94%
After expense reimbursement/recoupment and securities lending credit including interest expense	0.85%		0.80%		0.84%		0.79%	0.85%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)	—%	0.00	%(d)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.85%		0.80%		0.84%		0.79%	0.85%
Ratio of net investment income (loss) to average net assets	4.26%		4.05%		3.27%		1.57%	1.74%
Portfolio turnover rate	93%		90%		175%		110%	93%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Equity Premium Income Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$75.75		$60.03	$61.62		$63.02	$55.01
INVESTMENT OPERATIONS:
Net investment income(a)	0.43		0.34	1.06		1.23	1.03
Net realized and unrealized gain (loss) on investments (b)	10.09		17.65	(1.42)		0.02	8.02
Total from investment operations	10.52		17.99	(0.36)		1.25	9.05

Less Distributions From:
Net investment income	(0.45)		(0.58)	(1.23)		(1.16)	(1.04)
Net realized gains	—		—	—		(1.49)	—
Return of Capital	(4.32)		(1.69)	—		—	—
Total Distributions	(4.77)		(2.27)	(1.23)		(2.65)	(1.04)

Net Asset Value, End of Year	$81.50		$75.75	$60.03		$61.62	$63.02

Total Return	15.04%		30.56%	-0.51%		1.90%	16.58%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$143,091		$120,714	$92,322		$102,135	$123,269
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.08%		1.26%	1.13%		1.10%	1.06%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.09%		1.25%	1.12%		1.09%	1.08%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(c)	0.16%	0.06%		0.02%	0.00	%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.09%		1.09%	1.06%		1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.59%		0.50%	1.80%		2.03%	1.67%
Portfolio turnover rate	10%		23%	4	%(d)	150%	222%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than 0.005%.
(d)	The cost of purchases and proceeds from sales of securities that were incurred by the Fund related to the Fund’s change in investment strategy are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 67% for the year ended November 30, 2023.

Horizon Equity Premium Income Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$75.80		$60.07	$61.66		$63.04	$54.99
INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.23	0.97		1.09	0.95
Net realized and unrealized gain (loss) on investments (b)	10.10		17.67	(1.43)		0.06	8.04
Total from investment operations	10.40		17.90	(0.46)		1.15	8.99

Less Distributions From:
Net investment income	(0.44)		(0.58)	(1.13)		(1.04)	(0.94)
Net realized gains	—		—	—		(1.49)	—
Return of Capital	(4.24)		(1.59)	—		—	—
Total Distributions	(4.68)		(2.17)	(1.13)		(2.53)	(0.94)

Net Asset Value, End of Year	$81.52		$75.80	$60.07		$61.66	$63.04

Total Return	14.85%		30.35%	-0.68%		1.73%	16.45%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$2,023		$3,202	$3,443		$4,834	$10,941
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.23%		1.42%	1.28%		1.23%	1.21%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.24%		1.41%	1.29%		1.25%	1.24%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(c)	0.17%	0.05%		0.01%	0.00	%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.24%		1.24%	1.24%		1.24%	1.24%
Ratio of net investment income (loss) to average net assets	0.41%		0.34%	1.63%		1.76%	1.52%
Portfolio turnover rate	10%		23%	4	%(d)	150%	222%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than 0.005%.
(d)	The cost of purchases and proceeds from sales of securities that were incurred by the Fund related to the Fund’s change in investment strategy are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 67% for the year ended November 30, 2023.

Horizon Defined Risk Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$78.01		$65.77	$61.16	$63.49	$56.98
INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.06	0.16	0.26	0.22
Net realized and unrealized gain (loss) on investments (b)	7.35		12.32	5.39	(2.41)	6.62
Total from investment operations	7.54		12.38	5.55	(2.15)	6.84

Less Distributions From:
Net investment income	(0.07)		(0.14)	(0.21)	(0.18)	(0.33)
Net realized gains	—		—	(0.73)	—	—
Total Distributions	(0.07)		(0.14)	(0.94)	(0.18)	(0.33)

Net Asset Value, End of Year	$85.48		$78.01	$65.77	$61.16	$63.49

Total Return	9.68%		18.85%	9.26%	-3.40%	12.06%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$907,844		$672,955	$489,234	$359,743	$247,061
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.02%		1.32%	1.44%	1.12%	1.11%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.04%		1.33%	1.44%	1.12%	1.05%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.29%	0.40%	0.08%	0.01%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.04%		1.04%	1.04%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets	0.23%		0.08%	0.25%	0.43%	0.35%
Portfolio turnover rate	13%		8%	3%	15%	27%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Defined Risk Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$77.99		$65.78	$61.11	$63.45	$56.93
INVESTMENT OPERATIONS:
Net investment income(a)	0.07		(0.07)	0.07	0.13	0.13
Net realized and unrealized gain (loss) on investments (b)	7.35		12.34	5.40	(2.39)	6.62
Total from investment operations	7.42		12.27	5.47	(2.26)	6.75

Less Distributions From:
Net investment income	(0.02)		(0.06)	(0.07)	(0.08)	(0.23)
Net realized gains	—		—	(0.73)	—	—
Total Distributions	(0.02)		(0.06)	(0.80)	(0.08)	(0.23)

Net Asset Value, End of Year	$85.39		$77.99	$65.78	$61.11	$63.45

Total Return	9.51%		18.66%	9.12%	-3.57%	11.90%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$14,306		$17,017	$19,725	$12,227	$19,816
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.17%		1.49%	1.60%	1.26%	1.26%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.19%		1.50%	1.60%	1.26%	1.20%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.31%	0.41%	0.07%	0.01%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.19%		1.19%	1.19%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	0.08%		-0.09%	0.11%	0.20%	0.21%
Portfolio turnover rate	13%		8%	3%	15%	27%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Multi-Factor U.S. Equity Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$34.42		$27.57		$26.34		$33.53	$27.19
INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.13		0.18		0.22	0.15
Net realized and unrealized gain (loss) on investments (b)	3.00		7.50		1.25		(0.29)	6.27
Total from investment operations	3.13		7.63		1.43		(0.07)	6.42

Less Distributions From:
Net investment income	(0.11)		(0.14)		(0.20)		(0.18)	(0.08)
Net realized gains	(2.48)		(0.64)		—		(6.94)	—
Total Distributions	(2.59)		(0.78)		(0.20)		(7.12)	(0.08)

Net Asset Value, End of Year	$34.96		$34.42		$27.57		$26.34	$33.53

Total Return	10.28%		28.35%		5.51%		-1.62%	23.70%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$723,131		$588,165		$261,501		$143,236	$128,449
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.02%		1.04%		1.07%		1.12%	1.17%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.02%		1.08%		1.09%		1.11%	1.09%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.02%	0.00	%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.02%		1.08%		1.09%		1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.39%		0.43%		0.68%		0.83%	0.50%
Portfolio turnover rate	134%		164%		238%		197%	218%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than 0.005%.

Horizon Multi-Factor U.S Equity Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023		2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$34.41		$27.56		$26.27		$33.46	$27.16
INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.10		0.14		0.14	0.10
Net realized and unrealized gain (loss) on investments (b)	3.00		7.50		1.26		(0.26)	6.27
Total from investment operations	3.08		7.60		1.40		(0.12)	6.37

Less Distributions From:
Net investment income	(0.05)		(0.11)		(0.11)		(0.13)	(0.07)
Net realized gains	(2.48)		(0.64)		—		(6.94)	—
Total Distributions	(2.53)		(0.75)		(0.11)		(7.07)	(0.07)

Net Asset Value, End of Year	$34.96		$34.41		$27.56		$26.27	$33.46

Total Return	10.11%		28.24%		5.38%		-1.79%	23.53%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$7,718		$10,714		$7,543		$189	$544
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.17%		1.19%		1.21%		1.27%	1.32%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.17%		1.19%		1.22%		1.25%	1.24%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.01%	0.00	%(c)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.17%		1.19%		1.22%		1.24%	1.24%
Ratio of net investment income (loss) to average net assets	0.26%		0.32%		0.52%		0.52%	0.34%
Portfolio turnover rate	134%		164%		238%		197%	218%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than 0.005%.

Horizon Defensive Core Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$46.03		$35.13		$30.99	$36.09	$28.78
INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.15		0.28	0.11	0.11
Net realized and unrealized gain (loss) on investments (b)	2.74		10.97		4.01	(4.29)	8.01
Total from investment operations	2.89		11.12		4.29	(4.18)	8.12

Less Distributions From:
Net investment income	(0.13)		(0.22)		(0.15)	(0.08)	(0.10)
Net realized gains	—		—		—	(0.84)	(0.71)
Total Distributions	(0.13)		(0.22)		(0.15)	(0.92)	(0.81)

Net Asset Value, End of Year	$48.79		$46.03		$35.13	$30.99	$36.09

Total Return	6.30%		31.82%		13.95%	-11.99%	28.91%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$447,492		$406,274		$190,927	$148,912	$120,315
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	0.92%		0.92%		0.97%	1.04%	1.09%
After expense reimbursement/recoupment and securities lending credit including interest expense	0.92%		0.95%		0.98%	1.03%	1.04%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.01%	0.01%	—%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.92%		0.95%		0.97%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	0.35%		0.35%		0.89%	0.36%	0.32%
Portfolio turnover rate	216%		9%		139%	270%	29%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Defensive Core Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year ended November 30,
	2025		2024		2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$45.80		$34.97		$30.85	$35.95	$28.69
INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.07		0.23	0.06	0.07
Net realized and unrealized gain (loss) on investments (b)	2.72		10.93		3.99	(4.27)	7.97
Total from investment operations	2.82		11.00		4.22	(4.21)	8.04

Less Distributions From:
Net investment income	(0.06)		(0.17)		(0.10)	(0.05)	(0.07)
Net realized gains	—		—		—	(0.84)	(0.71)
Total Distributions	(0.06)		(0.17)		(0.10)	(0.89)	(0.78)

Net Asset Value, End of Year	$48.56		$45.80		$34.97	$30.85	$35.95

Total Return	6.16%		31.59%		13.76%	-12.11%	28.69%

Supplemental Data and Ratios: (c)
Net assets, end of year (in thousands)	$44,432		$60,839		$47,232	$33,632	$35,205
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.07%		1.07%		1.12%	1.18%	1.28%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.07%		1.12%		1.13%	1.18%	1.19%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.01%	0.01%	—%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.07%		1.12%		1.12%	1.17%	1.19%
Ratio of net investment income (loss) to average net assets	0.24%		0.18%		0.72%	0.17%	0.19%
Portfolio turnover rate	216%		9%		139%	270%	29%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)	Amount represents less than 0.005%.

Horizon Tactical Fixed Income Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Year ended November 30,			For the Period Ended November 30,
	2025		2024	2023(a)
PER SHARE DATA:
Net Asset Value, Beginning of Year	$49.11		$48.37	$50.00
Investment Operations:
Net investment income(b)	2.38		2.35	1.88
Net realized and unrealized gain (loss) on investments (c)	(2.14)		0.59	(2.68)
Total from investment operations	0.24		2.94	(0.80)

Less Distributions From:
Net investment income	(2.50)		(2.20)	(0.83)
Total Distributions	(2.50)		(2.20)	(0.83)

Net Asset Value, End of Year	$46.85		$49.11	$48.37

Total Return	0.66%		6.22%	-1.63	%(g)

Supplemental Data and Ratios: (d)
Net assets, end of year (in thousands)	$166,911		$219,292	$157,988
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	0.88%		0.86%	0.90	%(f)
After expense reimbursement/recoupment and securities lending credit including interest expense	0.81%		0.79%	0.84	%(f)
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(e)	—%	0.00	%(e)(f)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.81%		0.79%	0.84	%(f)
Ratio of net investment income (loss) to average net assets	5.11%		4.87%	4.13	%(f)
Portfolio turnover rate	421%		316%	638	%(g)

(a)	Inception date of the Investor Class was December 20, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the years.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(e)	Amount represents less than 0.005%.
(f)	Annualized.
(g)	Not annualized.

Horizon Tactical Fixed Income Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Year ended November 30,			For the Period Ended November 30,
	2025		2024	2023(a)
PER SHARE DATA:
Net Asset Value, Beginning of Year	$49.09		$48.35	$49.48
Investment Operations:
Net investment income(b)	2.26		2.32	0.90
Net realized and unrealized gain (loss) on investments (c)	(2.10)		0.55	(1.45)
Total from investment operations	0.16		2.87	(0.55)

Less Distributions From:
Net investment income	(2.43)		(2.13)	(0.58)
Total Distributions	(2.43)		(2.13)	(0.58)

Net Asset Value, End of Year	$46.82		$49.09	$48.35

Total Return	0.49%		6.08%	-1.10	%(g)

Supplemental Data and Ratios: (d)
Net assets, end of year (in thousands)	$7,255		$8,160	$8,082
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.03%		1.01%	1.16	%(f)
After expense reimbursement/recoupment and securities lending credit including interest expense	0.97%		0.94%	0.96	%(f)
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(e)	—%	0.00	%(e)(f)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	0.97%		0.94%	0.96	%(f)
Ratio of net investment income (loss) to average net assets	4.86%		4.81%	2.58	%(f)
Portfolio turnover rate	421%		316%	638	%(g)

(a)	Inception date of the Advisor Class was March 7, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the years.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(e)	Amount represents less than 0.005%.
(f)	Annualized.
(g)	Not annualized.

Horizon Multi-Factor Small/Mid Cap Fund − Investor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Year ended November 30,				For the Period Ended November 30,
	2025		2024		2023(a)
PER SHARE DATA:
Net Asset Value, Beginning of Year	$40.36		$28.36		$25.00
Investment Operations:
Net investment income(b)	0.19		0.16		0.14
Net realized and unrealized gain (loss) on investments (c)	(0.28)		12.07		3.22
Total from investment operations	(0.09)		12.23		3.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.07)		—
Net realized gains	(0.69)		(0.16)		—
Total Distributions	(0.74)		(0.23)		—
Net Asset Value, End of Year	$39.53		$40.36		$28.36

Total Return	-0.07%		43.33%		13.48	%(f)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$596,129		$251,872		$12,482
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.07%		1.29%		3.38	%(e)
After expense reimbursement/recoupment and securities lending credit including interest expense	1.09%		1.09%		1.09	%(e)
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)(e)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.09%		1.09%		1.09	%(e)
Ratio of net investment income (loss) to average net assets	0.52%		0.43%		0.53	%(e)
Portfolio turnover rate	146%		107%		179	%(f)

(a)	Inception date of the Investor Class was December 20, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the years.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)	Amount represents less than 0.005%.
(e)	Annualized.
(f)	Not annualized.

Horizon Multi-Factor Small/Mid Cap Fund − Advisor Class

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Year ended November 30,				For the Period Ended November 30,
	2025		2024		2023(a)
PER SHARE DATA:
Net Asset Value, Beginning of Year	$40.26		$28.34		$26.88

INVESTMENT OPERATIONS:
Net investment income(b)	0.15		0.08		0.09
Net realized and unrealized gain (loss) on investments(c)	(0.29)		12.07		1.37
Total from investment operations	(0.14)		12.15		1.46

LESS DISTRIBUTION FROM:
Net investment income	(0.01)		(0.07)		—
Net realized gains	(0.69)		(0.16)		—
Total Distributions	(0.70)		(0.23)		—
Net Asset Value, End of Year	$39.42		$40.26		$28.34

Total Return	-0.21%		43.10%		5.43	%(f)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$3,106		$3,407		$427
Ratio to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.22%		1.46%		3.64	%(e)
After expense reimbursement/recoupment and securities lending credit including interest expense	1.24%		1.24%		1.24	%(e)
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)(e)
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.24%		1.24%		1.24	%(e)
Ratio of net investment income (loss) to average net assets	0.41%		0.24%		0.43	%(e)
Portfolio turnover rate	146%		107%		179	%(f)

(a)	Inception date of the Advisor Class was March 7, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the years.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)	Amount represents less than 0.005%.
(e)	Annualized.
(f)	Not annualized.

Centre American Select Equity Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class (f)
	Period Ended November 30,		Year ended September 30,
	2025 (g)		2025 (h)		2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$16.80		$17.53		$14.40	$12.84	$14.73	$11.88

INVESTMENT OPERATIONS:
Net investment income(a)	0.03		0.17		0.10	0.06	0.11	0.02
Net realized and unrealized gain (loss) on investments(b)	0.55		1.00		3.42	1.67	0.27	3.40
Total from investment operations	0.58		1.17		3.52	1.73	0.38	3.42

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.19)		(0.17)	(0.05)	(0.14)	(0.11)
Net realized gains	—		(1.71)		(0.22)	(0.13)	(2.15)	(0.46)
Total Distributions	—		(1.90)		(0.39)	(0.18)	(2.29)	(0.57)
Redemption fee per share	—		0.00	(c)	0.00 (c)	0.01	0.02	0.00 (c)
Net Asset Value, End of Year	$17.38		$16.80		$17.53	$14.40	$12.84	$14.73

Total Return	3.45	%(k)	7.71%		24.88%	13.70%	1.23%	29.60%

SUPPLEMENTAL DATA AND RATIOS:(d)
Net assets, end of year (in thousands)	$171,120		$169,761		$215,959	$209,752	$243,353	$138,985
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.12	%(j)	1.26%		1.34%	1.36%	1.46%	1.44%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.12	%(j)	1.26	%(i)	1.34%	1.36%	1.46%	1.46%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(e)(j)	—%		—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets	0.93	%(j)	1.08%		0.63%	0.43%	0.78%	0.17%
Portfolio turnover rate	29	%(k)	162%		81%	93%	138%	86%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(e)	Amount represents less than 0.005%.
(f)	Following the Reorganization on April 17, 2025, the Predecessor Fund’s Investor Class Shares were renamed to the Fund’s Advisor Class Shares.
(g)	The Fund changed its fiscal year end from September 30 to November 30 as a result of the April 17, 2025 Reorganization.
(h)	For periods prior to April 17, 2025, the financial and return data is of the Investor Class Shares of the Predecessor Fund, Centre American Select Equity Fund.
(i)	Effective April 17, 2025, the net expense limitation changed from 1.10% to 0.95%, excluding, among other fees and expenses, 12b-1 fees.
(j)	Annualized.
(k)	Not Annualized.

Centre American Select Equity Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class (f)
	Period Ended November 30,		Year ended September 30,
	2025 (g)		2025 (h)	2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$17.44		$18.10	$14.82	$13.18	$15.01	$12.06
INVESTMENT OPERATIONS:
Net investment income(a)	0.03		0.21	0.16	0.12	0.18	0.09
Net realized and unrealized gain (loss) on investments (b)	0.58		1.05	3.52	1.72	0.30	3.45
Total from investment operations	0.61		1.26	3.68	1.84	0.48	3.54

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.21)	(0.18)	(0.07)	(0.16)	(0.13)
Net realized gains	—		(1.71)	(0.22)	(0.13)	(2.15)	(0.46)
Total Distributions	—		(1.92)	(0.40)	(0.20)	(2.31)	(0.59)
Redemption fee per share	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net Asset Value, End of Year	$18.05		$17.44	$18.10	$14.82	$13.18	$15.01

Total Return	3.50	%(k)	7.96%	25.28%	14.11%	1.78%	30.18%

SUPPLEMENTAL DATA AND RATIOS:(d)
Net assets, end of year (in thousands)	$126,411		$130,933	$203,920	$170,141	$99,153	$15,861
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	0.97	%(j)	1.04%	1.08%	1.08%	1.05%	1.16%
After expense reimbursement/recoupment and securities lending credit including interest expense	0.97	%(j)	1.02%	1.03%	0.98%	0.98%	0.98%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.00	%(e)(j)	—%	—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets	1.06	%(j)	1.27%	0.95%	0.81%	1.24%	0.65%
Portfolio turnover rate	29	%(k)	162%	81%	93%	138%	86%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(e)	Amount represents less than 0.005%.
(f)	Following the Reorganization on April 17, 2025, the Predecessor Fund’s Investor Class Shares were renamed to the Fund’s Advisor Class Shares.
(g)	The Fund changed its fiscal year end from September 30 to November 30 as a result of the April 17, 2025 Reorganization.
(h)	For periods prior to April 17, 2025, the financial and return data is of the Institutional Class Shares of the Predecessor Fund, Centre American Select Equity Fund.
(i)	Effective January 30, 2024, the net expense limitation changed from 0.90% to 0.95%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(j)	Annualized.
(k)	Not Annualized.

Centre Global Infrastructure Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class (d)
	Period Ended November 30,		Year ended September 30,
	2025 (e)		2025 (f)		2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$13.70		$12.10		$9.20	$8.84	$10.14	$8.76

INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.26		0.27	0.19	0.19	0.18
Net realized and unrealized gain (loss) on investments(b)	(0.12)		1.63		2.89	0.33	(1.25)	1.39
Total from investment operations	(0.08)		1.89		3.16	0.52	(1.06)	1.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.29)		(0.26)	(0.16)	(0.24)	(0.19)
Return of capital	—		—		—	—	0.00 (c)	—
Total distributions	(0.04)		(0.29)		(0.26)	(0.16)	(0.24)	(0.19)
Redemption fee per share	—		0.00	(c)	—	—	0.00 (c)	0.00 (c)
Net Asset Value, End of Year	$13.58		$13.70		$12.10	$9.20	$8.84	$10.14

Total Return	-0.57	%(i)	15.88%		34.80%	5.85%	-10.77%	18.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$27,731		$28,499		$26,798	$24,208	$27,275	$34,594
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.39	%(h)	1.60%		1.84%	1.76%	1.75%	1.74%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.30	%(h)	1.44	%(g)	1.57%	1.57%	1.57%	1.50%
Ratio of net investment income (loss) to average net assets	1.86	%(h)	2.07%		2.61%	1.98%	1.89%	1.79%
Portfolio turnover rate	8	%(i)	16%		10%	18%	39%	25%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than 0.005%.
(d)	Following the Reorganization on April 17, 2025, the Predecessor Fund’s Investor Class Shares were renamed to the Fund’s Advisor Class Shares.
(e)	The Fund changed its fiscal year end from September 30 to November 30 as a result of the April 17, 2025 Reorganization.
(f)	For periods prior to April 17, 2025, the financial and return data is of the Investor Class Shares of the Predecessor Fund, Centre Global Infrastructure Fund.
(g)	Effective April 17, 2025, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees.
(h)	Annualized.
(i)	Not Annualized.

Centre Global Infrastructure Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class (d)
	Period Ended November 30,		Year ended September 30,
	2025 (e)		2025 (f)		2024	2023	2022		2021
PER SHARE DATA:
Net Asset Value, Beginning of Year	$13.67		$12.07		$9.21	$8.84	$10.15		$8.77

INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.30		0.31	0.23	0.23		0.21
Net realized and unrealized gain (loss) on investments(b)	(0.13)		1.62		2.88	0.34	(1.26)		1.40
Total from investment operations	(0.08)		1.92		3.19	0.57	(1.03)		1.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.32)		(0.33)	(0.20)	(0.28)		(0.23)
Return of capital	—		—		—	—	(0.00	)(c)	—
Total Distributions	(0.04)		(0.32)		(0.33)	(0.20)	(0.28)		(0.23)
Redemption fee per share	—		(0.00	)(c)	—	0.00 (c)	0.00	(c)	0.00 (c)
Net Asset Value, End of Year	$13.55		$13.67		$12.07	$9.21	$8.84		$10.15

Total Return	-0.55	%(i)	16.22%		35.21%	6.38%	-10.51%		18.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$56,926		$55,248		$3,791	$3,553	$4,484		$5,932
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and securities lending credit including interest expense	1.24	%(h)	1.34%		1.57%	1.48%	1.51%		1.51%
After expense reimbursement/recoupment and securities lending credit including interest expense	1.15	%(h)	1.16	%(g)	1.18%	1.18%	1.18%		1.20%
Ratio of net investment income (loss) to average net assets	2.02	%(h)	2.34%		2.99%	2.36%	2.28%		2.10%
Portfolio turnover rate	8	%(i)	16%		10%	18%	39%		25%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)	Amount represents less than 0.005%.
(d)	Following the Reorganization on April 17, 2025, the Predecessor Fund’s Institutional Class Shares were renamed to the Fund’s Investor Class Shares.
(e)	The Fund changed its fiscal year end from September 30 to November 30 as a result of the April 17, 2025 Reorganization.
(f)	For periods prior to April 17, 2025, the financial and return data is of the Institutional Class Shares of the Predecessor Fund, Centre Global Infrastructure Fund.
(g)	Effective April 17, 2025, the net expense limitation changed from 1.10% to 1.05%, excluding, among other fees and expenses, 12b-1 fees.
(h)	Annualized.
(i)	Not Annualized.

PRIVACY NOTICE

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and account information

●   Account balance and transaction history

●   Wire Transfer Instructions

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information the reasons Horizon Funds chooses to share and whether you can limit this sharing.

Reasons we can share your personal information		Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences or creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Horizon Funds collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tell us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●   Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Horizon Funds does not jointly market.

Investment Adviser

Horizon Investments, LLC

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

Independent Registered Public Accounting Firm

[___]

Legal Counsel

Kilpatrick Townsend & Stockton LLP

1001 West 4th Street

Winston-Salem, North Carolina 27101

Custodian

U.S. Bank, N.A

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Distributor

Quasar Distributors, LLC

190 Middle Street, Suite 301

Portland, ME 04101

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports to shareholders contain more information about the Funds’ investments. The Annual Report includes a discussion by Fund management of the market conditions and strategies that significantly affected the Funds’ performance during the prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information (“SAI”). The Statement of Additional Information contains additional and more detailed information about the Funds. The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

The SAI, the Funds’ annual and semi-annual reports, and the Funds’ financial statements are available, without charge, upon request. In addition to requesting these documents from your financial representative, there are three additional ways to get a copy of these documents:

1. Request a copy by calling the Fund at 1-855-754-7932 or submitting a written request to the address listed below and a copy will be sent to you without charge.

Horizon Funds

c/o U.S. Bank Global Fund Services

PO Box 219252

Kansas City, MO 64121-9252

The Prospectus, Annual Report, Semi-Annual Report and other information such a Fund financial statements are available at www.horizonmutualfunds.com.

2. Go to the EDGAR Database on the SEC’s website (www.sec.gov) and download a free text-only version. Copies of the SAI, Annual Report, a Semi-Annual Report, and Form N-CSR may be obtained after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-855-754-7932.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Funds’ Investment Company Act File Number is 811-23063.

HORIZON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Horizon Active Asset Allocation Fund Advisor Class (HASAX) Institutional Class (HASIX) Investor Class (AAANX)	Horizon Active Risk Assist® Fund Advisor Class (ARAAX) Institutional Class (ACRIX) Investor Class (ARANX)
Horizon Active Income Fund Advisor Class (AIHAX) Institutional Class (AIRIX) Investor Class (AIMNX)	Horizon Equity Premium Income Fund Advisor Class (HADUX) Institutional Class (HIDDX)* Investor Class (HNDDX)
Horizon Defined Risk Fund Advisor Class (HADRX) Institutional Class (HIDRX)* Investor Class (HNDRX)	Horizon Multi-Factor U.S. Equity Fund Advisor Class (USRTX) Institutional Class (USRIX)* Investor Class (USRAX)
Horizon Defensive Core Fund Advisor Class (HESAX) Institutional Class (HESIX)* Investor Class (HESGX)	Horizon Tactical Fixed Income Fund Advisor Class (HTFAX) Institutional Class (HTFIX)* Investor Class (HTFNX)
Horizon Multi-Factor Small/Mid Cap Fund Advisor Class (HSMBX) Institutional Class (HSMIX)* Investor Class (HSMNX)	Centre American Select Equity Fund Advisor Class (DHAMX) Institutional Class (-)* Investor Class (DHANX)

Centre Global Infrastructure Fund

Advisor Class (DHIVX)

Institutional Class (-)*

Investor Class (DHINX)

July ____, 2026

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus dated July____, 2026, as the same may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus.

The financial statements of each of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Defensive Core Fund, Horizon Tactical Fixed Income Fund, Horizon Multi-Factor Small/Mid Cap Fund, Centre American Select Equity Fund, and Centre Global Infrastructure Fund for the fiscal year ended November 30, 2025, which are included in the Form N-CSR, are incorporated herein by reference.

A copy of the Prospectus or Annual Report may be obtained without charge by calling the Funds at 1-855-754-7932 or by visiting the Funds’ website at www.horizonmutualfunds.com.

*	As of the date of this Prospectus, the Institutional Class shares of the Horizon Equity Premium Income Fund, Horizon Defined Risk Fund, Horizon Defensive Core Fund, Horizon Multi-Factor U.S. Equity Fund, Horizon Tactical Fixed Income Fund, Horizon Multi-Factor Small/Mid Cap Fund, Centre American Select Equity Fund, and Centre Global Infrastructure Fund have not commenced operations.

TABLE OF CONTENTS

GENERAL INFORMATION	1
INVESTMENT RESTRICTIONS OF THE FUNDS	2
TEMPORARY DEFENSIVE POSITIONS	5
DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	34
MANAGEMENT OF THE TRUST	35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	39
INVESTMENT MANAGEMENT AND OTHER SERVICES	45
ADMINISTRATOR	50
CUSTODIAN	51
TRANSFER AGENT SERVICES	51
DISTRIBUTION OF SHARES	51
SECURITIES LENDING AGENT	51
CODES OF ETHICS	52
PROXY VOTING POLICIES AND PROCEDURES	52
PORTFOLIO MANAGERS	52
BROKERAGE ALLOCATION AND OTHER PRACTICES	55
REDEMPTION OF SECURITIES BEING OFFERED	59
DISTRIBUTION PLANS	59
SHAREHOLDER SERVICES	61
DETERMINATION OF NET ASSET VALUE	61
ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS	62
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	62
ORGANIZATION OF THE TRUST	68
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69
LEGAL MATTERS	69
FINANCIAL STATEMENTS	69
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Advisor Class shares, Institutional Class shares and Investor Class shares of the Horizon Active Asset Allocation Fund (the “Active Asset Allocation Fund”), the Horizon Active Risk Assist® Fund (the “Risk Assist Fund”), the Horizon Active Income Fund (the “Active Income Fund”), the Horizon Equity Premium Income Fund (the “Equity Premium Income Fund”), the Horizon Defined Risk Fund (the “Defined Risk Fund”), Horizon Multi-Factor U.S. Equity Fund (the “Multi-Factor U.S. Equity Fund”), the Horizon Defensive Core Fund (the “Defensive Core Fund”), the Horizon Tactical Fixed Income Fund (the “Tactical Income Fund”), the Horizon Multi-Factor Small/Mid Cap Fund (the “Multi-Factor Small/Mid Cap Fund”), the Centre American Select Equity Fund (the “Select Equity Fund”), and the Centre Global Infrastructure Fund (the “Global Infrastructure Fund”) (each, a “Fund” and collectively, the “Funds”). Each of the Funds is a separate diversified series of Horizon Funds (the “Trust”). The prospectus for the Funds (the “Prospectus”) incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus and Form N-CSR for the Funds may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings.

TRUST HISTORY

The Trust is an open-end management investment company. The Funds are series of the Trust. The Trust was organized as a Delaware business trust by a Declaration of Trust filed May 21, 2015, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.

Each Fund has registered three classes of shares, Advisor Class shares, Institutional Class shares and Investor Class shares. Each class of shares of each Fund represents an interest in the same assets of that Fund, have the same rights and are identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of any Fund into additional classes of shares at a future date. Not all of the share classes are currently being offered for sale.

The Active Asset Allocation Fund, Risk Assist Fund and Active Income Fund became effective on January 29, 2016 and each is a successor in interest to a fund of the same name that was a separate series of another investment company (AdvisorOne Funds) (each, a “Predecessor Fund”). Each Predecessor Fund had the same name and substantially similar investment objectives as the corresponding Fund, and all of the Predecessor Funds were advised by Horizon Investments, LLC, a South Carolina limited liability company (“Horizon” or the “Adviser”). On January 22, 2016, the shareholders of each Predecessor Fund approved its reorganization into the corresponding Fund and effective as of the close of business on February 5, 2016, the assets and liabilities of each Predecessor Fund were transferred to the Trust in exchange for Investor Class shares of the applicable Fund.

1

The Equity Premium Income Fund commenced operations on December 28, 2016, and, prior to October 4, 2023, was known as the “Horizon Active Dividend Fund,” and prior to that as “Horizon Dynamic Dividend Fund”.

The Defined Risk Fund commenced operations on December 28, 2017, and was named “Horizon Collar Fund” prior to commencement of operations.

The Multi-Factor U.S. Equity Fund commenced operations on June 26, 2019, and prior to October 4, 2023 was known as “Horizon US Defensive Equity Fund” and prior to that was known as “Horizon Defensive Multi-Factor Fund”.

The Defensive Core Fund commenced operations on December 26, 2019, and, prior to October 4, 2023, was known as “Horizon ESG & Defensive Core Fund,” and prior to that was known as the “Horizon ESG Defensive Core Fund”.

The Tactical Income Fund commenced operations on December 20, 2022. The Multi-Factor Small/Mid Cap Fund commenced operations on December 20, 2022 and prior to October 4, 2023 was known as the “Horizon US Defensive Small/Mid Cap Fund”.

The Select Equity Fund is the successor to the Centre Select American Equity Fund (the “Predecessor Select Equity Fund”), formerly a series of Centre Funds, following the reorganization of the Predecessor Select Equity Fund into the Select Equity Fund on April 17, 2025.

The Global Infrastructure Fund is the successor to the Centre Global Infrastructure Fund (the “Predecessor Global Infrastructure Fund”), formerly a series of Centre Funds, following the reorganization of the Predecessor Global Infrastructure Fund into the Global Infrastructure Fund on April 17, 2025.

The Funds are managed by Horizon Investments, LLC. Horizon directs the day-to-day operations and the investment of assets of the Funds.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) is the administrator, accounting agent, transfer agent and dividend disbursing agent for the Funds. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Funds. Quasar Distributors, LLC (the “Distributor”) is the distributor of the Funds’ shares. Fund Services and the Custodian are affiliates.

INVESTMENT RESTRICTIONS OF THE FUNDS

Fundamental Restrictions. The Funds have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares. A “majority” for this purpose means the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares.

Shares of each Fund will be voted separately on matters affecting that Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

2

As a matter of fundamental policy, each of the Active Asset Allocation Fund, Risk Assist Fund, Active Income Fund will not:

(1) Purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell commodities or contracts thereon, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

(6) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objective, policies and restrictions.

(7) Make loans, except that the Fund may, in accordance with its investment objective, policies and restrictions: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

(8) Make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

(9) Invest 25% or more of the value of its total assets in any one industry or group of industries. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

3

As a matter of fundamental policy, each of the Equity Premium Income Fund, the Defined Risk Fund, the Defensive Core Fund, the Multi-Factor U.S. Equity, the Tactical Income Fund, and the Multi-Factor Small/Mid Cap Fund will not:

(1) Purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money except as permitted under the 1940 Act.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell commodities or contracts thereon, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

(6) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objective, policies and restrictions.

(7) Make loans, except that the Fund may, in accordance with its investment objective, policies and restrictions: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

(8) Invest 25% or more of the value of its total assets in any one industry or group of industries. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

As a matter of fundamental policy, each of the Select Equity Fund and Global Infrastructure Fund will not:

(1) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(2) Borrow money except as permitted under the 1940 Act.

(3) Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, REITS, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

4

(4) Purchase or sell commodities or contracts thereon, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

(5) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objective, policies and restrictions.

(6) Make loans, except that the Fund may, in accordance with its investment objective, policies and restrictions: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

(8) Make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

Non-Fundamental Restrictions. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, each of the Active Asset Allocation Fund, Risk Assist Fund, Active Income Fund, Equity Premium Income Fund, the Defined Risk Fund, the Defensive Core Fund, the Multi-Factor U.S. Equity, the Tactical Income Fund, and the Multi-Factor Small/Mid Cap Fund will not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in restricted securities provided such securities are considered to be liquid by the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

5

(3) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of the Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

As a matter of non-fundamental policy each of the Select Equity Fund and Global Infrastructure Fund will not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of the Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

The foregoing fundamental and non-fundamental restrictions supplement the policies and limitations set forth in the Prospectus. Unless otherwise noted, whenever a restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing. With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction on purchasing securities on margin, short sales of securities, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries, securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

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TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment objective or strategies in an attempt to respond to adverse market, economic, political or other conditions or when the Adviser believes it is otherwise appropriate to do so. When this happens, a Fund may increase temporarily its investment in short-term securities such as money market funds, or hold cash, without regard to that Fund’s investment restrictions, policies or normal investment emphasis. During such a period, the Fund could be unable to achieve its investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios. High transaction costs could result from more frequent trading.  Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following descriptions of certain of the Funds’ policies and risks, which descriptions apply to the Funds’ direct investments and, where applicable, investments in other investment companies and exchange-traded funds (each, an “underlying fund”), supplement the Funds’ investment objectives and policies as described in the Prospectus.

CYBERSECURITY

As technology becomes more integrated into the Funds’ operations, the Funds will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Funds work closely with third-party service providers (e.g., administrators, transfer agents, and custodians), cybersecurity breaches at such third-party service providers may subject the Funds to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Funds may invest. While the Funds and their third-party service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cybersecurity risks associated with cybersecurity, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated, and there can be no assurance that the Funds’ and their third party service providers’ preventative measures will succeed.

DEBT AND OTHER FIXED INCOME INSTRUMENTS

General. Fixed income and debt investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding fixed income and debt investments are subject to more credit risk than lower yielding fixed income and debt investments. Such investments are also subject to interest rate risk, which refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

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Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

Prepayment risk is the risk that, when interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income and debt securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to an interest rate index or other set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), based on the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Resets of the interest rates of adjustable rate securities can occur at predetermined intervals or whenever changes in the applicable benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse effects on the value of the adjustable rate securities.

Adjustable Rate Mortgage Securities. Adjustable-rate mortgage securities (“ARMS”) bear interest at a rate determined by reference to a predetermined interest rate or index. The interest rates paid on the ARMS in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others may lag changes in market rate levels and be more or less volatile.

The underlying mortgages which collateralize ARMs may be fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. The adjustable-rate mortgages that secure ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps may result in negative amortization. The value of mortgage securities may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of mortgage securities to be shorter than the maturities stated in the underlying mortgages.

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Below-Investment-Grade Debt Securities. When investing in fixed income and debt securities, the Funds may purchase securities regardless of their rating, including debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or “high yield” securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, and C is regarded by S&P and Moody’s, respectively, on balance, as high risk and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions.

The use of credit to evaluate high yield securities can involve certain risks. For example, ratings of debt securities represent the rating agency’s opinion regarding the debt security’s quality and are not a guarantee of quality. In addition, rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings to reflect events occurring since the security was last rated. The achievement of each Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds, and analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. The Funds may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, while investments in lower quality debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices and principal and income risk than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing, and the prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress, and during such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, by investing in such securities the applicable Fund may incur additional expenses to obtain recovery. In addition, the issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because the secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. There may be no established retail secondary market for many of these securities, and there may be at times a limited number of dealers or institutional investors that may be willing to purchase such securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio (e.g., such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available), and could adversely affect the daily NAV of a Fund’s shares. The Funds may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

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In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. The Funds may also incur additional expenses to the extent the Funds are required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Funds may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Funds and consider their ability to assume the investment risks involved before making an investment. The Funds may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds.

Certificates of Deposit and Bankers’ Acceptances. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are unsecured, interest bearing receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by banks, corporations or other borrowers in order to finance their current operations. Commercial Paper is typically sold on a discounted basis rather than as an interest-bearing instrument.

Debentures. A Fund may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Equity Securities. The equity portion of a Fund’s portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry or sector changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Fixed Income Securities. Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed income securities typically decline. Fixed income securities with longer durations (i.e., the measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. These loans may bear fixed or floating rates. Syndicated loans have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Further, obligations of sovereigns and their affiliates may be difficult or impossible to enforce.

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Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund, and in certain cases, the rights and obligations acquired by a Fund through the purchase of an assignment may differ from, and be more limited than, those held by the assigning selling institution. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In certain cases, the rights and obligations acquired by a Fund through the purchase of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

With respect to loan participations, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan participation and only upon receipt by the lender of the payments from the borrower. A Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan in which the Fund has purchased a loan participation, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the loan participation. Thus, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation. In addition, in connection with purchasing loan participations, the Funds generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the loan participations. In the event of the insolvency of the lender, the applicable Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in loan participations and assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the applicable Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loan participations may also have the risk that the counterparty to the loan participation defaults or becomes insolvent.

Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

A syndicated loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

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Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Funds may have difficulty disposing of loan assignments or loan participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for a Fund to assign a value to loan assignments or loan participations when valuing the Fund’s securities and calculating its net asset value.

The loans acquired by the Funds may be unsecured or undersecured. In addition, in the event of the insolvency of the selling institution, under the U.S. laws, a Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, a secured loan. Consequently, the Funds may be subject to the credit risk of the selling institution as well as of the borrower. Certain of the secured loans or loan participations may be governed by the law of a jurisdiction other than the United States, which may present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will typically set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by that Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to a Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require that the Funds, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Money Market Instruments. A Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

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Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities represent undivided ownership interests in pools of mortgages and provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through securities”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest (but not as to price and yield) on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. Government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Municipal Obligations. A Fund may invest in tax-free municipal obligations (“Municipal Obligations”), including securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, “tax-exempt industrial development bonds” (i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities). Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase.

A Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the option of a Fund, specified securities in the Fund’s portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus a Fund’s ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. A Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates. It is anticipated that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but a Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Municipal Obligations are subject to credit risk, market risk and interest rate risk, and a Fund’s holdings, share price, yield and total return may fluctuate in response to certain market movements. Municipal Obligations are also subject to the risk that potential future legislative changes could affect the market for and value of Municipal Obligations, which may adversely affect a Fund’s yield or the value of the Fund’s investments in Municipal Obligations. From time to time, Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. Certain Municipal Obligations with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Municipal Obligations issued by a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, judicial decisions, terrorism and natural disasters, such as hurricanes or earthquakes. Many Municipal Obligations are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early. This could reduce a Fund’s income if the proceeds are reinvested at a lower interest rate. The Fund may also invest in pre-refunded municipal bonds which the issuer has exercised its right to buy its bonds back before the scheduled maturity date. The proceeds from the pre-refunding bond will usually be invested in Treasury securities until the scheduled call date of the original bond issue occurs. Such pre-refunded municipal bonds remain subject to fixed income securities risk. It is also possible that income from a Municipal Obligation could be declared taxable as a result of the issuer’s conduct.

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Repurchase Agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and simultaneously commits to resell that security to the seller (i.e., a bank or primary dealer) at a mutually agreed upon price on an agreed upon date (usually within seven days of purchase), thereby determining the yield during the term of the agreement. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the applicable Fund will typically seek to liquidate such collateral. The exercise of the applicable Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Repurchase agreements are considered to be loans by an investment company under the 1940 Act. A Fund will only enter into repurchase agreements in accordance with policies and procedures approved by the Board and adopted by the Trust on behalf of the Fund. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the NAV of a Fund would be invested in such agreements or other securities which are illiquid.

Each Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to a Fund is believed to justify the attendant risks. Each Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the applicable Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the applicable Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the applicable Fund may not be able to substantiate its interest in the underlying securities.

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Treasury Inflation-Protected Securities. A Fund may invest a portion of its assets in Treasury Inflation-Protected Securities (“TIPS”). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

United States Government Obligations. United States Government obligations consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and its agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, FNMA and the Student Loan Marketing Association, and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

United States Government Agency Securities. United States Government agency securities consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, GNMA, Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, FHLMC, the Farm Credit Banks, FNMA, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since the U.S. government is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Funds’ shares.

Warrants. Warrants are options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are typically issued with preferred stock or bonds. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless. Warrants may be more speculative than other types of investments in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants may not necessarily move parallel to the prices of the underlying securities.

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DERIVATIVE INSTRUMENTS

The Funds’ derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Funds, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Funds’ portfolios; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the applicable Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Certain of the derivative investments in which the Funds may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Over-the-counter (“OTC”) derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than OTC cleared and exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the applicable Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Funds to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Funds’ abilities to effectively hedge their portfolios. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the applicable Fund. If a counterparty were to default on its obligations, the applicable Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

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FOREIGN SECURITIES

Exposure to Foreign Markets. Investing in foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involves certain considerations and significant risks that are not typically associated with investing in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities, issuers and countries than is available about U.S. government securities and securities of domestic issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers as well as gains or proceeds realized from the sale or other disposition of international securities may be subject to non-U.S. withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. Government and thereby reduce a Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Decreases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated). Because the Funds may invest in securities denominated in foreign currencies, it may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. These activities may constitute “derivatives” transactions.

The Funds may invest in issuers domiciled in “emerging markets”, or those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing can have more risks than investing in developed foreign markets. For example, governments of developing and emerging market countries may be more unstable as compared to more developed countries. Also, currency values may fluctuate more in developing or emerging markets, and many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of developing and emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries, and such countries may have less developed legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Further, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in foreign markets can fluctuate more significantly than the prices of securities of companies in developed countries.

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Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on foreign ownership of local companies generally, restrictions on the ability to repatriate investment income or constraints on currency exchange, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. The less developed the country, the greater effect these risks may have on the Fund.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets; EDRs are issued by European financial institutions and typically trade in Europe; and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

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Investments in European securities are subject to the risks of European countries, which can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 27 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU, which established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro. Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance. In addition, the EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries. Further, the European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometimes defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of each Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments or pay the local tax when filing the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, that are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, that occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

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Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund may also invest in non-deliverable forward contracts (cash-settled contracts for currencies of countries which do not allow non-residents to hold substantial sums of their currency, e.g. China), in order to hedge the foreign currency risk. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared). A forward contract generally has no standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount) or initial margin deposit requirement, and no commissions are charged at any stage for trades. A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, a Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter a Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, each Fund retains flexibility to enter into such forward contracts when the Adviser determines that the best interests of the Fund will be served.

A Fund may enter into forward contracts for any other purpose consistent with that Fund’s investment objective and program. In determining the amount to be delivered under a contract, a Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

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If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, that Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. No Fund is required to enter into forward contracts with regard to its foreign currency denominated securities and a Fund will not do so unless deemed appropriate by the Adviser. Further, this method of hedging against a decline in the value of a currency is intended to establish a rate of exchange at a future date, and not to eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (“CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

FORWARD COMMITMENTS

Forward commitments are securities purchased on a “when-issued” or delayed delivery basis. Such securities are not available for immediate delivery despite the fact that a market exists for those securities. The price for such securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within two months of the purchase, but may be negotiated to take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction as a purchase and thereafter reflect the value of the security each day in determining the Fund’s NAV. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

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FUTURES CONTRACTS

General. Futures contracts include stock index, interest rate and currency futures (commonly referred to as “futures” or “futures contracts”).

Stock index futures contracts may be used to provide a hedge for a portion of a Fund’s portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Each Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge a Fund’s portfolio successfully, a Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of a Fund’s portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund. In this regard, a Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

Each Fund may enter into futures contracts that are traded on national or foreign futures exchanges, which are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC. Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing a Fund’s objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

Hedging Risk. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a Fund’s underlying instruments sought to be hedged.

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Successful use of futures contracts by a Fund for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in a Fund’s portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, a Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

LIBOR Risk. Most London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. As of September 30, 2024, the UK FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3-, and 6-month U.S. dollar LIBOR settings, have ceased. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. Instruments in which the Fund invests historically paid interest at floating rates based on LIBOR or were subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests also historically obtained financing at floating rates based on LIBOR. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing.

The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, including following the discontinuation of LIBOR and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

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Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or short futures positions. A Fund may close its positions by taking opposite positions, which would operate to terminate that Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to a Fund, and that Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed in the section entitled “Description of Securities, Other Investment Policies and Risk Considerations – Special Risks of Transactions in Options on Futures Contracts”. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Trading in Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

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Unlike when a Fund purchases or sells a security, no price would be paid or received by that Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or other liquid securities, known as “initial margin”. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund.

These subsequent payments, called “variation margin”, to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market”. A Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction that Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

ILLIQUID SECURITIES

Certain securities that a Fund may purchase (e.g., restricted securities purchased in private placements) may be illiquid (generally, securities that the Fund determines are unlikely to be able to be sold within seven (7) days) when purchased.

Securities held by a Fund, even if liquid when acquired, may become illiquid if the underlying issuer faces material financial difficulties or bankruptcy, the securities are delisted from an exchange on which they were traded or the Adviser otherwise determines that the securities are illiquid. Illiquid securities are subject to the risk that they cannot be sold in a timely manner, and are also subject to the risk that they must be fair valued by the applicable Fund with little or no current, independent pricing information. In such a case, the Fund may undervalue or overvalue the securities. Each Fund is subject to a restriction preventing the Fund from acquiring illiquid securities with more than 15% of its assets. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, a Fund will take appropriate steps to protect liquidity.

INFRASTRUCTURE-RELATED COMPANIES

The Infrastructure Fund’s investments in the securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies will expose the Fund to risks affecting infrastructure-related issuers. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing).

Infrastructure-related companies may be subject to a variety of factors that could adversely affect their business or operations, including, among other factors, high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with complying with governmental, environmental and other regulations and government spending. For example, the stock prices of transportation companies may be affected by, among other things, supply and demand for their specific product, world events and economic conditions; an energy company’s profitability may be dependent on worldwide energy prices, exploration, and production spending; utilities companies’ profit margins may be adversely affected by industry competition, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

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As noted above, infrastructure-related companies are typically subject to significant government regulations and other regulatory and political risks. Such risks include expropriation, political unrest or violence (e.g., war, sabotage or terrorism), and unanticipated regulatory changes by a government or a government’s failure to comply with international treaties and agreements. Infrastructure-related companies are also subject to specific risks associated with construction, operations and legal constraints. For example, companies that are engaged in infrastructure development and construction, or involved with infrastructure projects that have not been completed, will be subject to delays in obtaining permits and regulatory approval, budget and cost overruns, problems resulting from contractor, architectural or project design errors, incomplete or unreliable data regarding projected revenues and/or income for a construction project, financing difficulties, and compliance costs. In particular, the costs of complying with international standards for project finance may increase the cost of obtaining capital or financing for a project. Companies involved with infrastructure projects or assets may be subject to operational risks, including a project manager’s ability to manage the project, unanticipated maintenance costs, interference by a government entity with the operation of an infrastructure project or asset, project obsolescence, and exiting investors. Additionally, the operator of an infrastructure project or asset may not be able pass along to customers the full amount of any cost increases.

An infrastructure-related company may be subject to a legal regime that provides investors with limited recourse against the company’s assets, the sponsor or other non-project assets, and there may be restrictions on the ability to sell or transfer assets. An investor in such an infrastructure-related company may have limited options, and there may be significant costs associated with foreclosing upon any assets that secure repayment of financing.

INVESTMENT COMPANIES

The Funds may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds), as well as in business development companies. To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance. Furthermore, when a Fund invests in shares of underlying funds, performance is directly related to the ability of the underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the underlying funds by the Adviser. Accordingly, each Fund’s investment performance will be influenced by the investment strategies of and risks associated with any underlying funds in direct proportion to the amount of assets the Fund allocates to such underlying funds utilizing such strategies.

There is also a risk that the underlying funds may terminate due to extraordinary events. For example, any of the service providers to an underlying fund, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund, and the underlying fund may not be able to find a substitute service provider. Also, the underlying fund may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund may also terminate. In addition, an underlying fund may terminate if its net assets fall below a certain amount. Although the Funds believe that in the event of the termination of an underlying fund, the applicable Fund will be able to invest instead in shares of an alternate underlying fund tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund would be available for investment at that time.

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Additional risks related to investments in investment companies, including risks related to specific types of investment companies, are set forth below.

1940 Act Requirements. Generally, under Section 12(d)(1) of the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain statutory and regulatory exemptions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Funds may rely upon any applicable statutory or regulatory exemptions in investing in other investment companies. These restrictions and conditions may limit the Funds’ ability to invest in other investment companies to the extent desired.

Business Development Companies. Business Development Companies (“BDCs”) are a type of closed-end investment company regulated under the 1940 Act. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. For U.S. federal income tax purposes, BDCs generally intend to qualify as RICs. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and high quality debt investments that mature in one year or less. While BDCs are expected to generate income in the form of dividends, because BDCs generally invest in less mature private companies or thinly traded U.S. public companies (which involve greater risk than well-established publicly-traded companies), certain BDCs during certain periods of time may not generate such income. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and the BDC’s portfolio of investments. Securities of private companies may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. In addition, investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by a Fund, may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund’s returns. Credit downgrades may also result in requirements for a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

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Closed-End Investment Companies. Each Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. A Fund, together with any company or companies controlled by that Fund, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

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Exchange Traded Funds. A Fund may invest in shares of exchange traded funds (“ETFs”), which are investment companies, commodity pools or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or declines, in the case of leveraged inverse ETFs) of the underlying index or benchmark. In addition, some ETFs are non-registered investment companies that invest directly in securities, commodities or other assets (such as precious metals).

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs may use investment techniques and financial instruments such as derivative transactions and short selling techniques, and the use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques. In addition, while leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

ETF shares are redeemable only in large blocks (typically, 50,000 shares), called “creation units”, and are redeemed principally in-kind at each day’s next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A Fund’s purchase of ETFs results in the layering of expenses, such that the Fund would indirectly bear a proportionate share of any ETF’s operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Investments in an ETF involve certain risks generally associated with investments in a broadly based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an index-based ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain investments in the secondary market, discrepancies between the ETF and the index with respect to the weighting or number of investments held or other factors. In addition, an ETF may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based. ETFs that invest in other assets, such as commodities, are subject to the risks associated with directly investing in those assets. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value and, if an index-based ETF, the ETF may not track an index as well as a traditional index mutual fund because of the disparity between the ETF’s market value and the ETF’s NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, if the shares are de-listed from the exchange, or upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Because ETFs and pools that issue similar instruments bear various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF.

Exchange-Traded Notes. A Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN’s redemption amount or its redemption date, and may not be required to maintain the ETN’s listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Expenses of Other Investment Companies. A Fund’s investments in ETFs, mutual funds, closed-end funds and other underlying funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Master/Feeder Structure. Notwithstanding these limitations, each Fund reserves the right to convert to a “master/feeder” structure at a future date. If the Board approved the use of a master-feeder structure for a Fund, a Fund (the “feeder” fund) would invest all of its investable assets in an open-end management investment company (the “master” fund) with substantially the same investment objectives, policies and limitations as that Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that would be held by that Fund would be that Fund’s interest in the master fund. Under such a structure, one or more “feeder” funds, such as a Fund, invest all of their assets in a “master” fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, a Fund will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of a Fund.

MARKET RISK

Market risk is the risk that the value of the securities in the Funds’ portfolios may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Funds’ investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, war, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

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As shown with the novel coronavirus disease that emerged in 2020 (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Funds) could change drastically and rapidly and therefore adversely affect the Funds.

OPTIONS

Dealer (Over-the-Counter) Options. The Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Funds would look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction. Transaction costs regarding writing and purchasing options are normally higher than those applicable to purchases and sales of portfolio securities.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Funds will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Funds may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, since the Funds must maintain a secured position with respect to any call option on a security they write, the Funds may not sell the assets, that they have segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that a Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

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Options on Futures Contracts. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances (e.g., volume exceeds clearing capability) may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Purchasing Call Options. Each Fund may purchase American or European style call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

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Purchasing Put Options. Each Fund may purchase American or European style put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by a Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Option Combinations. Each Fund may purchase or write put or call options in combinations, including, without limitation, spreads, straddles and collars. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option, however, downside protection may be limited as compared to just owning a single option. Also, certain option combinations, such as straddles, may be subject to special U.S. federal income tax rules.

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Special Risks of Over the Counter Options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Writing Covered Call Options. A Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by that Fund. In writing covered call options, a Fund expects to generate additional premium income which should serve to enhance that Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

A call option is considered “covered” if a Fund (i) owns the security or currency subject to the option, or owns an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the “covered” option; or (ii) has established with its custodian for the term of the option an account consisting of cash, U.S. Government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which a Fund holds the option.

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The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which a Fund has written, expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency. The Funds do not consider a security or currency covered by a call to be “pledged” as that term is used in a Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability of that Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value (“NAV”) per share of a Fund is computed (the close of the New York Stock Exchange (“NYSE”)) or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions are typically effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that a Fund will be able to effect such closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

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A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Writing Covered Put Options. Each Fund may write American or European style covered put options and purchase options to close out options previously written by a Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A put option is considered “covered” if a Fund (i) maintains in a segregated account cash, U.S. Government securities or other liquid appropriate securities in an amount not less than the exercise price or (ii) owns an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for a Fund’s portfolio at a price lower than the current market price of the security or currency. In such event a Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to a Fund. In addition, a Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITS may also include operating or finance companies. REITs are subject to similar risks to those of direct investments in real estate and the real estate industry generally, including, without limitation, declines in the value of real estate, risks related to changes in general and local economic conditions, overbuilding and increased competition (including, without limitation, competition based on rental rates), increases in property taxes and operating expenses, variations in rental income, loss to casualty or condemnation, zoning law amendments, changes in interest rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. To the extent that a Fund includes the gross dividends from such REITs in its distributions to its shareholders, a portion of the Fund’s distributions may be deemed a return of capital. In addition, generally, REITs are subject to management fees and other expenses, and so any Fund invested in a REIT might bear its proportionate share of the costs of the REIT’s operations. REITs are also subject to additional risks associated with poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distributions of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

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REGULATORY MATTERS

Changing Fixed Income Market Conditions. Changes in domestic policy may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by a Fund, which could cause the value of the Fund’s investments and share price to decline and/or may increase shareholder redemptions from the Fund. Heavy redemptions could cause a Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance. To the extent that a Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Regulatory Limitations. The Funds will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, risk management purposes, or as otherwise permitted by the rules and regulations of the CFTC. The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether.

The Funds’ investments in regulated derivatives instruments, such as swaps, futures and options, may be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers (such as the Adviser) or the Adviser’s principals or affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Funds or not trade in certain markets on behalf of the Funds to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of any Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all of the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Funds. Such policies could affect the nature and extent of derivatives use by the Funds.

Regulation as a Commodity Pool Operator. The Adviser has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” with respect to the Active Allocation Fund, the Active Income Fund and the Risk Assist Fund pursuant to Rule 4.5 under the CEA, as amended, and the rules of the CFTC promulgated thereunder. Accordingly, the Adviser is not subject to registration or regulation as a commodity pool operator with respect to those Funds. Changes to the Fund’s investment strategies or investments may trigger additional CFTC regulation, in which case the Adviser or the Fund may incur additional expenses. In addition, recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Funds’ use of such instruments to the extent such instruments are used by the Funds.

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RESTRICTED SECURITIES AND RULE 144A

Restricted securities may be acquired in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally illiquid, and will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust.

Restricted securities acquired by a Fund will generally be eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES LENDING

In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which Horizon has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, Horizon will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with Horizon. Each loan of securities will be collateralized by cash, securities or letters of credit. A Fund might experience a loss if the borrower of a security defaults on the loan or its other obligations.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit, equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. A Fund might experience the risk of loss if the institution with which the Fund has engaged in a portfolio loan transaction breaches its agreement with the Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower, and as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the applicable Fund will have to cover the loss when repaying the collateral.

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The Funds participate in securities lending arrangements whereby a Fund lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Funds’ securities lending agent, and it oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by Horizon.

SHORT SALES

A Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. It is a transaction in which a Fund sells a security it does not own or has the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. In addition, short sales expose a Fund to the risk that the Fund will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.

A Fund may sell securities short to the full extent permitted under the 1940 Act. A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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SWAP AGREEMENTS

Each Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to a Fund than if a Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount”, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Swap transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Whether a Fund’s use of swap agreements enhance that Fund’s total return will depend on the Adviser’s ability to correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund’s repurchase agreement guidelines.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a futures commission merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into or close out swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Funds to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Funds’ abilities to effectively hedge their respective portfolios. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment techniques were not used.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants”, which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

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Credit Default Swaps. A credit default swap is a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is akin to a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer typically pays the insured the remaining interest on the debt, as well as the principal. A credit default swap agreement may reference one or more debt securities or obligations that may not then be currently held by the applicable Fund. If a credit event occurs under a swap referencing a corporate, sovereign or municipal reference obligation, the buyer typically receives the notional amount of the reference obligation subject to an obligation to physically deliver the notional amount of the reference obligation (or other permitted security) to the seller, which reference obligation (or other permitted security) may not be readily available to the buyer, in which case the buyer may forfeit its credit event payment. However, in many cases, the parties to the swap will agree to an industry-wide cash-settlement auction process. Following a credit event and the physical delivery or cash settlement thereof, a swap referencing a corporate, sovereign or municipal reference obligation will terminate. If a credit event occurs under a swap referencing an asset-backed security reference obligation, the buyer typically receives a payment calculated by reference to the principal write-downs and interest shortfalls under a notional amount of the reference obligation. In certain cases, the buyer may be required to make a payment calculated by reference to a write-up or recovery under a notional amount of the reference obligation, which may relate to a credit event that occurred prior to the time that the buyer entered into the swap. Swaps referencing asset-backed security reference obligations do not terminate following a credit event thereunder. If a Fund is a buyer and no credit event occurs, the Fund will have made payments under the swap and received nothing. If a Fund is a seller of protection under a credit default swap, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the applicable Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual Financial Statements, which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. A Fund’s Form N-CSR and Form N-PORT are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

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The Funds and/or Horizon may also, from time to time, make additional portfolio holdings information available to the public on the Fund’s website at www.horizonmutualfunds.com. Complete lists of each Fund’s holdings will typically be posted to the website approximately 30 days following the end of any calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Funds may also send a portion or all of this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Funds’ website, if earlier.

Other than to rating agencies and service providers, as described below, the Funds do not selectively disclose portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds’ portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and portfolio research providers.

●	U.S. Bank Global Fund Services, is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	U.S. Bank, NA. is the custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	[ ] serves as the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports.

●	Kilpatrick Townsend & Stockton LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports, SEC filings and materials prepared in connection with meetings of the Board of Trustees and otherwise in connection with such representation.

●	Stradley Ronon Stevens & Young, LLP is counsel to the those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”); therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings and materials prepared in connection with meetings of the Board of Trustees and otherwise in connection with such representation.

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●	ICE Data Services performs portfolio liquidity analysis for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

●	Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis, generally on a 30-day lag, in order to compile and analyze industry data.

The Funds’ Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall a Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect a Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds. The current Trustees and Officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the following table. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are identified in the table.

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Independent Trustees

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Audit Committee Chair, Indefinite Term of Office (since 2015)	Creator, author and founder of John Davidson’s Economic Comments, (2009-2018).	[31]	Trustee, AdvisorOne Funds (7 portfolios). (2012-2022)
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Investor, Consultant, Managing Partner (real estate/financial services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009- 2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	[31]	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director, (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets, (1998-2010), Bank of America Merrill Lynch.	[31]

Trustee, Barings Funds Trust (8 portfolios)

(2013-2021)

Trustee, Barings Global Short Duration High Yield Fund

(2011-current)

Trustee, Barings BDC, Inc.,

(2018-current)

Trustee, Barings Private Credit Corporation.

(2021-current)

Trustee, Barings Capital Investment Corporation

(2020-current)

Trustee, Barings Private Equity Opportunities & Commitments Fund

(2022-2023)

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

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Interested Trustees and Officers

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal ** Year of Birth: 1966	Interested Trustee Indefinite Term of Office (since 2021) and President; One Year Term of Office (since 2021)	CEO and President of Horizon Investments, LLC, (CEO November 2021 - present and President December 2020- present); Various Positions at Horizon Investments, (2017-2020).	[31]	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, (December 2014-present); Attorney, Kilpatrick Townsend & Stockton, (2008 - 2014).	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer, Chief Financial Officer; One Year Term of Office (since October 2018)	Chief Financial Officer of Horizon Investments, LLC, (November 2021- present); Head of Finance and Business Systems of Horizon Investments, LLC, (August 2016-present); Co-Founder, Catamaran Investment Partners, (2015-August 2016); Principal, Intersection Partners, (2011-2015).	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.
**	Mr. Drahzal is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Horizon.

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as Horizon, the Distributor, the Custodian and Fund Services (the transfer agent and administrator), each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of Horizon as officers of the Trust, with responsibility to monitor and report to the Board regarding certain of the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular quarterly Board Meetings, which are typically held quarterly, in person, and involve the Board’s review of recent operations.

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Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Trust’s Board includes three Independent Trustees and one Interested Trustee. Mr. Okel, an Independent Trustee, serves as Chair of the Board. The Board has determined that this is an appropriate structure for the Trust because, among other things, the Board’s small size and the small number of Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.

The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

The Board reviews annually the structure and operation of the Board and its Committees. The Board has determined that the composition of the Board and the function and composition of its various Committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

Through the Board’s direct oversight role and the officers and service providers of the Funds, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; meets with representatives of various service providers, including Horizon and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Board holds four regular meetings each year to consider and address matters involving the Trust and Funds. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, Horizon or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Board’s function and the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

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In addition to the information provided in the prior chart, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.

John Drahzal. Mr. Drahzal has been the President of Horizon since December 2020 and the CEO of Horizon and President of the Trust since November 2021. Previously, Mr. Drahzal served as head of distribution for Prudential Investments, and President of Reich & Tang, an investment affiliate of Natixis Global Asset Management. Mr. Drahzal began his career at Victory Asset Management where he helped launch their mutual fund business, The Victory Funds.

John W. Davidson. Mr. Davidson served as the lead independent trustees for AdvisorOne Funds from 2012-2022. He has received the CFA designation and has over 35 years of industry experience, including positions with investment management responsibility for separate institutional accounts, mutual funds, trusts, and insurance assets. Mr. Davidson was most recently the President of PartnerRe Asset Management Corporation.

Todd W. Gaylord. Mr. Gaylord has received CPA (inactive) and CFA designations, and worked in various capacities on trading floors for Bank of America and Wachovia Securities from 1999-2008 trading corporate bonds, syndicated loans, and credit default swaps. In recent years he has been active in real estate and private equity investing, as well as financial consulting.

Thomas W. Okel. Mr. Okel was most recently the Executive Director of Catawba Lands Conservancy, which is a nonprofit land trust that works with willing landowners to save land in North Carolina’s Southern Piedmont to preserve a healthy, natural environment for future generations. He is also a trustee of Barings Global Short Duration High Yield Fund, Barings BDC, Inc., Barings Capital Investment Corporation, and Barings Private Credit Corporation, and was formerly a Trustee of the Barings Funds Trust and the Barings Private Equity Opportunities & Commitments Fund. Tom previously served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch and managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees

The Board has established the following standing committees:

Audit Committee. The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times during the last fiscal year.

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Nominating Committee. The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the last fiscal year.

Proxy Voting Committee. The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Funds, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary. The Proxy Voting Committee did not meet during the last fiscal year.

Compensation of Trustees

Effective January 1, 2026, the Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $140,000 for each fiscal year plus $10,000 for attendance at each quarterly board meeting. Prior to January 1, 2026, the Trust paid each Trustee of the Trust who is not an interested person an annual retainer of $110,000 for each fiscal year plus $10,000 for attendance at each quarterly board meeting. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. No other compensation or retirement benefits are received by any Trustee from the Funds.

The table below reflects the amount of compensation received by each Trustee during the fiscal year ended November 30, 2025:

Name of Trustee	Aggregate Compensation from Funds	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
John Drahzal (Interested Trustee)	$0	$0	$0	$0
John W. Davidson	$150,000	$0	$0	$150,000
Todd W. Gaylord	$150,000	$0	$0	$150,000
Thomas W. Okel	$150,000	$0	$0	$150,000

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

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Trustee Ownership of Fund Shares and Other Interests

The following table shows, for each Trustee, the aggregate dollar range of equity securities in all of the Funds in the Trust owned by the Trustees as of December 31, 2025, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Fund	John Drahzal Interested Trustee	John W. Davidson Independent Trustee	Todd W. Gaylord Independent Trustee	Thomas W. Okel Independent Trustee
Expedition Plus Fund	A	A	A	A
Landmark Fund	E	A	A	C
Dividend Income Fund	A	A	A	A
Core Equity Fund	A	A	A	A
Managed Risk Fund	A	A	A	A
Core Bond Fund	A	A	A	A
Flexible Income Fund	A	A	A	A
NASDAQ-100 Defined Risk Fund	A	B	A	A
Digital Frontier Fund	A	A	C	A
Small/Mid Cap Core Equity Fund	A	A	A	A
International Equity Fund	A	A	A	A
International Managed Risk Fund	A	A	A	A
Active Asset Allocation Fund	E	C	E	E
Active Risk Assist Fund	E	C	A	C
Active Income Fund	A	A	A	A
Equity Premium Income Fund	A	A	A	A
Defined Risk Fund	A	E	A	A
Multi-Factor U.S. Equity Fund	E	A	A	A
Defensive Core Fund	A	A	A	A
Tactical Income Fund	A	A	A	A
Multi-Factor Small/Mid Cap Fund	E	A	A	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	E	E	E	E

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Ownership of Fund Affiliates

Neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in Horizon, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in Horizon, the Trust’s principal underwriter or any of its affiliates.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], 2026, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Funds.

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than the vote of other shareholders.

As of [ ], 2026, the following shareholders owned more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund:

[TO BE UPDATED BY AMENDMENT]

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser

Horizon Investments, LLC, a South Carolina limited liability company, serves as investment adviser to each of the Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Fund, Horizon is responsible for formulating each Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Funds’ operations. Horizon is controlled by ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Management, LLC, a private investment firm. As of June 30, 2026 Horizon managed approximately $[ ] billion in client assets.

In addition to the duties set forth in the Prospectus under the section entitled “Management”, Horizon, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) develop a continuing program for the management of the assets of the Funds; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders, negotiate commissions for the execution of transactions in securities and establish relationships with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

Subject to policies established by the Board, which has overall responsibility for the business and affairs of the Funds, Horizon manages the operations of the Funds. In addition to providing advisory services, Horizon furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

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Investment Advisory Agreements

Each Investment Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund. Each Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by Horizon, or by holders of a majority of that Fund’s outstanding shares. Each Advisory Agreement shall terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

For the advisory services provided and expenses assumed by it, Horizon has agreed to a fee computed daily and payable monthly as follows:

Allocation Fund	At an annual rate of 0.99% of the Fund’s average daily net assets.
Risk Assist Fund	At an annual rate of 0.99% of the Fund’s average daily net assets.
Income Fund	At an annual rate of 0.77% of the Fund’s average daily net assets.
Equity Premium Income Fund	At an annual rate of 0.75% of the Fund’s average daily net assets.
Defined Risk Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
Multi-Factor U.S. Equity Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
Defensive Core Fund	At an annual rate of 0.68% of the Fund’s average daily net assets.
Tactical Income Fund	At an annual rate of 0.60% of the Fund’s average daily net assets.
Multi-Factor Small/Mid Cap Fund	At an annual rate of 0.80% of the Fund’s average daily net assets.
Select Equity Fund	At an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion, and 0.70% of the Fund’s average daily net assets of $1 billion and above.
Global Infrastructure Fund	At an annual rate of 0.85% of the Fund’s average daily net assets.

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The following table shows the amount of advisory fees paid by the Funds to Horizon, the amount of the advisory fees waived/reimbursed by Horizon and the amount of expenses recouped by Horizon for the fiscal periods ended November 30:

	Gross Advisory Fee	Net Fee Waived or Expenses Reimbursed by Horizon	Net Expenses Recouped by Horizon	Net Advisory Fee Paid by Fund
Active Asset Allocation Fund
November 30, 2025	$7,680,639	$0	$0	$7,680,639
November 30, 2024	$10,141,573	$0	$0	$10,141,573
November 30, 2023	$8,423,752	$0	$0	$8,423,752
Active Risk Assist Fund
November 30, 2025	$13,302,030	$0	$0	$13,302,030
November 30, 2024	$12,859,784	$0	$0	$12,859,784
November 30, 2023	$12,168,531	$0	$0	$12,168,531
Active Income Fund
November 30, 2025	$1,968,181	$0	$0	$1,968,181
November 30, 2024	$1,760,181	$0	$0	$1,760,181
November 30, 2023	$2,733,866	$0	$0	$2,733,866
Equity Premium Income Fund
November 30, 2025	$965,068	$485	$2,973	$967,556
November 30, 2024	$809,081	$6,195	$3,828	$806,714
November 30, 2023	$734,253	$0	$1,013	$735,266
Defined Risk Fund
November 30, 2025	$6,236,832	$0	$140,601	$6,377,433
November 30, 2024	$4,795,560	$24,916	$85,517	$4,856,161
November 30, 2023	$3,570,192	$58,577	$52,186	$3,563,801
Multi-Factor U.S. Equity Fund
November 30, 2025	$5,076,397	$0	$0	$5,076,397
November 30, 2024	$3,229,429	$0	$165,341	$3,394,770
November 30, 2023	$1,602,112	$5,306	$55,515	$1,652,321
Defensive Core Fund
November 30, 2025	$3,194,366	$0	$0	$3,194,366
November 30, 2024	$2,325,353	$420	$100,453	$2,425,386
November 30, 2023	$1,433,035	$19,996	$37,498	$1,450,537
Tactical Income Fund
November 30, 2025	$1,173,307	$0	$0	$1,173,307
November 30, 2024	$1,256,288	$0	$0	$1,256,288
Period Ended November 30, 2023	$464,010	$37,963	$37,963	$464,010
Multi-Factor Small/Mid Cap Fund
November 30, 2025	$3,522,703	$18,292	$93,985	$3,598,396
November 30, 2024	$466,475	$119,416	$0	$347,059
Period Ended November 30, 2023	$42,178	$120,585	$0	$0
Select Equity Fund
November 30, 2025*	$366,621	$0	$0	$366,621
September 30, 2025^	$2,616,115	$25,060	$0	$2,591,055
September 30, 2024^	$2,831,147	$0	$0	$2,831,147
September 30, 2023^	$2,730,318	$0	$0	$2,730,318
Global Infrastructure Fund
November 30, 2025*	$118,878	$13,017	$0	$105,861
September 30, 2025^	$404,912	$80,222	$0	$324,690
September 30, 2024^	$161,690	$0	$0	$161,690
September 30, 2023^	$205,392	$0	$0	$205,392

*	Select Equity Fund and Global Infrastructure Fund changed their fiscal year end to November 30 following the reorganization of each Fund’s predecessor fund, each a former series of Centre Funds, into to a corresponding series of Horizon Funds.
^	Amounts paid prior to April 17, 2025 represent payments by the Predecessor Funds to the Predecessor Funds’ investment adviser.

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Expense Limitation Agreements

Horizon has agreed to waive its advisory fee and reimburse expenses to limit total operating expenses for each Fund at least until March 31, 2027, so that the direct expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) of each Fund do not exceed the amounts listed below:

	Advisor Class	Institutional Class	Investor Class
Active Asset Allocation Fund	1.17%	1.17%	1.17%
Active Risk Assist Fund	1.17%	1.17%	1.17%
Active Income Fund	0.99%	0.99%	0.99%
Equity Premium Income Fund	0.99%	0.99%	0.99%
Defined Risk Fund	0.94%	0.94%	0.94%
Multi-Factor U.S. Equity Fund	0.99%	0.99%	0.99%
Defensive Core Fund	0.87%	0.87%	0.87%
Tactical Income Fund	0.80%	0.80%	0.80%
Multi-Factor Small/Mid Cap Fund	0.99%	0.99%	0.99%
Select Equity Fund	0.95%	0.95%	0.95%
Global Infrastructure Fund	1.05%	1.05%	1.05%

Any fees waived or expenses reimbursed are subject to possible recoupment by Horizon within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

The following table contains the amounts of fee waivers and expense reimbursements subject to recapture by Horizon through November 30 of the year indicated.

	Year of Expiration
Fund	2026	2027	2028	Total
Active Asset Allocation Fund	$—	$—	$—	$—
Active Risk Assist Fund	$—	$—	$—	$—
Active Income Fund	$—	$—	$—	$—
Equity Premium Income Fund	$—	$80	$18	$98
Defined Risk Fund	$1,183	$613	$—	$1,796
Multi-Factor U.S. Equity Fund	$—	$—	$—	$—
Defensive Core Fund	$—	$—	$—	$—
Tactical Income Fund	$—	$—	$—	$—
Multi-Factor Small/Mid Cap Fund	$26,600	$119,416	$18,291	$164,307
Select Equity Fund	$—	$—	$—	$—
Global Infrastructure Fund	$—	$—	$64,579	$64,579

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If Horizon waives any fee or reimburses any expense pursuant to a waiver agreement, and a Fund’s operating expenses are subsequently less than its respective limit described in the waiver agreement, Horizon shall be entitled to reimbursement by that Fund. If the Funds’ operating expenses subsequently exceed the figures in the above table, the reimbursements shall be suspended. Horizon may seek reimbursement only for expenses waived or paid by it during the 36 months prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). No amounts will be paid to Horizon in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders.

The following table shows the amount of reimbursements paid by the Funds to Horizon for the fiscal periods ended November 30:

Amount of Fund Expenses Reimbursed by the Fund to Horizon
Active Asset Allocation Fund
November 30, 2025	$0
November 30, 2024	$0
November 30, 2023	$0
Active Risk Assist Fund
November 30, 2025	$0
November 30, 2024	$0
November 30, 2023	$0
Active Income Fund
November 30, 2025	$0
November 30, 2024	$0
November 30, 2023	$0
Equity Premium Income Fund
November 30, 2025	$485
November 30, 2024	$3,828
November 30, 2023	$1,013
Defined Risk Fund
November 30, 2025	$0
November 30, 2024	$85,517
November 30, 2023	$52,186
Multi-Factor U.S. Equity Fund
November 30, 2025	$0
November 30, 2024	$165,341
November 30, 2023	$55,515
Defensive Core Fund
November 30, 2025	$0
November 30, 2024	$100,453
November 30, 2023	$37,498
Tactical Income Fund
November 30, 2025	$0
November 30, 2024	$0
November 30, 2023	$37,963
Multi-Factor Small/Mid Cap Fund
November 30, 2025	$18,292
November 30, 2024	$0
November 30, 2023	$0
Select Equity Fund
November 30, 2025*	$0
September 30, 2025	$25,060
Global Infrastructure Fund
November 30, 2025*	$13,017
September 30, 2025	$80,222

*	Select Equity Fund and Global Infrastructure Fund changed their fiscal year end to November 30.

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ADMINISTRATOR

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as each Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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For these services, the Funds paid the following in administrative fees for the fiscal periods ended November 30:

Fiscal Period Ended	Administrative Fees Paid
Active Asset Allocation Fund
November 30, 2025	$268,063
November 30, 2024	$420,327
November 30, 2023	$368,378
Active Risk Assist Fund
November 30, 2025	$437,364
November 30, 2024	$523,518
November 30, 2023	$547,759
Active Income Fund
November 30, 2025	$109,266
November 30, 2024	$110,399
November 30, 2023	$177,145
Equity Premium Income Fund
November 30, 2025	$89,829
November 30, 2024	$75,623
November 30, 2023	$67,104
Defined Risk Fund
November 30, 2025	$291,743
November 30, 2024	$271,213
November 30, 2023	$227,793
Multi-Factor U.S. Equity Fund
November 30, 2025	$240,208
November 30, 2024	$177,642
November 30, 2023	$106,753
Defensive Core Fund
November 30, 2025	$194,997
November 30, 2024	$156,960
November 30, 2023	$120,228
Tactical Income Fund
November 30, 2025	$85,451
November 30, 2024	$119,840
Period Ended November 30, 2023	$48,839
Multi-Factor Small/Mid Cap Fund
November 30, 2025	$181,674
November 30, 2024	$65,969
Period Ended November 30, 2023	$38,878
Select Equity Fund
November 30, 2025*	$18,085
September 30, 2025	$206,504
Global Infrastructure Fund
November 30, 2025*	$10,581
September 30, 2025	$53,973

*	Select Equity Fund and Global Infrastructure Fund changed their fiscal year end to November 30 following the reorganization of each Fund’s predecessor fund, each a former series of Centre Funds, into to a corresponding series of Horizon Funds.
^	Amounts paid by the Predecessor Funds to the Predecessor Funds’ administrator.

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During the fiscal periods ended September 30, 2023, and September 30, 2024 the Select Equity Predecessor Fund and Global Infrastructure Predecessor Fund, together, paid administration fees of $306,894 and 313,105 respectively, to ALPS Fund Services, Inc., the Predecessor Funds’ administrator.

CUSTODIAN

U.S. Bank, NA, (the “Custodian”) serves as the Custodian of the Trust’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust. The Custodian’s responsibilities include safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust’s investments. Pursuant to the Custody Agreement, the Custodian also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. The Custodian is located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. Fund Services and the Custodian are affiliates.

TRANSFER AGENT SERVICES

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds’ transfer agent and dividend disbursing agent.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the distributor in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, Horizon compensates the Distributor for services that the Distributor provides to the Fund.

SECURITIES LENDING AGENT

The Board of Trustees has approved the Funds’ participation in a securities lending program. Under the securities lending program, U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A. For its services as securities lending agent, the Funds pay to U.S. Bank, N.A. a share of the revenue generated from the Funds’ securities lending program. Additionally, an affiliate and wholly-owned subsidiary of U.S. Bank, N.A. receives compensation from the Funds for managing the pooled investment vehicle into which cash collateral from the Funds’ securities lending program is invested. The net income to which the Funds are entitled pursuant to the securities lending program may be used to offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from Fund portfolios. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

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The table below sets forth, for a Fund’s most recently completed fiscal year, the Fund’s gross Income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities, and the amount of expenses offset from net income derived from securities lending activities.

	Asset Allocation Fund	Active Risk Asset Fund	Active Income Fund	Equity Premium Income Fund	Defined Risk Fund	Multi-Factor U.S. Equity Fund	Tactical Income Fund	Multi-Factor Small/Mid Cap Fund
Gross income from securities lending activities:	$3,249,874	$3,132,420	$1,866,335	$411	$20,752	$1,266	$1,646,564	$8,650
Fees paid to securities lending agent from a revenue split:	$58,890	$37,513	$45,265	$5	$346	$20	$31,689	$117
Fees paid for any cash collateral management service that are not included in the revenue split:	$104,245	$100,432	$59,557	$14	$681	$40	$52,801	$278
Administrative fees not included in revenue split:	$0	$0	$0	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0	$0	$0	$0	$0	$0
Rebates (paid to borrower):	$2,852,180	$2,844,426	$1,580,455	$369	$18,343	$1,125	$1,435,319	$7,789
Other fees not included in revenue split (specify):	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$3,015,115	$2,982,371	$1,685,277	$388	$19,370	$1,185	$1,519,809	$8,184
Net income from securities lending activities:	$234,759	$150,049	$181,058	$23	$1,382	$81	$126,755	$466

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CODES OF ETHICS

The Trust, Horizon and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions. The codes of ethics require access persons (other than independent Trustees) to pre-clear most transactions and to report transactions and security holdings to the Funds’ chief compliance officer. In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting and disclosure policy that delegates to Horizon the authority to vote proxies for the Funds, subject to oversight of the Board. The Trust’s proxy voting policy appears in Appendix A and Horizon’s proxy voting policy appears in Appendix B.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Each Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-855-754-7932. This information is also available on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

Other Accounts

The following table identifies, for each portfolio manager of a Fund, the number of other accounts managed (excluding all Funds in the Trust) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Information in the table is shown as of November 30, 2025. Asset amounts are approximate and have been rounded. None of the portfolio managers manage accounts with performance-based fees.

Number of Other Accounts Managed and Assets by Account Type
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Ladner	$0.14 billion # of accounts: 3	$0 # of accounts: 0	$3.7 billion # of accounts: 41,400
Mike Dickson, Ph. D.	$0.14 billion # of accounts: 3	$0 # of accounts: 0	$3.7 billion # of accounts: 41,400
Zach Hill	$0 # of accounts: 0	$0 # of accounts: 0	$3.7 billion # of accounts: 41,400
Clark Allen	$0 # of accounts: 0	$0 # of accounts: 0	$0 # of accounts: 0
James Abate	$0 # of accounts: 0	$0.3 billion # of accounts: 0	$0 # of accounts: 0

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Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Horizon may receive fees from certain accounts that are higher than the fee it receives from a Fund. In those instances, the portfolio manager may have an incentive to favor the higher fee accounts over a Fund. Horizon has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Horizon are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Horizon and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

The compensation of Horizon’s portfolio managers includes an annual fixed salary, which is based on various market factors and the skill and experience of the individual, and a discretionary bonus, provided however, that Mr. Abate has a guaranteed bonus for a period of three years from the date of the Reorganization. For other portfolio managers, the discretionary bonus takes into account several factors including Horizon’s profitability (net income and ability to pay a bonus), the value and number of accounts/portfolios overseen by the portfolio manager, the general performance of client accounts relative to market conditions and the performance of a Fund based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of a Fund’s relevant benchmarks and competitors for the preceding one year period, or shorter if a Fund has not operated for these periods. The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy.

Ownership of Fund Shares

Each portfolio manager that has decision making authority over a Fund’s management beneficially owned shares of each Fund as of November 30, 2025 as summarized in the following table using the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

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Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund
Active Asset Allocation Fund
Mike Dickson, Ph.D.	E
Scott Ladner	G
Zach Hill	E
Active Risk Assist Fund
Scott Ladner	F
Mike Dickson, Ph.D.	D
Zach Hill	C
Active Income Fund
Mike Dickson, Ph.D.	A
Scott Ladner	B
Zach Hill	A
Equity Premium Income Fund
Scott Ladner	E
Mike Dickson, Ph.D.	D
Zach Hill	B
Defined Risk Fund
Scott Ladner	E
Mike Dickson, Ph.D.	A
Zach Hill	E
Defensive Core Fund
Scott Ladner	E
Mike Dickson, Ph.D.	A
Clark Allen	A
Multi-Factor U.S. Equity Fund
Scott Ladner	E
Mike Dickson, Ph.D.	E
Zach Hill	C
Tactical Income Fund
Scott Ladner	D
Mike Dickson, Ph.D.	A
Zach Hill	C
Multi-Factor Small/Mid Cap Fund
Scott Ladner	E
Mike Dickson, Ph.D.	E
Zach Hill	C
Select Equity Fund
James Abate	G
Global Infrastructure Fund
James Abate	G

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage. In purchasing and selling the Funds’ portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Funds’ portfolio transactions, consideration is given to a number of factors, including, without limitation: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; the broker-dealers’ expertise in particular markets; the brokerage and research services they provide to the Adviser or the Fund; and other factors that may be specific to any particular transaction. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by a Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of a Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The price a Fund pays to underwriters of newly-issued securities usually includes a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

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When one or more brokers is believed capable of providing the best combination of price and execution, a Fund’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to a Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services. Portfolio securities will not be purchased from or sold to the Adviser or the Distributor, or any affiliated person or any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The table below shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Adviser or distributor or an affiliate thereof. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

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Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund or the Fund’s Adviser or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund or the Fund’s Adviser or Distributor	Percent of Transactions Executed by an Affiliate of the Fund or the Fund’s Adviser or Distributor
Active Asset Allocation Fund(1)
Year Ended November 30, 2025	$367,230	$0	0%	0%
Year Ended November 30, 2024	$899,610	$0	0%	0%
Year Ended November 30, 2023	$834,425	$0	0%	0%
Active Risk Assist Fund(2)
Year Ended November 30, 2025	$3,555,123	$0	0%	0%
Year Ended November 30, 2024	$2,456,073	$0	0%	0%
Year Ended November 30, 2023	$1,822,911	$0	0%	0%
Active Income Fund
Year Ended November 30, 2025	$115,552	$0	0%	0%
Year Ended November 30, 2024	$137,469	$0	0%	0%
Year Ended November 30, 2023	$262,186	$0	0%	0%
Equity Premium Income Fund
Year Ended November 30, 2025	$22,113	$0	0%	0%
Year Ended November 30, 2024	$26,656	$0	0%	0%
Year Ended November 30, 2023	$22,958	$0	0%	0%
Defined Risk Fund(3)
Year Ended November 30, 2025	$63,779	$0	0%	0%
Year Ended November 30, 2024	$41,673	$0	0%	0%
Year Ended November 30, 2023	$41,195	$0	0%	0%
Multi-Factor U.S. Equity Fund
Year Ended November 30, 2025	$158,353	$0	0%	0%
Year Ended November 30, 2024	$146,974	$0	0%	0%
Year Ended November 30, 2023	$70,789	$0	0%	0%

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Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund or the Fund’s Adviser or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund or the Fund’s Adviser or Distributor	Percent of Transactions Executed by an Affiliate of the Fund or the Fund’s Adviser or Distributor
Defensive Core Fund(4)
Year Ended November 30, 2025	$87,791	$0	0%	0%
Year Ended November 30, 2024	$11,744	$0	0%	0%
Year Ended November 30, 2023	$16,838	$0	0%	0%
Tactical Income Fund
Year Ended November 30, 2025	$187,566	$0	0%	0%
Year Ended November 30, 2024	$197,859	$0	0%	0%
Period Ended November 30, 2023	$52,424	$0	0%	0%
Multi-Factor Small/Mid Cap Fund(5)
Year Ended November 30, 2025	$265,481	$0	0%	0%
Year Ended November 30, 2024	$39,566	$0	0%	0%
Period Ended November 30, 2023	$3,933	$0	0%	0%
Select Equity Fund
November 30, 2025*	$69,387	$0	$0	$0
September 30, 2025	$372,315	$0	$0	$0
September 30, 2024^	$196,835	$0	$0	$0
September 30, 2023^	$246,432	$0	$0	$0
Global Infrastructure Fund
November 30, 2025*	$13,032	$0	$0	$0
September 30, 2025	$40,218	$0	$0	$0
September 30, 2024^	$6,395	$0	$0	$0
September 30, 2023^	$11,103	$0	$0	$0

*	Select Equity Fund and Global Infrastructure Fund changed their fiscal year end to November 30.
^	Amounts paid by the Predecessor Funds.
(1)	The decrease in brokerage commissions paid between the fiscal years ended November 30, 2024 and November 30, 2025 for the Active Asset Allocation Fund can be attributed primarily to a decrease in trading activity.
(2)	The increase in brokerage commissions paid between the fiscal years ended November 30, 2024 and November 30, 2025 for the Active Risk Assist Fund can be attributed primarily to a increase in trading activity.
(3)	The increase in brokerage commissions paid between the fiscal years ended November 30, 2024 and November 30, 2025 for the Defined Risk Fund can be attributed primarily to growth in fund assets.
(4)	The increase in brokerage commissions paid between the fiscal years ended November 30, 2024 and November 30, 2025 for the Defensive Core Fund can be attributed primarily to increases in additional trading activity as a result of Risk Assist.
(5)	The increase in brokerage commissions paid between the fiscal years ended November 30, 2024 and November 30, 2025 for the Multi-Factor Small/Mid Cap Fund can be attributed primarily to increases in rebalance activity.

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Allocation of Brokerage in Connection with Research Services

During the most recent fiscal year ended November 30, 2025, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed certain brokerage transactions and the following Funds paid commissions in connection with research services received in the amounts as follows:

Fund	Commissions	Value of Transactions
Active Asset Allocation Fund	$149,507	$593,546,726
Active Risk Assist Fund	$289,469	$1,057,609,958
Active Income Fund	$89,988	$229,840,255
Equity Premium Income Fund	$0	$0
Defined Risk Fund	$12,051	$89,141,819
Multi-Factor U.S. Equity Fund	$112,569	$906,751,034
Defensive Core Fund	$52,064	$445,314,955
Tactical Income Fund	$95,260	$289,161,076
Multi-Factor Small/Mid Cap Fund	$112,711	$385,546,598
Select Equity Fund*	$69,387.12	$181,100,346.88
Global Infrastructure Fund*	$13,036.73	$16,545,815.75

*	Information is presented for the period from September 30, 2025, the Select Equity Fund and Global Infrastructure Fund’s prior fiscal year-end, to November 30, 2025, the Funds’ new fiscal year-end.

As of the fiscal year ended November 30, 2025, the following Fund owned the following securities of their “regular brokers or dealers” or their parents:

Fund	Security of “Regular Broker/ Dealer” of the Portfolio	Value of Fund’s Aggregate Holdings of Securities of 11/30/25
Multi-Factor U.S. Equity Fund	Goldman Sachs Group, Inc.	$5,422,952

Aggregated Trades

While investment decisions for each Fund are made independently from those for any other investment companies and accounts advised or managed by the Adviser, such other advisory clients may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Adviser in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the participating Fund(s) and other participating investment companies or accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover

The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund’s Shareholders. For the fiscal years ended November 30, 2025 and November 30, 2024, the Funds had the following portfolio turnover rates (the Select Equity Fund and Global Infrastructure Fund changed their fiscal years to November 30 after the September 30, 2025 fiscal year, so information for these funds for the fiscal year end September 30, 2025 is also provided):

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	Portfolio Turnover Rates
Fund	November 30, 2025*	September 30, 2025	November 30, 2024	September 30, 2024
Active Asset Allocation Fund(1)	90%	N/A	198%	N/A
Active Risk Assist Fund(2)	172%	N/A	66%	N/A
Active Income Fund	93%	N/A	90%	N/A
Equity Premium Income Fund	10%	N/A	23%	N/A
Defined Risk Fund	13%	N/A	8%	N/A
Multi-Factor U.S. Equity Fund	134%	N/A	164%	N/A
Defensive Core Fund(3)	216%	N/A	9%	N/A
Tactical Income Fund	421%	N/A	316%	N/A
Multi-Factor Small/Mid Cap Fund (4)	146%	N/A	107%	N/A
Select Equity Fund*	29%	162%	N/A	81%
Global Infrastructure Fund*	8%	16%	N/A	10%

*	Select Equity Fund and Global Infrastructure Fund changed their fiscal year end to November 30.
(1)	The decrease in turnover rate for the Active Asset Allocation Fund is due to stable broad-based market leadership throughout the year resulting in lower need for larger top down macro adjustments.
(2)	The increase in turnover rate for the Active Risk Assist Fund is due to higher Risk Assist activity due to the mid-year market volatility.
(3)	The increase in turnover rate for the Defensive Core Fund is due to higher Risk Assist activity due to the mid-year market volatility.
(4)	The increase in turnover rate for the Multi-Factor Small/Mid Cap Fund is due to additional rebalance activity due to the higher market volatility and greater bottom-up dispersion.

REDEMPTION OF SECURITIES BEING OFFERED

Each Fund intends to pay all redemptions of its shares in cash. However, a Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Each Fund, as a separate series of the Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which a Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind under normal circumstances.

The right to redeem shares or to receive payment with respect to any redemption of shares of a Fund may only be suspended (1) for any period during which trading on the NYSE is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of a Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

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A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

DISTRIBUTION PLANS

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan” and collectively, the “12b-1 Plans”). See the section entitled “How to Purchase Shares – 12b-1 Plans” in the Prospectus. As required by Rule 12b-1, the 12b-1 Plans were approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plans. The 12b-1 Plans require that the Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the 12b-1 Plans and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing the operation of the 12b-1 Plans and in connection with their annual consideration of the renewal of the 12b-1 Plans.

Potential benefits of the 12b-1 Plans to the Funds include savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the 12b-1 Plans must be approved by the Board annually.

Under the 12b-1 Plans, each Fund may annually expend up to 0.25% of its average daily net assets allocable to Advisor Class shares, and the Equity Premium Income Fund, the Defined Risk Fund, the Multi-Factor U.S. Equity Fund, the Defensive Core Fund, the Tactical Income Fund, the Multi-Factor Small/Mid Cap Fund, the Select Equity Fund, and the Global Infrastructure Fund, may annually expend up to 0.10% of their average daily net assets allocable to Investor Class shares. Expenditures under the 12b-1 Plans may be used to pay for shareholder servicing or any activity primarily intended to result in the sale of those shares, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% per annum of the Fund’s Advisor Class of Shares’ average daily net assets and 0.10% per annum of the applicable Fund’s Investor Class Shares’ average daily net assets. Such expenditures may include, without limitation: (i) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (iii) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (iv) training sales personnel regarding the Funds; and (v) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Funds do not participate in any joint distribution activities with other investment companies. The Funds typically use 12b-1 fees to pay for shareholder services, custodial/clearing expenses, and other similar expenses incurred and invoiced to the Funds for payment within 12 months of the applicable service date. The Funds do not use 12b-1 fees to pay sales charges absent special arrangements.

The amount of distribution and service fees incurred by the Advisor Class shares of the Funds and by the Investor Class shares of the Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, the Multi-Factor Small/Mid Cap Fund, the Select Equity Fund, and the Global Infrastructure Fund during the fiscal year/period ended November 30, 2025 were as follows:

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Fund	Advertising/ Marketing	Printing/ Postage	Payment to distributor	Payment to dealers	Compensation to sales personnel	Other	Total
Advisor Class
Active Asset Allocation Fund	$0	$0	$0	$2,274	$0	$0	$2,274
Active Risk Assist Fund	$0	$0	$0	$2,692	$0	$0	$2,692
Active Income Fund	$0	$0	$0	$667	$0	$0	$667
Equity Premium Income Fund	$0	$0	$0	$5,311	$0	$0	$5,311
Defined Risk Fund	$0	$0	$0	$35,885	$0	$0	$35,885
Multi-Factor U.S. Equity Fund	$0	$0	$0	$22,766	$0	$0	$22,766
Defensive Core Fund	$0	$0	$0	$126,754	$0	$0	$126,754
Tactical Income Fund	$0	$0	$0	$20,477	$0	$0	$20,477
Multi-Factor Small/Mid Cap Fund	$0	$0	$0	$7,642	$0	$0	$7,642
Select Equity Fund*	$0	$0	$0	$69,767	$0	$0	$69,767
Global Infrastructure Fund*	$0	$0	$0	$11,562	$0	$0	$11,562
Investor Class
Equity Premium Income Fund	$0	$0	$0	$126,552	$0	$0	$126,552
Defined Risk Fund	$0	$0	$0	$765,250	$0	$0	$765,250
Multi-Factor U.S. Equity Fund	$0	$0	$0	$625,443	$0	$0	$625,443
Defensive Core Fund	$0	$0	$0	$419,058	$0	$0	$419,058
Tactical Income Fund	$0	$0	$0	$187,360	$0	$0	$187,360
Multi-Factor Small/Mid Cap Fund	$0	$0	$0	$437,281	$0	$0	$437,281
Select Equity Fund*	$0	$0	$0	$20,976	$0	$0	$20,976
Global Infrastructure Fund*	$0	$0	$0	$9,361	$0	$0	$9,361

*	For the fiscal period of October 1, 2025 to November 30, 2025.

SHAREHOLDER SERVICES

Shareholder Servicing Agreement. The Active Asset Allocation Fund, Active Risk Assist Fund and Active Income Fund have each adopted a Shareholder Services Plan (the “Servicing Plan”). The Servicing Plan allows each Fund to use part of its assets for shareholder servicing expenses. Payments under the Plan may vary and are determined by each Fund in its sole discretion, in amounts up to 0.10% of a Fund’s average daily net assets for Investor Class shares on an annualized basis. Payments under the Servicing Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting a Fund in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders. However, payments under the Plan are an operating expense of the Funds that is subject to the expense limitation provided by Horizon. During the fiscal year ended November 30, 2025 the Investor Class shares of the Funds paid the following, with respect to shareholder servicing fees:

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Fund Investor Class Shares	Shareholder Servicing Fees Paid
Active Asset Allocation Fund	$736,319
Active Risk Assist Fund	$1,333,797
Active Income Fund	$252,908

Systematic Withdrawal Program. A shareholder owning or purchasing shares of the Funds having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds’ transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program should be invested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represent the proceeds from redemptions of Fund shares, and the value of the shareholder’s investment in the Funds will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder’s shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For U.S. federal income tax purposes, depending upon the shareholder’s cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See “Distributions” and “Material U.S. Federal Income Tax Considerations” in the Funds’ Prospectus and “Material U.S. Federal Income Tax Considerations” in this SAI.

The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds’ Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of a Fund. The investor’s bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Funds’ transfer agent.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund will be determined for each class of shares. The NAV per share of a given class of shares of a Fund is determined by calculating the total value of that Fund’s assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act and dividing the result by the number of shares of such class outstanding. The NAV of shares of each class of a Fund is normally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

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Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of a Fund, the NAV of the classes of a Fund may vary.

In determining a Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by Horizon and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where Horizon deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in certain foreign markets on certain Saturdays or other days that are not business days in New York, and on which a Fund’s NAV is not calculated. The Funds calculate NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when a Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA PATRIOT Act requires financial institutions, including each Fund, to adopt certain policies and programs to prevent money laundering activities or the financing of terrorist activities, including procedures to verify the identity of customers opening new accounts. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. Shareholders should rely on their own tax advisors for advice about the particular U.S. federal, state, and local tax consequences of investing in a Fund. This information does not address any tax consideration arising under the laws of any state, local, non-U.S. or U.S. federal tax laws other than U.S. federal income tax laws (other than as generally summarized below). This discussion is based upon the Internal Revenue Code (the “Code”), Treasury Regulations, judicial decisions, administrative rulings, current administrative interpretations and official pronouncements of the IRS in effect on the date of this document, all of which may change (including as a result of the Supreme Court’s ruling in Loper Bright v. Raimondo), possibly retroactively, and materially and adversely affect the material U.S. federal income tax considerations described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No attempt is made to present a detailed explanation of the U.S. federal income tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to serve as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their U.S. federal non-income tax liabilities and state, local, and non-U.S. tax liabilities.

Qualification as a Regulated Investment Company.

Each Fund has elected and intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) the Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) the Fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to shareholders, provided that it satisfies as a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to U.S. federal income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirement of the Code, so that the Fund will not be subject to any U.S. federal income or excise tax. However, the Fund can give no assurance that distributions will be sufficient to eliminate all taxes. If the Fund fails to satisfy the RIC requirements set forth above in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. Each Fund is treated as a separate corporation for U.S. federal income tax purposes. A Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in this discussion. Losses in one Fund do not offset gains in another and the requirements (other than certain organization requirements) for qualifying RIC status are determined at the Fund level.

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If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund’s distributions to the extent made out of a Fund’s current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

U.S. Federal Excise Tax.

Each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98.2% of its net capital gain (as of the twelve months ended October 31), in order to avoid a 4% U.S. federal excise tax. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. Each Fund intends to make the required distributions, but it cannot guarantee that it will do so. The Funds intend to make sufficient distributions to avoid liability for U.S. federal excise tax but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid U.S. federal excise tax liability at a time when the Fund might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders.

The Funds anticipate distributing substantially all of their investment company taxable income and net tax-exempt interest (if any) for each tax year. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Fund. Taxable dividends and distributions are subject to U.S. federal income tax whether you receive them in cash or in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for U.S. federal tax purposes.

Distributions characterized as dividends paid out of the Fund’s current and accumulated earnings and profits generally may be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders. Under current U.S. tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. The Equity Premium Income Fund may make distributions when the Equity Premium Income Fund does not have any current or accumulated earnings and profits, as a result these distributions will be treated for tax purposes as a return of capital distribution and will not be subject to tax unless the amount of the distribution exceeds their basis in the Equity Premium Income Fund. Any return of capital distributions that are in excess of an investor’s basis in the Active Income Fund will be taxed at capital gains tax rates.

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If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional Fund shares. All taxable dividends paid by the Fund, other than those designated as qualified dividend income or capital gains distributions, will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for U.S. federal tax purposes.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and that Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund’s excess of net long-term gains over its net short-term losses. A Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust’s taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain. A Fund’s investment strategies may limit its ability to make distributions eligible for the dividends received deduction for corporation shareholders.

Shareholders who hold Fund shares in a tax-deferred account, such as an individual retirement account (“IRA”), generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders. If any dividend paid by the Fund exceeds its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the dividend may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, dividends in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

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Each shareholder that receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

The applicable Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for U.S. federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Shareholders that hold Fund shares in a tax-deferred account, such as an individual retirement account (“IRA”), generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Certain individuals, estates and trusts are required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of the tax on net investment income on their ownership and disposition of the shares.

Sale, Exchange, or Repurchase of Shares.

Assuming a shareholder holds Fund shares as a capital asset, any gain or loss recognized on a sale or exchange of shares of the Fund by a shareholder will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or exchanged and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or other disposition.

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Shareholders should note that, upon the sale of shares in a Fund, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income (for married filing jointly) or $1,500 of ordinary income (for married filing separately).

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different U.S. federal income tax consequences may apply for tendering and non-tendering shareholder in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholder. On the other hand, shareholder holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Certain U.S. Federal Income Tax Rules Applicable to Fund Transactions.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

At the time of purchase, a Fund’s NAV may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For U.S. federal income tax purposes, the Funds are permitted to carry forward their net realized capital losses, if any, for five years, and realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains.

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U.S. Federal Income Tax Treatment of Complex Securities.

The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for U.S. federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to U.S. federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible but is not required to do so.

U.S. Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Funds may enter into .transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.

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Certain options and futures on currencies, which qualify as “section 1256 contracts” under the Code (“Section 1256 Contracts”) and may result in the Funds entering into straddles. Section 1256 Contracts held by a Fund at fiscal year-end are treated for U.S. federal income tax purposes as being sold on such date for their fair market value, and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. When the Section 1256 Contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any year-end gain or loss previously recognized. Each Fund will be required to distribute net gains on such transactions to shareholders even though the Fund may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, that offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. An investment in a straddle often leads to a difference between a Fund’s book income and taxable income and may require the Fund to make distributions exceeding its book income to qualify as a RIC The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

Income of the Funds from its investment in derivatives on stocks, securities or currencies or certain swaps is expected to be treated as qualifying income within the meaning of Section 851 of the Code, subject to meeting certain requirements under the Code and applicable Treasury Regulations.

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.

As of November 30, 2025, the following Funds had capital loss carry forwards for U.S. federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Active Asset Allocation Fund	$—	$—	$—
Active Risk Assist Fund	$—	$—	$—
Active Income Fund	$44,106,775	$42,936,178	$87,042,953
Equity Premium Income Fund	$1,019,932	$—	$1,019,932
Defined Risk Fund	$33,798,421	$—	$33,798,421
Multi-Factor U.S. Equity Fund	$—	$—	$—
Defensive Core Fund	$—	$—	$—
Tactical Income Fund	$9,038,450	$1,580,854	$10,619,304
Multi-Factor Small/Mid Cap Fund	$1,479,795	$—	$1,479,795
Select Equity Fund	$—	$—	$—
Global Infrastructure Fund	$12,799,530	$14,800,369	$27,599,899

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The Horizon Equity Premium Income Fund, Horizon Defensive Core Fund, and Horizon Defined Risk Fund utilized capital loss carry forwards of $3,946,858, $1,596,467, and $21,314,058, respectively, during the fiscal year.

Fluctuations – Section 988 Gains and Losses. The Fund may realize profit or loss upon the Fund’s conversion of U.S. dollars into non-U.S. currency, or of non-U.S. currency into U.S. dollars that is treated as ordinary income or loss rather than capital gain or loss pursuant to Section 988 of the Code. Further, if the Fund acquires a debt instrument or becomes the obligor under a debt instrument or enters into certain other transactions, any of which is denominated in terms of a currency other than the U.S. dollar, fluctuations in the value of that currency relative to the U.S. dollar generally will result in foreign currency gain or loss. Although the Code gives Treasury the right to issue Treasury Regulations to restrict foreign currency gains derived by RIC under the qualifying income requirement to the extent such gains are not directly related to the RIC’s principal business of investing in stock, securities or other currencies, no such Treasury Regulations have been promulgated as of the date of this SAI. Subject to the discussion above on 1256 contracts, gains from (i) futures contracts on broad-based indexes, (ii) options on futures contracts on stocks or securities, (iii) options on futures contracts on stock indexes and (iv) options on futures contracts on municipal bond indexes are expected to be qualifying income within the meaning of Section 851 of the Code and applicable Treasury Regulations.

Non-U.S.Taxes.

Dividend and interest income received by a Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source that would reduce the yield on the Fund’s stock or securities. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.

However, it is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities issued by foreign corporations, the Fund may file an election with the IRS that may enable the Fund’s shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ U.S. federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Backup Withholding.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients.”

Non-U.S. Shareholders.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates). Non-U.S. shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors).

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals), Form W-8 BEN-E, Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities), or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files a Form W-8 ECI, Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which are generally exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds are required to withhold 30% of the amount of certain dividend, interest or other payments paid to any shareholder that fails to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or any of its agents on a valid IRS Form W-9 or appropriate IRS Form W-8, as applicable. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Funds will not pay any additional amounts in respect of any withheld amount.

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Tax Shelter Reporting Regulations.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886, Reportable Transaction Disclosure Statement. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold. In addition to the requirement to report the gross proceeds from the sale of shares in a Fund, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, a Fund will use a default cost basis method, which is average basis. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares in a Fund. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

Tax-Exempt Shareholders.

Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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ORGANIZATION OF THE TRUST

The Trust is organized as a Delaware business trust. As a Delaware business trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of a Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than two-thirds of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than two-thirds of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular Fund, the Board shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable. Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders. The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], serves as the Funds’ independent registered public accounting firm and is responsible for auditing the financial statements of the Funds.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of the Funds’ shares has been provided by Kilpatrick Townsend & Stockton LLP, 1001 West 4th Street, Winston-Salem, North Carolina 27101.

FINANCIAL STATEMENTS

The financial statements of Active Asset Allocation Fund, Risk Assist Fund, Active Income Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, Multi-Factor Small/Mid Cap Fund, Select Equity Fund, and Global Infrastructure Fund for the fiscal year/period ended November 30, 2025, which are included in the Funds’ Form N-CSR dated November 30, 2025, are incorporated herein by reference. These financial statements include the portfolios of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and the opinion of independent registered public accounting firm. You can obtain a copy of the financial statements contained in each Fund’s Annual or Semi-Annual Report without charge by calling the Funds at 1-855-754-7932.

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APPENDIX A

Proxy Voting Policy

of

Horizon Funds

The Board of Trustees of Horizon Funds (the “Trust”) has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how each series of the Trust (each a “Fund”) votes proxies relating to its portfolio securities. Under the Trust’s Proxy Voting Policy, the Board has, subject to its oversight, delegated to Horizon Investments, LLC (the “Adviser”) the following duties: (1) to make the proxy voting decisions for the Trust, subject to the exceptions described below; and (2) to assist the Trust in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Proxy Duties”).

The Trust’s CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Trust.

A.	General

The Board and the Trust believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Adviser

The Board and the Trust believe that the Adviser is in the best position to make individual voting decisions for the Trust consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

1.	to make the proxy voting decisions for the Trust, in accordance with the Adviser’s Proxy Voting Policy (the “Adviser Voting Policy”); and

2.	to assist the Trust in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including (a) categorizing the subject matter of each of the reported proxy voting matters using the categories specified in Form N-PX, and (b) providing the information for each matter with respect to which the Trust is entitled to vote, as required by Form N-PX, including: (i) information identifying the matter voted on; (iii) whether the matter was proposed by the issuer or by a security holder; (iv) whether and how the Trust cast its vote; (v) whether the Trust cast its vote for or against management; (vi) the number of shares that were voted and how they were voted, and (vii) the number of shares that the Trust loaned and did not recall.

The Board, including a majority of the Independent Trustees of the Board, must approve the Adviser Voting Policy as it relates to the Trust. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C.	Delegation to Sub-Adviser.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

D.	Conflicts

In cases where a matter with respect to which the Trust was entitled to vote presents a conflict between the interest of the Trust’s shareholders, on the one hand, and those of the Adviser, or an affiliated person of the Trust, or the Adviser, on the other hand, the Trust shall always vote in the best interest of the Trust’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Trust’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board, including a majority of the Independent Trustees of the Board.

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E.	Disclosure

The Adviser will ensure that the Trust discloses in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request by calling a specified toll-free telephone number and by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

The Adviser will file the Trust’s complete proxy voting record with the SEC on Form N-PX on an annual basis, by not later than August 31, of each year. The Trust will also disclose in its annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request by calling a specified toll-free telephone number and by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

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APPENDIX B

Proxy Voting Policy

of

Horizon Investments, LLC (“Horizon”)

For separately managed accounts, Horizon generally does not vote proxies. However, Horizon votes proxies for the mutual funds (the “Funds”) and Collective Investment Trusts (“Collectives”, and together with the Funds, “Funds Clients”) it advises, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

Horizon, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. Horizon’s policy of having no proxy voting responsibility is disclosed to its advisory clients. However, Horizon may agree to vote proxies for Fund Clients and may, with the approval of the particular Fund Client’s Board, delegate to a sub-adviser for the applicable Fund Client the obligation to vote such proxies. Horizon may retain third party proxy voting services for a variety of proxy-related services. These services may include research, tracking, voting, proxy guidelines, and reporting, among others. Horizon’s general policy with respect to its proxy and corporate action obligations are set forth below.

Procedure

Horizon has adopted the following procedures to implement the firm’s policy:

●	Horizon discloses its proxy voting policy of generally not having proxy voting authority in the firm’s Form ADV Part 2A Disclosure Brochure.

●	Horizon’s advisory agreements with natural person clients provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

Proxies for Fund Clients

Horizon serves as investment adviser to certain Fund Clients. To the extent that a Fund Client’s portfolio contains common stock or other securities of issuers that are not Underlying Funds, proxies received from such issuers will be voted in accordance with Horizon’s Proxy Voting Guidelines (“Guidelines”), set forth below.

Notwithstanding the foregoing, Fund Clients may be “funds of funds”, meaning that these Fund Clients pursue their investment goals by investing primarily in other investment companies that are not affiliated with Horizon (“Underlying Funds”).Consistent with certain requirements applicable to Fund Clients under Section 12(d)(1)(F) of the Investment Company Act, it is the policy of Horizon to vote all proxies received from the Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted (i.e., “mirror” or “echo” voting), or in accordance with instructions received from Underlying Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act. After voting, the proxy materials are maintained for future reference.

Proxy Voting Guidelines

Horizon has adopted and implemented the following Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation.

In light of Horizon’s fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, Horizon has retained Institutional Shareholder Services Inc. (“ISS”) to assist in the coordination and voting of client proxies, which specializes in providing a variety of fiduciary-level proxy-related services to investment managers, to assist in the coordination and voting of client proxies. The services provided to Horizon will include timely delivery of meeting and record date information; proxy analysis through an electronic web-based vote execution platform; and detailed recordkeeping needs of Horizon’s proxy voting function.

ISS votes Horizon’s advisory clients’ proxies in accordance with Horizon’s proxy guidelines or Horizon’s specific instructions. Where a Fund Client has given specific instructions as to how a proxy should be voted, Horizon will notify ISS to carry out those instructions. Where no specific instruction exists, Horizon will follow the procedures in voting the proxies set forth in this document.

A copy of Horizon’s current specific voting guidelines with respect to certain categories of proxy votes is available here: https://www.iss-stoxx.com/file/policy/current/americas/us-voting-guidelines.pdf.

The CCO or the CCO’s designee is responsible for managing the relationship with ISS and for ensuring that proxies are being properly voted and that ISS is retaining appropriate proxy voting records regarding the same.

Proxies solicited by issuers other than Underlying Funds (whose proxies may be voted consistent with other shareholders as discussed above) are voted in accordance with the predetermined guidelines of ISS, unless the Fund Client directs Horizon to vote differently on a specific proxy or specific categories of proxies.

Although the majority of proxy proposals can be handled in accordance with Horizon’s established proxy policies, Horizon recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures. In this regard, Horizon recognizes that under certain circumstances where Horizon is required to vote a proxy without the assistance of ISS, such as where the Guidelines do not address a particular category of proxy or where ISS is otherwise unable to provide a recommendation, Horizon may have a conflict of interest in voting proxies on behalf of a Fund Client. Such circumstances may include, but are not limited to, situations where Horizon or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Horizon personnel should identify such conflicts and bring them to the attention of the Fund Client’s Board. In such a case, the Fund Client’s Board will then determine whether the conflict is “material” based on whether, under the facts and circumstances of the case, the conflict has the potential to influence Horizon’ s decision-making in voting the proxy. If the Fund Client’s Board determines that the conflict is material, then: (i) the Fund Client’s Proxy Voting Committee will vote the proxy; or (ii) at the Board’s direction, Horizon shall vote the proxy based upon the recommendation of the Board or its designee. Horizon will keep a record of all materiality decisions and report them to the Fund Client’s Board on an annual basis.

Horizon is not required to vote a proxy for a Fund Client if Horizon reasonably determines that refraining from voting the proxy is in the best interest of the Fund Client, such as when the cost to the Fund Client of voting the proxy exceeds the expected benefit to the Fund Client.

Oversight of Proxy Services

Horizon will periodically evaluate the performance of ISS in performing proxy services. The SEC has provided guidance that evaluations of proxy services should include:

●	Evaluating whether the proxy service has adequate policies and procedures to identify, disclose and address conflicts of interest, including conflicts arising from recommendations and services to issuers or proponents of shareholder proposals that may be the subject of a vote, or affiliations with third parties that have significant influence over the proxy service (such as lenders or shareholders). In this regard, an adviser should consider the proxy service’s policies for disclosing actual and potential conflicts to the adviser and any technology used by the proxy service to facilitate such disclosure.
●	Evaluating whether the proxy service has the capacity and competency to adequately analyze the matters for which it is responsible, including the proxy service’s staffing, personnel and technology.
●	Reviewing proxy voting guidelines to ensure that they are reasonably designed to vote proxies in the best interest of each client.
●	Evaluating whether proxies are being voted in a manner consistent with proxy voting guidelines, which may be performed by sampling votes before or after votes are cast.
●	To the extent an adviser becomes aware of any potential factual errors, incompleteness or methodological weaknesses in the proxy service’s analysis that it deems credible and relevant to its voting decisions, assessing the extent to which any pf the foregoing materially affected the proxy service’s research or recommendations.
●	Evaluating any material changes in the services provided by, or the operations of, the proxy service to ensure that the proxy service continues to vote proxies in the best interest of clients.

Record Keeping

In accordance with Rule 204-2 under the Act, Horizon will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) proxy statements received regarding client securities (provided however, that Horizon may rely on the proxy statement filed on EDGAR as its records); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) documents prepared by Horizon that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Horizon describes its proxy voting policies and procedures in its Part 2A of Form ADV for (or other brochure fulfilling the requirement of Rule 204-3), which description will inform clients that they may obtain information on how their securities were voted or a copy of Horizon’s Policies and Procedures by written request addressed to Horizon. Horizon will coordinate with mutual fund Clients to assist in the provision of applicable information required to be filed by on Form N-PX.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Certificate of Trust was previously filed with the Registrant’s Initial Registration on Form N-1A on June 2, 2015 and is incorporated by reference.

	(2)	Declaration of Trust was previously filed with the Registrant’s Initial Registration on Form N-1A on June 2, 2015 and is incorporated by reference.

(b)		By-Laws were previously filed with the Registrant’s Initial Registration on Form N-1A on June 2, 2015 and is incorporated by reference.

(c)		Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Declaration of Trust and By-Laws.

(d)	(1)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Asset Allocation Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

	(2)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Dividend Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

	(3)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Income Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

	(4)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Risk Assist Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

	(5)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon Defined Risk Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

	(6)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon ESG Defensive Core Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(7)	First Amendment to the Investment Advisory Agreement between the Registrant, on behalf of the Horizon ESG Defensive Core Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on September 29, 2022 and is incorporated by reference.

(8)	Investment Advisory Agreement between the Registrant, on behalf of the Horizon U.S. Defensive Equity Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(9)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon U.S. Defensive Small/Mid Cap Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A on October 3, 2022 and is incorporated by reference.

(10)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Tactical Fixed Income Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A on October 3, 2022 and is incorporated by reference.

(11)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Expedition Plus ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(12)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Landmark ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(13)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Expedition Plus ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(14)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Landmark ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(15)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Centre American Select Equity Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(16)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Centre Global Infrastructure Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(17)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Core Equity ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(18)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Core Equity ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(19)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Dividend Income ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(20)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Dividend Income ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(21)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Managed Risk ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(22)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Managed Risk ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(23)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Core Bond ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(24)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Core Bond ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(25)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Flexible Income ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(26)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Flexible Income ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(27)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Nasdaq-100 Defined Risk ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(28)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Nasdaq-100 Defined Risk ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(29)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Digital Frontier ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(30)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Digital Frontier ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A on April 4, 2025, and is incorporated by reference.

(31)	Form of Investment Advisory Agreement between the Registrant, on behalf of Horizon Small/Mid Cap Core Equity ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(32)	Form of Sub-Advisory Agreement between the Registrant, on behalf of Horizon Small/Mid Cap Core Equity ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A on August 20, 2025, and is incorporated by reference.

(33)	Form of Investment Advisory Agreement between the Registrant, on behalf of Horizon International Equity ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(34)	Form of Sub-Advisory Agreement between the Registrant, on behalf of Horizon International Equity ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A on August 20, 2025, and is incorporated by reference.

(35)	Form of Investment Advisory Agreement between the Registrant, on behalf of Horizon International Managed Risk ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(36)	Form of Sub-Advisory Agreement between the Registrant, on behalf of Horizon International Managed Risk ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A on August 20, 2025, and is incorporated by reference.

(37)	Form of Investment Advisory Agreement between the Registrant, on behalf of Anfield Enhanced Market ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A on December 19, 2025, and is incorporated by reference.

(38)	Form of Investment Advisory Agreement between the Registrant, on behalf of Anfield Universal Fixed Income ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A on December 19, 2025, and is incorporated by reference.

	(39)	Form of Investment Advisory Agreement between the Registrant, on behalf of Anfield Dynamic Fixed Income ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A on December 19, 2025, and is incorporated by reference.

	(40)	Form of Investment Advisory Agreement between the Registrant, on behalf of Regents Park Hedged Market Strategy ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A on December 19, 2025, and is incorporated by reference.
	(41)	Form of Investment Advisory Agreement between the Registrant, on behalf Anfield U.S. Equity Sector Rotation ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A on December 19, 2025, and is incorporated by reference.
	(42)	Form of Sub-Advisory Agreement between the Registrant, on behalf of Anfield U.S. Equity Sector Rotation ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A on December 19, 2025, and is incorporated by reference.

(e)	(1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective as of February 8, 2016, was previously filed with Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A on January 29, 2016, and is incorporated by reference.

(2)	Novation to the Distribution Agreement between the Registrant and Quasar Distributors, LLC effective as of September 30, 2021 (Novation Agreement) was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(3)	Form of First Amendment to Distribution Agreement was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(4)	Second Amendment to Distribution Agreement dated January 23, 2019 was previously filed with Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A on March 29, 2019 and is incorporated by reference.

(5)	Form of Third Amendment to Distribution Agreement was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(6)	Fourth Amendment to Distribution Agreement was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(7)	Form of Fifth Amendment to Distribution Agreement was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(8)	ETF Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective as of December 10, 2024, previously filed with the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A on January 14, 2025, is hereby incorporated by reference.

(9)	First Amendment to the ETF Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated April 30, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(10)	Form of Authorized Participant Agreement, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(11)	Form of Second Amendment to the ETF Distribution Agreement between the Registrant and Quasar Distributors, LLC, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(12)	Form of Third Amendment to the ETF Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated [ ], to be filed by amendment.

(f)		Bonus, profit sharing contracts – None.

(g)	(1)	Custody Agreement between the Registrant and U.S. Bank National Association was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

	(2)	Form of First Amendment to Custody Agreement was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(3)	Second Amendment to the Custody Agreement dated January 23, 2019 was previously filed with Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A on March 29, 2019 and is incorporated by reference.

(4)	Form of Third Amendment to the Custody Agreement was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(5)	Fourth Amendment to the Custody Agreement dated June 25, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(6)	Fifth Amendment to the Custody Agreement dated December 19, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(7)	Sixth Amendment to the Custody Agreement dated March 8, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(8)	Seventh Amendment to the Custody Agreement dated December 20, 2022, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference.

(9)	Eighth Amendment to the Custody Agreement dated February 1, 2025, was previously filed with Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A on March 28, 2025 and is incorporated by reference.

(10)	Ninth Amendment to the Custody Agreement, dated April 10, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(11)	ETF Custody Agreement between the Registrant and U.S. Bank National Association, dated as of January 17, 2025 was previously filed with Post Effective Amendment No. 45 to its Registration Statement on Form N-1A on January 28, 2025 and incorporated by reference.

	(12)	First Amendment to the ETF Custody Agreement between the Registrant and U.S. Bancorp Fund Services, dated May 28, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

	(13)	Second Amendment to the ETF Custody Agreement between the Registrant and U.S. Bancorp Fund Services, dated October 28, 2025, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

	(14)	Third Amendment to the ETF Custody Agreement between the Registrant and U.S. Bancorp Fund Services, dated [ ], to be filed by amendment.

(h)	(1)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

(2)	Form of First Amendment to Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(3)	Third Amendment (including First Addendum) to the Fund Administration Servicing Agreement dated January 23, 2019 was previously filed with Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A on March 29, 2019 and is incorporated by reference.

(4)	Form of Fourth Amendment to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(5)	Fifth Amendment (including Addendums) to the Fund Administration Servicing Agreement dated June 25, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(6)	Sixth Amendment (including Addendums) to the Fund Administration Servicing Agreement dated December 19, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(7)	Seventh Amendment to the Horizon Funds Fund Administration Servicing Agreement dated March 8, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(8)	Eighth Amendment to the Horizon Funds Fund Administration Servicing Agreement dated December 20, 2022, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference.

(9)	Ninth Amendment to the Horizon Funds Fund Administration Servicing Agreement dated February 1, 2025 was previously filed with Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A on March 28, 2025 and is incorporated by reference.

(10)	Tenth Amendment to the Horizon Funds Fund Administration Servicing Agreement, dated April 10, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(11)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

(12)	Form of Addendum to Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(13)	Third Amendment (including First Addendum) to the Transfer Agent Servicing Agreement dated January 23, 2019 was previously filed with Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A on March 29, 2019 and is incorporated by reference.

(14)	Form of Fourth Amendment to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(15)	Fifth Amendment (including Addendums) to the Transfer Agent Servicing Agreement dated June 25, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(16)	Sixth Amendment (including Addendums) to the Transfer Agent Servicing Agreement dated December 19, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(17)	Seventh Amendment to the Horizon Funds Transfer Agent Servicing Agreement dated March 8, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(18)	Eighth Amendment to the Horizon Funds Transfer Agent Servicing Agreement dated December 20, 2022, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference.

(19)	Ninth Amendment to the Horizon Funds Transfer Agent Servicing Agreement dated February 1, 2025 was previously filed with Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A on March 28, 2025 and is incorporated by reference.

(20)	Tenth Amendment to the Horizon Funds Transfer Agent Servicing Agreement, dated April 10, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(21)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

(22)	Form of First Amendment to Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(23)	Second Amendment to the Fund Accounting Servicing Agreement dated January 23, 2019 was previously filed with Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A on March 29, 2019 and is incorporated by reference.

(24)	Form of Third Amendment to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(25)	Fourth Amendment to the Fund Accounting Servicing Agreement dated June 25, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(26)	Fifth Amendment to the Fund Accounting Servicing Agreement dated December 19, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(27)	Sixth Amendment to the Horizon Funds Fund Accounting Servicing Agreement dated March 8, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(28)	Seventh Amendment to the Horizon Funds Fund Accounting Servicing Agreement dated December 20, 2022, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference.

(29)	Eighth Amendment to the Horizon Funds Fund Accounting Servicing Agreement dated February 1, 2025 was previously filed with Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A on March 28, 2025 and is incorporated by reference.

(30)	Ninth Amendment to the Horizon Funds Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated April 10, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(31)	Shareholder Services Plan, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated herein by reference.

(32)	Second Amended and Restated Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Active Asset Allocation Fund was previously filed with Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A on July 27, 2018 and is incorporated by reference.

(33)	Second Amended and Restated Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Active Risk Assist Fund was previously filed with Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A on July 27, 2018 and is incorporated by reference.

(34)	Second Amended and Restated Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Active Income Fund was previously filed with Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A on July 27, 2018 and is incorporated by reference.

(35)	Amended and Restated Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Active Dividend Fund was previously filed with Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A on March 30, 2018 and is incorporated by reference.

(36)	Form of Amended and Restated Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Defined Risk Fund was previously filed with Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A on March 30, 2018 and is incorporated by reference.

(37)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Defensive Multi-Factor Fund (formerly known as the Horizon U.S. Risk Assist® Fund) was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(38)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Multi-Asset Income Fund was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(39)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon ESG Defensive Core Fund was previously filed with Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A on December 26, 2019 and is incorporated by reference.

(40)	Amended and Restated Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon ESG Defensive Core Fund, was previously filed with Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on September 29, 2022 and is incorporated by reference.

(41)	Fund of Funds Investment Agreement between the Registrant and The Select Sector SPDR Trust dated January 19, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(42)	Fund of Funds Investment Agreement between the Registrant and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust dated January 19, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(43)	Fund of Funds Investment Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust dated January 19, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(44)	Form of Fund of Funds Investment Agreement between the Registrant and DBX ETF Trust dated January 19, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(45)	Fund of Funds Investment Agreement between the Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust dated January 19, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(46)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon U.S. Defensive Small/Mid Cap Fund, was previously filed with Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A on October 3, 2022 and is incorporated by reference.

(47)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Horizon Tactical Income Fund, was previously filed with Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A on October 3, 2022 and is incorporated by reference.

(48)	Addendum to the Fund Administration Servicing Agreement (Confluence), was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference

(49)	Addendum to the Fund Administration Servicing Agreement – was previously filed with Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A on March 27, 2024 and is incorporated by reference.

(50)	ETF Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated January 22, 2025 was previously filed with Post Effective Amendment No. 45 to its Registration Statement on Form N-1A on January 28, 2025 and incorporated by reference.

(51)	First Amendment to the Horizon Funds ETF Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated May 28, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(52)	ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated January 22, 2025, was previously filed with Post Effective Amendment No. 45 to its Registration Statement on Form N-1A on January 28, 2025 and incorporated by reference.

(53)	First Amendment to the Horizon Funds ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated May 28, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(54)	ETF Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated January 22, 2025 was previously filed with Post Effective Amendment No. 45 to its Registration Statement on Form N-1A on January 28, 2025 and incorporated by reference.

(55)	First Amendment to the Horizon Funds ETF Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated May 28, 2025, was previously filed with Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A on June 20, 2025 and is incorporated by reference.

(56)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Centre American Select Equity Fund, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(57)	Form of Expense Limitation Agreement between Horizon Investments, LLC and the Registrant on behalf of the Centre Global Infrastructure Fund, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(58)	Second Amendment to the Horizon Funds ETF Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated October 30, 2025, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(59)	Second Amendment to the Horizon Funds ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated October 30, 2025, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(60)	Second Amendment to the Horizon Funds ETF Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated October 30, 2025, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

	(61)	Third Amendment to the Horizon Funds ETF Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated [ ], to be filed by amendment.

	(62)	Third Amendment to the Horizon Funds ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated [ ], to be filed by amendment.

	(63)	Third Amendment to the Horizon Funds ETF Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, dated [ ], to be filed by amendment.

(i)	(1)	Opinion and consent of counsel relating to Horizon Active Asset Allocation Fund, Horizon Active Risk Assist Fund and Horizon Active Income Fund was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

	(2)	Opinion and consent of counsel relating to Horizon Active Dividend Fund (formerly known as Horizon Dynamic Dividend Fund) and Horizon Defined Risk Fund was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(3)	Opinion and consent of counsel relating to Horizon Defensive Multi-Factor Fund (formerly known as Horizon U.S. Risk Assist® Fund), Horizon ESG Defensive Core Fund (formerly known as the Horizon Sustainable Risk Assist® Fund) and Horizon Multi-Asset Income Fund was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(4)	Opinion and consent of counsel relating to Horizon Expedition Plus ETF and Horizon Landmark ETF, previously filed with the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A on January 14, 2025, is hereby incorporated by reference.

(5)	Opinion and consent of counsel relating to Centre American Select Equity Fund and Centre Global Infrastructure Fund, previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 on February 7, 2025, is hereby incorporated by reference.

	(6)	Opinion and consent of counsel relating to Horizon Small/Mid Cap Core Equity ETF, Horizon International Equity ETF, and Horizon International Managed Risk ETF, was previously filed with Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A on November 3, 2025, and is incorporated by reference.

(7)

Opinion and consent of counsel relating to Anfield Enhanced Market Strategy ETF, Anfield Universal Fixed Income ETF, Anfield Dynamic Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF, and Regents Park Hedged Market Strategy ETF, was previously filed with Post-Effective Amendment No. 61 to its Registration Statement on Form N-1A on March 12, 2025 and is incorporated by reference.

	(8)	Consent of Counsel, to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm ([ ]), to be filed by amendment.

(k)		Financial statements omitted from prospectus – None.

(l)		Initial Subscription Agreement was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

(m)	(1)	Distribution Plan pursuant to Rule 12b-1, was previously filed with Post-Effective Amendment No. 61 to its Registration Statement on Form N-1A on March 12, 2025 and is incorporated by reference.

(n)	(1)	Rule 18f-3 Multiple Class Plan was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

	(2)	Amended and Restated Rule 18f-3 Multiple Class Plan, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(o)		Reserved.

(p)	(1)	Code of Ethics of Horizon Funds was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

	(2)	Code of Ethics of Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A on January 30, 2017 and is incorporated by reference.

	(3)	Code of Ethics of Quasar Distributors, LLC was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

	(4)	Code of Ethics of Exchange Traded Concepts, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(q)		Powers of Attorney were previously filed with Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A on August 1, 2022 and are incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to Article VII, Sections 2 and 3 of the Registrant’s Declaration of Trust with respect to the Registrant. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1. Abacus FCF ETF Trust

2. Advisor Managed Portfolios

3. Antares Private Credit Fund

4. Capital Advisors Growth Fund, Series of Advisors Series Trust

5. Chase Growth Fund, Series of Advisors Series Trust

6. Davidson Multi Cap Equity Fund, Series of Advisors Series Trust

7. Edgar Lomax Value Fund, Series of Advisors Series Trust

8. Huber Large Cap Value Fund, Series of Advisors Series Trust

9. Huber Mid Cap Value Fund, Series of Advisors Series Trust

10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust

11. Huber Small Cap Value Fund, Series of Advisors Series Trust

12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust

13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust

14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust

15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust

16. PIA BBB Bond Fund, Series of Advisors Series Trust

17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust

18. PIA High Yield Fund, Series of Advisors Series Trust

19. PIA MBS Bond Fund, Series of Advisors Series Trust

20. PIA Short-Term Securities Fund, Series of Advisors Series Trust

21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust

22. Poplar Forest Partners Fund, Series of Advisors Series Trust

23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust

24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust

25. Pzena International Value Fund, Series of Advisors Series Trust

26. Pzena Mid Cap Value Fund, Series of Advisors Series Trust

27. Pzena Small Cap Value Fund, Series of Advisors Series Trust

28. Reverb ETF, Series of Advisors Series Trust

29. Scharf ETF, Series of Advisors Series Trust

30. Scharf Global Opportunity ETF, Series of Advisors Series Trust

31. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust

32. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust

33. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust

34. The Aegis Funds

35. Allied Asset Advisors Funds

36. Angel Oak Funds Trust

37. Angel Oak Strategic Credit Fund

38. Brookfield Infrastructure Income Fund Inc.

39. Brookfield Investment Funds

40. Buffalo Funds

41. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust

42. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust

43. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust

44. DoubleLine Funds Trust

45. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions

46. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions

47. AAM Crescent CLO ETF, Series of ETF Series Solutions

48. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions

49. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions

50. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions

51. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions

52. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions

53. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions

54. AAM Transformers ETF, Series of ETF Series Solutions

55. Acquirers Deep Value ETF, Series of ETF Series Solutions

56. Aptus April Buffer, Series of ETF Series Solutions

57. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions

58. Aptus Deferred Income ETF, Series of ETF Series Solutions

59. Aptus Defined Risk ETF, Series of ETF Series Solutions

60. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions

61. Aptus Enhanced Yield ETF, Series of ETF Series Solutions

62. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions

63. Aptus January Buffer ETF, Series of ETF Series Solutions

64. Aptus July Buffer ETF, Series of ETF Series Solutions

65. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions

66. Aptus Large Cap Upside ETF, Series of ETF Series Solutions

67. Aptus October Buffer ETF, Series of ETF Series Solutions

68. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions

69. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions

70. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions

71. BTD Capital Fund, Series of ETF Series Solutions

72. Carbon Strategy ETF, Series of ETF Series Solutions

73. ClearShares OCIO ETF, Series of ETF Series Solutions

74. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions

75. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions

76. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions

77. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions

78. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions

79. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions

80. ETFB Green SRI REITs ETF, Series of ETF Series Solutions

81. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions

82. Hoya Capital Housing ETF, Series of ETF Series Solutions

83. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions

84. LHA Market State Tactical Q ETF, Series of ETF Series Solutions

85. LHA Risk-Managed Income ETF, Series of ETF Series Solutions

86. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions

87. Opus Small Cap Value ETF, Series of ETF Series Solutions

88. The Acquirers Fund, Series of ETF Series Solutions

89. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions

90. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions

91. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions

92. U.S. Global JETS ETF, Series of ETF Series Solutions

93. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions

94. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions

95. US Vegan Climate ETF, Series of ETF Series Solutions

96. Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions

97. Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions

98. First American Funds Trust

99. FundX Investment Trust

100. The Glenmede Fund, Inc.

101. The GoodHaven Funds Trust

102. Harding, Loevner Funds, Inc.

103. Hennessy Funds Trust

104. Horizon Funds

105. Hotchkis & Wiley Funds

106. Intrepid Capital Management Funds Trust

107. Jacob Funds Inc.

108. The Jensen Quality Growth Fund Inc.

109. Kirr, Marbach Partners Funds, Inc.

110. Core Alternative ETF, Series of Listed Funds Trust

111. Optimized Equity Income ETF, Series of Listed Funds Trust

112. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust

113. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust

114. LKCM Funds

115. LoCorr Investment Trust

116. MainGate Trust

117. Kensington Active Advantage Fund, Series of Managed Portfolio Series

118. Kensington Credit Opportunities ETF, Series of Managed Portfolio Series

119. Kensington Defender Fund, Series of Managed Portfolio Series

120. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series

121. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series

122. Kensington Managed Income Fund, Series of Managed Portfolio Series

123. LK Balanced Fund, Series of Managed Portfolio Series

124. Leuthold Core ETF, Series of Managed Portfolio Series

125. Leuthold Core Investment Fund, Series of Managed Portfolio Series

126. Leuthold Global Fund, Series of Managed Portfolio Series

127. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series

128. Leuthold Select Industries ETF, Series of Managed Portfolio Series

129. Muhlenkamp Fund, Series of Managed Portfolio Series

130. Nuance Concentrated Value Fund, Series of Managed Portfolio Series

131. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series

132. Olstein All Cap Value Fund, Series of Managed Portfolio Series

133. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series

134. Port Street Quality Growth Fund, Series of Managed Portfolio Series

135. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series

136. Reinhart International PMV Fund, Series of Managed Portfolio Series

137. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series

138. Tremblant Global ETF, Series of Managed Portfolio Series

139. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios

140. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios

141. Hood River International Opportunity Fund, Series of Manager Directed Portfolios

142. Hood River New Opportunities Fund, Series of Manager Directed Portfolios

143. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios

144. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios

145. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios

146. SWP Growth & Income ETF, Series of Manager Directed Portfolios

147. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios

148. Mason Capital Fund Trust

149. Matrix Advisors Funds Trust

150. Monetta Trust

151. Nicholas Equity Income Fund, Inc.

152. Nicholas Fund, Inc.

153. Nicholas II, Inc.

154. Nicholas Limited Edition, Inc.

155. Oaktree Diversified Income Fund Inc.

156. Permanent Portfolio Family of Funds

157. Perritt Funds, Inc.

158. Procure ETF Trust II

159. Professionally Managed Portfolios

160. Provident Mutual Funds, Inc.

161. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.

162. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.

163. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.

164. Aquarius International Fund, Series of The RBB Fund, Inc.

165. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.

166. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.

167. Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.

168. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.

169. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.

170. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.

171. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.

172. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

173. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

174. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

175. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.

176. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.

177. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.

178. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.

179. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.

180. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.

181. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.

182. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.

183. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.

184. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.

185. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.

186. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.

187. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.

188. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.

189. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.

190. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.

191. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.

192. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.

193. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.

194. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.

195. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.

196. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.

197. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.

198. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.

199. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.

200. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.

201. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.

202. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.

203. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.

204. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.

205. Optima Strategic Credit Fund, Series of The RBB Fund, Inc.

206. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.

207. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.

208. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.

209. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.

210. SGI Global Equity Fund, Series of The RBB Fund, Inc.

211. SGI Peak Growth Fund, Series of The RBB Fund, Inc.

212. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.

213. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.

214. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.

215. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.

216. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.

217. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.

218. The RBB Fund Trust

219. RBC Funds Trust

220. Rockefeller Municipal Opportunities Fund

221. SEG Partners Long/Short Equity Fund

222. Series Portfolios Trust

223. Thompson IM Funds, Inc.

224. Tortoise Capital Series Trust

225. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers

226. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers

227. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers

228. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers

229. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers

230. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers

231. RiverPark Strategic Income Fund, Series of Trust for Professional Managers

232. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers

233. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers

234. Jensen Quality MidCap Fund, Series of Trust for Professional Managers

235. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers

236. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers

237. Wall Street EWM Funds Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Horizon Investments, LLC, 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277 (records relating to its function as investment adviser of Horizon Funds).

Exchange Traded Concepts, LLC, 10900 Hefner Pointe Dr #400, Oklahoma City, Oklahoma 73120 (records relating to its function as investment sub-adviser of Horizon Funds).

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 (records relating to its function as distributor).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, and State of North Carolina, on May 11, 2026.

Horizon Funds

By:	/s/ John Drahzal
John Drahzal
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ John Drahzal	President and Trustee	May 11, 2026
John Drahzal

John W. Davidson*	Trustee	May 11, 2026
John W. Davidson

Todd W. Gaylord*	Trustee	May 11, 2026
Todd W. Gaylord

Thomas W. Okel*	Trustee	May 11, 2026
Thomas W. Okel

/s/ Steve Terry	Treasurer	May 11, 2026
Steve Terry

*By	/s/ Matthew Chambers
Matthew Chambers

*	As Attorney-in-Fact pursuant to Powers of Attorney previously filed and incorporated herein by reference.